UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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General Moly, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
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General Moly, Inc.

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

April 6, 2010

Dear Stockholder:

You are invited to attend General Moly’s annual stockholders’ meeting.  The meeting will be held on May 13, 2010, at 9:00 a.m., local Colorado time, at the Marriott Denver West, 1717 Denver West Boulevard, Golden, Colorado 80401.

At the meeting, stockholders will vote on a number of important matters.  Please take the time to carefully read each of the proposals described in the attached proxy statement.

Your vote is important.  Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting.  Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed postage paid return envelope so that your shares will be represented at the meeting.

Please note that due to changes in the NYSE rules, brokers are no longer permitted to vote your shares on proposals for the election of directors or on any other non-routine matters if you have not given your broker specific instructions on how to vote your shares.  PLEASE BE SURE TO GIVE SPECIFIC VOTING INSTRUCTIONS TO YOUR BROKER SO THAT YOUR VOTES CAN BE COUNTED.

We look forward to seeing those of you who will be able to attend the meeting.

Sincerely,

Bruce D. Hansen
Chief Executive Officer

General Moly, Inc.

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

Notice of Annual Meeting of Stockholders

To be Held on May 13, 2010

April 6, 2010

Dear Stockholder:

We are pleased to invite you to attend General Moly, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 9:00 a.m., local Colorado time, on May 13, 2010, at the Marriott Denver West, 1717 Denver West Boulevard, Golden, Colorado  80401.  The meeting will be held to:

•      elect two Class III members to the Board of Directors to serve until the 2013 Annual Meeting of Stockholders;

•      approve the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated;

•      approve the potential issuance of shares of our common stock, exceeding 20% of the number of shares outstanding on April 5, 2010, pursuant to the Securities Purchase Agreement dated March 4, 2010 between the Company and Hanlong (USA) Mining Investment, Inc.;

•      ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for fiscal year 2010; and

•      act on such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record on the books of the Company at the close of business on April 5, 2010, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.  A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders during normal business hours at our corporate headquarters at 1726 Cole Boulevard, Suite 115, Lakewood, Colorado 80401 during the ten days before our annual meeting and at the annual meeting.

It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.  Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed postage paid return envelope, which does not require postage if mailed in the United States.  If you choose to attend the Annual Meeting, you may still vote your shares in person even though you have previously returned your proxy.  If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions.  The proxy is revocable at any time prior to its use.

Sincerely,

Michael K. Branstetter
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 13, 2010

The Company’s proxy statement, form of proxy card and 2009 annual report to stockholders are available at:  www.generalmoly.com.

TABLE OF CONTENTS

PURPOSE OF THE ANNUAL MEETING	1
Shares Outstanding and Voting Rights	2

VOTING SECURITIES AND PRINCIPAL HOLDERS	3

BENEFICIAL OWNERSHIP	3

PROPOSAL 1 - ELECTION OF DIRECTORS	6
Information About the Nominees	6

DIRECTORS AND OFFICERS	7

THE BOARD, BOARD COMMITTEES AND DIRECTOR INDEPENDENCE	10
Audit Committee	11
Compensation Committee	11
Governance and Nominating Committee	12
Risk Oversight	13
Compensation Risk Assessment	13
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Business Conduct and Ethics	13
Vote Required	14
Recommendation	14

PROPOSAL 2 - APPROVAL OF THE GENERAL MOLY, INC. 2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED	15
Summary of the 2006 Plan, as Amended and Restated	15
Federal Income Tax Consequences	17
New Plan Benefits	18
Vote Required	19
Recommendation	19

PROPOSAL 3 - APPROVAL OF THE POTENTIAL ISSUANCE OF APPROXIMATELY 27.8 MILLION SHARES OF OUR COMMON STOCK, EXCEEDING 20% OF THE NUMBER OF SHARES OUTSTANDING ON APRIL 5, 2010, PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED MARCH 4, 2010 BETWEEN THE COMPANY AND HANLONG (USA) MINING INVESTMENT, INC.	20
Introduction	20
Background	20
Purchase Agreement	20
Bridge Loan	22
Supply Agreement	22
Stockholder Agreement	23
Effect on Existing Stockholders	23
Vote Required	24
Recommendation	24

PROPOSAL 4 - RATIFICATION OF INDEPENDENT AUDITOR	25
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	25
Audit Fees	25
Audit-Related Fees	25
Tax Fees	25
All Other Fees	25
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors	25
Vote Required	26
Recommendation	26

ii

General Moly, Inc.

1726 Cole Blvd., Suite 115

Lakewood, CO 80401

PROXY STATEMENT
Relating to
Annual Meeting of Stockholders
To be held on May 13, 2010

We are sending this proxy statement to the holders of our common stock, $0.001 par value, in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the General Moly, Inc. (the “Company,” “we,” or “us,” or “our”) Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 13, 2010 at 9:00 a.m., local Colorado time, at the Marriott Denver West, 1717 Denver West Boulevard, Golden, Colorado  80401, and any postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  This proxy statement and the accompanying proxy card are first being mailed to our stockholders on or about April 15, 2010.

A proxy card is enclosed for your use.  The Board requests that you sign, date, and return it in the enclosed postage paid return envelope, which does not require postage if mailed in the United States.  Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, stockholders entitled to vote will be asked to consider and take action on the following matters:

•      election of two Class III members to our Board to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier death, resignation, or removal in accordance with our Certificate of Incorporation, bylaws, and Corporate Governance Guidelines;

•      approval of the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated;

•      approval of the potential issuance of shares of our common stock, exceeding 20% of the number of shares outstanding on April 5, 2010, pursuant to the Securities Purchase Agreement dated March 4, 2010 between the Company and Hanlong (USA) Mining Investment, Inc.;

•      ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for fiscal year 2010; and

•      action on such other matters as may properly come before the meeting or any adjournment thereof.

As your vote is important, we are requesting that you complete and sign the enclosed proxy card and mail it promptly in the enclosed postage paid return envelope, which does not require postage if mailed in the United States.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy.

Shares Outstanding and Voting Rights

Record Date; Quorum.  Our Board has fixed the close of business on April 5, 2010 as the record date for the purpose of determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, we had 72,567,538 issued and outstanding shares of common stock.  A majority of votes that could be cast by holders of all outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting, and will be counted for determining whether we have a quorum.

Solicitation of Proxies.  The accompanying proxy is solicited on behalf of our Board and the entire cost of solicitation will be borne by us.  Following the original mailing of the proxies and soliciting materials, our directors, officers and employees may solicit proxies by mail, telephone, telegraph, or personal interviews.  We may utilize the services of a proxy solicitation firm.  We will request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies.  In such cases, the Company will reimburse such holders for their reasonable expenses.

Revocation of Proxy.  Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by either (i) providing our Corporate Secretary a later-dated proxy prior to the Annual Meeting or presenting a later-dated proxy at the Annual Meeting, (ii) providing our Corporate Secretary a written revocation prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person.

How Proxies will be Voted.  Assuming a quorum is present, proxies received by our Board in the accompanying form will be voted at the Annual Meeting as specified by the person giving the proxy.  All shares represented by a valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  The Board, however, does not know of any matters to be considered at the meeting other than those specified in the Notice of Annual Meeting.

Required Votes.  With respect to the election of directors, the two candidates receiving the highest number of votes will be elected.  Our stockholders may vote for or against each of the nominees, or may abstain. If the number of shares voted “for” a nominee does not exceed the number of shares voted “against” the nominee, under our Corporate Governance Guidelines adopted by the Board, he or she must submit his or her resignation from the Board.  See Proposal 1 for further discussion of the majority voting provisions of the Corporate Governance Guidelines.  The affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy is required to approve each of Proposals 2, 3 and 4.

Effect of Abstentions and Broker Non-Votes.  Abstentions will have no effect on the election of directors.  Abstentions may be specified and will be counted as present for the purposes of Proposals 2, 3 and 4.  For purposes of determining whether Proposals 2, 3 and 4 have received the requisite vote, an abstention by a stockholder will have the same effect as a vote against the proposal.

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers.  If their customers do not give any direction, brokers may vote the shares if (i) the broker holds the shares in a fiduciary capacity, or (ii) the broker is acting pursuant to the rules of any national securities exchange of which it is a member.  On certain routine matters, brokers may, at their discretion, vote shares on behalf of their customers.  Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote shares without customer direction.  Beginning this year, brokers are no longer permitted to vote shares for the election of directors without customer direction.  Therefore, we urge you to give voting instructions to your broker on all four proposals.  Shares that are not voted by a broker given the absence of customer direction are called “broker non-votes.”  Broker non-votes are not considered votes for or against a proposal and therefore will have no direct effect on whether any proposal is approved.

Voting Power.  Holders of our common stock are entitled to one vote for each share held.  There is no cumulative voting for directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information as of April 5, 2010 regarding the ownership of our common stock by:

•      each person who is known by us to own more than 5% of our shares of common stock;

•      each of our named executive officers and directors; and

•      all of our current executive officers and directors as a group.

For the purposes of the information provided below, beneficial ownership is determined in accordance with the rules of the SEC, and for each person includes shares of our common stock that person has the right to acquire within 60 days following April 5, 2010, upon exercise of options or warrants.  Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.  We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

BENEFICIAL OWNERSHIP

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
CCM Master Qualified Fund, Ltd. CCM Special Holdings Fund, LP Coghill Capital Management, LLC Clint D. Coghill (3)	12,190,360	15.9%
ArcelorMittal S.A. AMO Holding 7 S.A. (4)	8,256,699	11.4%
BlackRock Institutional Trust Company, N.A. BlackRock Fund Advisors Barclays Capital Inc. (5)	3,754,560	5.2%
R. David Russell (6)	1,320,070	1.8%
Bruce D. Hansen (7)	1,350,000	1.9%
Richard F. Nanna (8)	448,003	*	%
Jean-Pierre M. Ergas (9)	539,948	*	%
David A. Chaput (10)	302,500	*	%
Andrew G. Sharkey, III	48,562	*	%
Ricardo M. Campoy (11)	243,553	*	%
Mark A. Lettes (12)	130,000	*	%
Gary A. Loving	63,648	*	%
Gregory E. McClain (13)	200,000	*	%
Robert I. Pennington (14)	473,000	*	%
Lee M. Shumway (15)	188,399	*	%
Daniel G. Zang (16)	70,800	*	%
Directors and executive officers as a group (13 persons) (17)	5,378,483	7.2%

* Less than 1%.

(1)       The address for our directors and officers is 1726 Cole Blvd., Suite 115, Lakewood, CO 80401.

(2)       Based on 72,567,538 shares of our common stock outstanding as of April 5, 2010.  In accordance with SEC rules, percent of class as of April 5, 2010, is calculated for each person and group by dividing the number of shares beneficially owned by such person or group by the sum of the total number of our stock outstanding, plus the number of shares exercisable by that person or group within 60 days of the record date.

(3)       Based on a Schedule 13D/A filed with the SEC on September 25, 2009, and Form 4s filed with the SEC on October 19, 2009 and November 2, 2009.  Includes 4,250,000 shares of common stock that these persons have the right to acquire within 60 days of the record date upon the exercise of outstanding non-voting warrants.  Such persons share voting and disposition power for all shares shown as beneficially owned by them.  The address for these persons is 1 N. Wacker Dr., Ste. 4350, Chicago, IL 60606.  Such persons disclaim beneficial ownership of the securities except to the extent of their pecuniary interest therein.

(4)       Based on a Schedule 13G filed with the SEC on December 19, 2008 and a Form 4 filed with the SEC on December 19, 2008.  Such persons share voting and disposition power for all shares shown as beneficially owned by them.  The address for ArcelorMittal S.A. and AMO Holding 7 S.A. is 19, Avenue de la Liberté, L-2930 Luxembourg, Grand Duchy of Luxembourg.

(5)       Based on (i) a Schedule 13F filed by BlackRock Institutional Trust Company, N.A. (which prior to a name change which was effective on December 1, 2009, reported for 13F purposes as Barclays Global Investors N.A.) with the SEC on February 12, 2010 which disclosed sole voting and disposition power for 1,791,547 shares of our common stock , (ii) a Schedule 13F filed by BlackRock Fund Advisors (which prior to a name change which was effective on December 1, 2009, reported for 13F purposes as Barclays Global Fund Advisors) with the SEC on February 12, 2010 which disclosed sole voting and disposition power for 1,467,740 shares of our common stock, and (iii) a Schedule 13F-HR filed by Barclays PLC with the SEC on February 17, 2010 which disclosed sole voting and disposition power for 495,273 shares of our common stock by Barclays Capital Inc.  The address for BlackRock Institutional Trust Company, N.A. and BlackRock Fund Advisors is 400 Howard Street, San Francisco, CA  94105 and the address for Barclays Capital Inc. is 1 Churchill Place, London, England  E14 5HP.

(6)       Includes 70,000 shares issuable upon the exercise of vested options and options exercisable within 60 days.

(7)       Includes 750,000 shares issuable upon the exercise of vested options and options exercisable within 60 days.  The amount does not include vested stock appreciation rights, which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee.  See the “Outstanding Equity Awards at December 31, 2009” table for additional information.

(8)       Includes 50,000 shares issuable upon the exercise of vested options and options exercisable within 60 days.

(9)       Includes 75,000 shares held by Sagre L.P., a family limited partnership of Mr. Ergas.

(10)     Includes 250,000 shares issuable upon the exercise of vested options and options exercisable within 60 days and 50,500 shares held in Mr. Chaput’s individual retirement account.  The amount does not include vested stock appreciation rights, which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee.  See the “Outstanding Equity Awards at December 31, 2009” table for additional information.

(11)     Includes 150,000 shares issuable upon the exercise of vested options and options exercisable within 60 days and 33,126 shares of restricted stock.

(12)     Includes 100,000 shares issuable upon the exercise of vested options and options exercisable within 60 days.

(13)     Includes 150,000 shares issuable upon the exercise of vested options and options exercisable within 60 days and 20,000 shares owned by Mr. McClain’s spouse.  The amount does not include vested stock appreciation rights, which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee.  See the “Outstanding Equity Awards at December 31, 2009” table for additional information.

(14)     Includes 150,000 shares issuable upon the exercise of vested options and options exercisable within 60 days, 145,000 shares of restricted stock and 158,000 shares held by Robert Pennington Dolores R. Pennington P/ADM Mineral Development LLC Dated 10/15/2007, of which Mr. Pennington is the sole member.  The amount does not include vested stock appreciation rights, which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee.  See the “Outstanding Equity Awards at December 31, 2009” table for additional information.

(15)     Includes 100,000 shares issuable upon the exercise of vested options and options exercisable within 60 days and 54,732 shares of restricted stock.  The amount does not include vested stock appreciation rights, which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee.  See the “Outstanding Equity Awards at December 31, 2009” table for additional information.

(16)     Includes 40,000 shares issuable upon the exercise of vested options and options exercisable within 60 days, 15,000 shares held in Mr. Zang’s individual retirement account, 500 shares held indirectly in a custodial account by Mr. Zang’s daughter and 300 shares held indirectly by Mr. Zang’s son.

(17)     Includes 1,810,000 shares issuable upon the exercise of vested options and options exercisable within 60 days and 232,858 shares of restricted stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board currently consists of eight members.  Pursuant to our bylaws, the members of our Board have been divided into three classes.  The term of office for the Class III members of our Board, consisting of two members, expires at our 2010 Annual Meeting of Stockholders.  The term of office of the Class I members of our Board, consisting of three members, expires at the 2011 Annual Meeting.  The term of office for the Class II members of our Board, consisting of three members, expires at our 2012 Annual Meeting of Stockholders.  At each of our Annual Meetings of Stockholders, the number of directors equal to the number of directors in the class whose term is scheduled to expire on the day of such meeting will be elected for a term of three years and will hold office until expiration of the terms for which they were elected and qualified.  In each case, a director’s term will continue until the director’s successor is elected and has qualified.  Any director may be removed from office as a director at any time by our stockholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director.

At this Annual Meeting, two Class III directors are to be elected and will serve for a term of three years and until their successors are elected and qualified. The following nominees for election as Class III directors at this Annual Meeting are recommended by our Board:

Bruce D. Hansen
Mark A. Lettes

If any of the nominees for director should become unable or decline to serve if elected, it is intended that shares represented by proxies that are executed and returned will be voted for any substitute nominee(s) as may be recommended by our existing Board.  The two nominees receiving the highest number of votes cast at the Annual Meeting will be elected as Class III directors for a term of three years and until their successors are elected and qualified.

Pursuant to our Corporate Governance Guidelines adopted by our Board, if a director nominee does not receive a majority of the votes cast, the director is required to promptly tender his or her resignation to the Board.  For purposes of the policy, a majority of votes cast means that the number of shares voted “for” a director’s election exceeds the number of votes cast “against” that director’s election.  The Governance and Nominating Committee will consider the resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken.  The Board will act on the tendered resignation, taking into account the recommendation of the Governance and Nominating Committee, within 90 days from the date of the certification of the election results, and publicly disclose its decision promptly thereafter.  The Governance and Nominating Committee, in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant.  The director who tenders his or her resignation will not participate in the recommendation of the Governance and Nominating Committee or the decision of the Board with respect to his or her resignation.  If no director receives a majority of shares cast in an uncontested election, then the incumbent directors will nominate a new slate of directors and hold a special meeting for the purpose of electing those nominees within 180 days after certification of the stockholder vote.

Information About the Nominees

We have provided information below about our director nominees, both of whom are incumbent directors, including their names, years of service as directors, business experience and service on other boards of directors, including any other directorships held during the past five years.  In addition, we have included information about each nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company at the time we are filing this proxy statement, in light of our business and corporate structure.

Bruce D. Hansen has been our Chief Executive Officer and a member of our Board since January 2007.  Mr. Hansen has also been appointed as our interim Chair of the Board until such time as a new, non-executive Chair is appointed.  From September 2005 through November 2006, Mr. Hansen served as Senior Vice President, Operations Services and Development at Newmont Mining Corporation.  From July 1999 to September 2005, Mr. Hansen served as Senior Vice President and Chief Financial Officer at Newmont Mining Corporation.  Mr. Hansen also served as the Vice President of Project Development for Newmont and previously was the Senior Vice

President of Corporate Development for Santa Fe Pacific Gold Corporation.  Mr. Hansen is a director of Energy Fuels Inc.

As our Chief Executive Officer, Mr. Hansen has detailed knowledge of the Company’s development, strategy and projects.  Mr. Hansen also has extensive mining industry background, having worked in the mining industry for 29 years in a variety of financial, technical and leadership roles.  Mr. Hansen has demonstrated success in these various industry roles over the years.  Mr. Hansen’s knowledge of the Company’s development efforts as well as his industry experience at both large and small mining companies and his demonstrated past successes give him the necessary background, experience and leadership to be an effective director and interim Board Chair.

Mark A. Lettes has been a member of our Board since April 2007.  Mr. Lettes served as Chief Financial Officer of Apex Silver Mines from June 1998 to June 2006, and was responsible for the financing of Apex Silver Mines’ large-scale San Cristobal silver and zinc mine in Bolivia.  Prior to joining Apex Silver Mines, Mr. Lettes held senior financial positions with Cyprus Amax, Amax, Inc., and Amax Gold.  Mr. Lettes served as a director of Yukon Zinc Corporation from October 2006 to June 2008.  In addition, Mr. Lettes served as a director of Century Mining Corporation from March 2008 to October 2008.

Mr. Lettes has extensive mining and financial experience gained in his eight years as a chief financial officer at a mining company where he was also responsible for a major financing.  In this role, Mr. Lettes was involved in all aspects of financial reporting and compliance.  In addition, Mr. Lettes served on the audit, governance and compensation committees of Yukon Zinc Corporation and on the audit, governance and compensation committees of Century Mining Corporation.  Mr. Lettes’ experiences in these roles are directly relevant and important to Mr. Lettes’ current roles as our Audit Committee Chair and our audit committee financial expert.  Mr. Lettes’ mining and financial experience, as well as his significant past board experience, enhance the knowledge of the Board as the Company works toward financing of the Mt. Hope Project and commencing operations.

DIRECTORS AND OFFICERS

The following table provides the names, positions, ages and principal occupations of our current directors, including those who are nominated for election as a director at the Annual Meeting, our executive officers, and our Secretary:

Name and Position with the Company	Age	Director/Officer Since	Principal Occupation

Bruce D. Hansen (5) Chief Executive Officer and Director	52	Executive Officer and Director since January 2007	Chief Executive Officer of the Company and Director

Gary A. Loving (2)(3)(6) Director	61	Director since February 2008	Retired as President, Chief Executive Officer, and Director of Frontera Copper Corporation

Jean-Pierre M. Ergas (1)(2)(6) Director	70	Director since February 2008	Chair of BWAY Corporation

Mark A. Lettes (1)(2)(3)(5) Director	61	Director since April 2007	Retired from Apex Silver Mines Limited

R. David Russell (4) Director	53	Director since November 2001	President and Chief Executive Officer of Apollo Gold Corporation

Ricardo M. Campoy (1)(2)(3)(4) Director	59	Director since August 2006	International natural resources banker

Name and Position with the Company	Age	Director/Officer Since	Principal Occupation
Richard F. Nanna (2)(3)(6) Director	61	Director since November 2003	Senior Vice President Exploration and Development for Apollo Gold Corporation

Andrew G. Sharkey, III (2)(3)(4) Director	63	Director since February 2009	Retired as President and Chief Executive Officer of American Iron and Steel Institute

David A. Chaput Chief Financial Officer	51	Executive Officer since April 2007	Chief Financial Officer of the Company

Michael K. Branstetter Secretary and Legal Counsel	56	Officer since November 1992	Attorney with the firm of Hull & Branstetter Chartered

Robert I. Pennington Vice President of Engineering and Construction	55	Executive Officer since October 2007	Vice President of Engineering and Construction

Gregory E. McClain Vice President of Business Development	62	Executive Officer since September 2007	Vice President of Business Development

Lee M. Shumway Controller and Treasurer	48	Executive Officer since June 2009	Controller and Treasurer of the Company

(1)   Member of Audit Committee.  Mr. Lettes is chair of this committee.

(2)   Member of Governance and Nominating Committee.  Mr. Ergas is chair of this committee.

(3)   Member of Compensation Committee.  Mr. Campoy is chair of this committee.

(4)   Term of office as Director expires at the 2012 Annual Meeting of Stockholders.

(5)   Term of office as Director expires at the 2010 Annual Meeting of Stockholders.

(6)   Term of office as Director expires at the 2011 Annual Meeting of Stockholders.

We have provided information below about each of the individuals who, in addition to the nominees set forth above, currently serve on our Board, including their names, years of service as directors, business experience and service on other boards of directors, including any other directorships held during the past five years.  In addition, we have included information about each director’s specific experience, qualifications, attributes or skills that led the Board to conclude that the director should serve as a director of the Company at the time we are filing this proxy statement, in light of our business and corporate structure.

Also set forth below is information about each of our executive officers and our Secretary.  Officers are appointed annually by the Board and serve at the pleasure of the Board.

Ricardo M. Campoy has been a member of our Board since August 2006.  Mr. Campoy worked as an international natural resources banker for over 27 years, having served in executive finance positions at various firms, including as Managing Director of Mining & Metals of WestLB AG from July 2004 to May 2006, and as Member/Senior Advisor of McFarland Dewey & Co., LLC from April 2000 to June 2004.  Mr. Campoy served as Managing Director of Carver Cross Inc. from January 1999 to March 2000 and as Managing Director of ING Capital from April 1995 to December 1998.  Prior to Mr. Campoy’s work in finance, he was employed as a mining engineer.  Mr. Campoy is currently in private practice as a financial and corporate advisor to the natural resources industry, a position he has held since June 2006.  Mr. Campoy served on the Board of Directors of Century Mining

Corporation from March 2007 to January 2010 and on the Board of Directors of Kilgore Minerals Ltd. from July 2003 to July 2007: both are Canadian companies listed on the TSX Venture Exchange.

Mr. Campoy has extensive mining and international business experience, as well as engineering experience.  He brings an international perspective to the Board, which is relevant to our business given the global market for molybdenum.  Mr. Campoy also has 27 years of experience in the banking industry, where he focused on financings of natural resource projects, as well as significant leadership experience in a variety of roles at different companies, all of which makes Mr. Campoy well-suited to serve as an effective Chair of our Compensation Committee.

Jean-Pierre M. Ergas has been a member of our Board since February 2008. Mr. Ergas is currently the Chair of the Board for BWAY Corporation, a NYSE listed manufacturer of rigid steel and plastic containers, and served as BWAY Corporation’s Chief Executive Officer from 2000 to 2007.  Mr. Ergas also serves on the Board of Directors of Dover Corporation, a NYSE listed company, and on the Board of Directors of Plastic Omnium S.A., a company listed on the Paris Stock Exchange.  Mr. Ergas also served as a Senior Corporate Officer of Alcan Aluminum Ltd. and Pechiney S.A., two world leading metal producers.

Mr. Ergas has over 30 years of operational experience as chair and/or chief executive officer of international and industrial corporations both in Europe and the United States.  Mr. Ergas is able to bring an international perspective to the Board, which is relevant given our business and the global market for molybdenum.  Mr. Ergas has worked in the steel industry for over a decade, which is directly relevant to our business as steel represents the largest single market for molybdenum.  Mr. Ergas also serves on the compensation and governance committees of Dover Corporation and on the audit committee of Plastic Omnium S.A.  Mr. Ergas’ leadership experience and current service in a variety of board roles make him well-qualified to serve as the Chair of our Governance and Nominating Committee.

Gary A. Loving has been a member of our Board since February 2008.  From February 2005 through October 2007, Mr. Loving served as President, CEO and Director of Frontera Copper Corporation.  Mr. Loving also served as Senior Vice President South American Operations for Phelps Dodge Mining Company.

Mr. Loving has significant mining operations experience both directly and as the person ultimately responsible for the development and operation of world class mining projects including the Candelaria Project in Chile, the Sossego Project in Brazil and the Piedras Verdes Project in Mexico.  Mr. Loving’s project development functions include conducting feasibility studies, engineering, governmental and environmental permit applications, financing and construction.  Mr. Loving’s technical and operational experience gives him the background to contribute to our Board as an effective Chair of our Technical Committee and to assist the Company in developing its mining projects.

Richard F. Nanna has been a member of our Board since 2003.  Mr. Nanna has been the Senior Vice President Exploration and Development for Apollo Gold Corporation since 2002.  Mr. Nanna also serves on the Board of Directors of Azteca Gold Corporation, a TSX listed company and served on the Board of Directors of US Gold Corporation until 2005.  He was Vice President of Exploration in Nevada for Getchell Gold Corporation.

Mr. Nanna has significant mining experience, which is relevant to his service on our Board.  Mr. Nanna has served on our Board for over nine years and has knowledge of the past development efforts of the Company.  Mr. Nanna’s professional experience as a geologist also provides a unique skill to the Board.

R. David Russell has been the President and Chief Executive Officer and a Director of Apollo Gold Corporation since 2002, a Canadian gold company listed on the TSX and NYSE Amex, and has been a member of our Board since 2001.  Mr. Russell also serves as a Director of Pure Nickel Inc., a Canadian nickel company listed on the TSX.  Mr. Russell founded Nevoro Gold Corporation, which was subsequently merged with Apollo Gold Corporation.  Mr. Russell served as Vice President and Chief Operating Officer for Getchell Gold Corporation, a Nevada gold producer and as General Manager, U.S. Operations, for LAC Minerals Ltd. and Barrick Gold Corporation.

Mr. Russell has significant mining and finance experience, including leading a major bank project financing during the time he served as President, Chief Executive Officer and Director of Apollo Gold Corporation.

Mr. Russell also has had significant leadership experience in a variety of roles at several different companies.  His mining, finance and leadership experience is directly relevant to our future financing and operations and gives Mr. Russell the background to be an effective Chair of our Finance Committee.

Andrew G. Sharkey, III became a member of our Board in February 2009.  Mr. Sharkey currently serves as a Director of Reliance Steel and Aluminum Company and served as President and Chief Executive Officer of the American Iron and Steel Institute from 1993 to 2008.  Mr. Sharkey also served in various roles for the Steel Service Center Institute (currently the Metals Service Center Institute), including President, Executive Vice President and Director of Education from 1978 to 1993.

Mr. Sharkey has significant experience in the steel industry, which is directly relevant to the Company’s business as steel represents the largest single market for molybdenum, and Mr. Sharkey is able to provide the Board with important insights as to the Company’s potential customers.  Mr. Sharkey has 30 years of experience leading two different steel trade associations, strong knowledge of the U.S. and global steel industry and steel products, and strong relationships with steel company executives.  Mr. Sharkey also has extensive experience working with Congress, the Executive Branch and various administrative agencies from his time serving as Chief Executive Officer of the American Iron & Steel Institute based in Washington, D.C.

David A. Chaput has been our Chief Financial Officer since April 2007.  Mr. Chaput has more than 29 years of financial and operational experience in the metals and mining industries.  Mr. Chaput was with The Doe Run Resources Corporation until September 2006, where he served as Chief Financial Officer from May 2004 to September 2006, as Vice President, Finance from September 2001 to September 2006, and as Treasurer from February 1993 to September 2001.

Robert I. Pennington has been our Vice President of Engineering and Construction since October 2007.  From May 2006 to October 2007, Mr. Pennington owned his own consulting firm.  From April 2002 to May 2006, Mr. Pennington served as Chief Operating Officer of M3 Engineering & Technology.  Mr. Pennington has over 30 years of metal mine operations and project management experience, including 23 years in operations and management of mine and plant operations.

Gregory E. McClain has been our Vice President of Business Development since September 2007.  Prior to joining the Company, Mr. McClain served as Executive Vice President of Fabricated Products, Inc., a wholly owned subsidiary of The Doe Run Resources Corporation, from September 1996 to September 2007.

Lee M Shumway became our Controller in May 2009 and was appointed as our Controller and Treasurer in June 2009.  Prior to serving as Controller and Treasurer, Mr. Shumway served as our Director of Business Process/Information Technology starting in November 2007.  From 2002 to November 2007, Mr. Shumway served as Director of Supply Chain — Nevada Operations for Newmont Mining Corporation following assignments as Controller — Nevada Operations and Business Process Manager from 1997 to 2002.  Prior to joining Newmont in 1997, Mr. Shumway had 10 years of experience with Santa Fe Pacific Gold and Price Waterhouse.

Michael K. Branstetter has been our Secretary since November 1992, and acts as our corporate counsel.  Mr. Branstetter is the principal of Hull & Branstetter Chartered, a law firm in Idaho.

THE BOARD, BOARD COMMITTEES AND DIRECTOR INDEPENDENCE

During the year ended December 31, 2009, our Board held seven meetings.  Each of the incumbent directors who was on our Board during 2009 attended at least 75% of the total number of meetings of the Board and the committees of the Board on which such director served for the full year.  In 2008, we adopted a policy requiring members of our Board to attend each annual meeting of stockholders.  All of our directors attended our annual meeting of stockholders held on June 18, 2009.

Currently, Mr. Hansen, our Chief Executive Officer, also serves as the Chair of the Board.  Mr. Hansen will serve as our interim Chair of the Board until such time as a new, non-executive Chair is appointed. Mr. Campoy currently serves as our independent lead director.  Our lead director is responsible for coordinating the activities of the other independent directors and for performing such other duties assigned to the lead director from time to time by the Board.   In addition, our lead director presides at all meetings of the Board at which the Chair is not present, including executive sessions; serves as a liaison between the Chair and the independent directors; approves information sent to the Board; approves meeting agendas for the Board; approves meeting schedules to assure that there is sufficient time for discussion of all agenda items; has the authority to call meetings of the independent directors; and, if requested by major stockholders, ensures that he is available for consultation and direct communication.

As a development stage company, our resources are limited and we believe that our current structure of a combined Chair of the Board and Chief Executive Officer is appropriate. The Board believes that when we become an operating company having an independent chair would be advisable and intends to recruit an independent Chair of the Board.

Our Board has a standing Audit Committee, Compensation Committee, and Governance and Nominating Committee.  Each committee is described more fully below.  In addition, our Board has a standing Finance Committee and a Technical Committee.  The Finance Committee provides assistance to the Board with respect to any transactions that occur outside of the ordinary course of business such as mergers or acquisitions and “financing transactions” as that term is defined in the committee charter.  Our Finance Committee members are:  R. David Russell (Chair), Ricardo M. Campoy, Jean-Pierre M. Ergas, Bruce D. Hansen and Mark A. Lettes.  The Technical Committee provides assistance to the Board with respect to technical studies and evaluations of the Company’s projects, environmental and permitting compliance programs and safety and health programs.  Our Technical Committee members are:  Gary A. Loving (Chair), Bruce D. Hansen, Richard F. Nanna and R. David Russell.  A copy of the written charter for each of these committees is available on our website at www.generalmoly.com under the “Investors” tab in the “Committees” subsection.

Our Board has determined that Ricardo M. Campoy, Jean-Pierre M. Ergas, Mark A. Lettes, Gary A. Loving, Richard F. Nanna and Andrew G. Sharkey, III, are independent directors in accordance with the listing standards of the NYSE Amex.  There are no family relationships among any of our current directors and officers.

Stockholders may communicate with our Board or our non-management directors by sending written correspondence to General Moly, Inc. Board, c/o Corporate Secretary, 1726 Cole Blvd., Suite 115 Lakewood, CO 80401, or by sending an email to info@generalmoly.com.  Our Corporate Secretary will receive the correspondence and forward it to the Chair of the applicable Board Committee or to any individual director or directors to whom the communication is directed.

Audit Committee

Our Audit Committee members are: Mark A. Lettes (Chair), Ricardo M. Campoy, and Jean-Pierre M. Ergas, all being independent directors in accordance with the listing standards of the NYSE Amex.  Our Board has determined that Mark A. Lettes is the audit committee financial expert.  The Audit Committee held nine meetings in 2009.  As set forth in its charter, the Audit Committee:  (i) provides independent review and oversight of the Company’s financial reporting process, the system of internal control and management of financial risks; (ii) manages the audit process, including the selection, oversight and compensation of the Company’s independent auditors; (iii) assists the Board in monitoring compliance with the law and its code of business conduct; (iv) establishes procedures for the receipt and treatment of any complaints received by management regarding its accounting or internal controls; and (v) reviews and evaluates annually the adequacy of its charter.  A copy of the written Audit Committee Charter, as approved by our Board, is available on our website at www.generalmoly.com.

Compensation Committee

Our Compensation Committee members are: Ricardo M. Campoy (Chair), Mark A. Lettes, Gary A. Loving, Richard F. Nanna and Andrew G. Sharkey, III, all being independent directors in accordance with the listing standards of the NYSE Amex.  The Compensation Committee held six meetings in 2009.  Our Board has approved a written Compensation Committee Charter, a copy of which is available on our website at www.generalmoly.com.  The primary purposes of the Compensation Committee, as set forth in its charter, are to:  (i) establish, administer and evaluate the compensation philosophy, policies and plans for non-employee directors and executive officers; (ii) make recommendations to the Board regarding director and executive compensation; (iii) review the performance and determine the compensation of the Chair and Chief Executive Officer, based on the criteria including the Company’s performance and accomplishment of long-term strategic objectives; and (iv) prepare an annual report on executive compensation for inclusion in the Company’s proxy statement.  The Compensation Committee also reviews and, if appropriate, approves any employment agreements, severance arrangements, retirement arrangements, change in control agreements and provisions and any special or supplemental benefits for each officer of the Company.  The committee administers the Company’s stock option and equity incentive plans.

The Compensation Committee’s evaluation is based on criteria designed to help ensure that our Chief Executive Officer’s interests are aligned with the long-term interests of our stockholders, including the performance of our business, accomplishment of long-term strategic objectives, the handling of extraordinary events, and the development of management.

In February 2008, the Compensation Committee engaged Watson Wyatt as its compensation consultant and directed it to help develop and implement a sound executive compensation framework that will enable growth, reinforce consistency and support transparency.  The goals of the engagement included the development of a performance and rewards strategy and a competitive compensation framework.

Our Human Resources Department and Senior Paralegal assist the Compensation Committee in its work.

Governance and Nominating Committee

Our Governance and Nominating Committee members are:  Jean-Pierre M. Ergas (Chair), Ricardo M. Campoy, Mark A. Lettes, Gary A. Loving, Richard F. Nanna, and Andrew G. Sharkey, III all being independent directors in accordance with the listing standards of the NYSE Amex.  The Governance and Nominating Committee held three meetings in 2009.  Our Board has approved a written Governance and Nominating Committee Charter, a copy of which is available on our website at www.generalmoly.com.  The primary responsibilities of the Governance and Nominating Committee, as set forth in its charter, are to:  (i) establish criteria for selection of directors to serve on the Board; (ii) identify, evaluate and recommend candidates for membership on the Board; (iii) ensure that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant skills, knowledge, experience and qualifications; (iv) consider independence and any possible conflicts of interest for Board members and executive officers; (v) review and make recommendations regarding the size and composition of the Board; (vi) conduct an annual evaluation of the performance and effectiveness of the Board; (vii) recommend members of the Board to serve on Board committees and as committee chairs; and (viii) review, evaluate and recommend changes to corporate governance principles to the Company.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Governance and Nominating Committee and our Board take into account the following criteria, among others, in considering directors and candidates for the Board:

•      judgment, experience, skills and personal character of the candidate;

•      diversity of the Board in its broadest sense; and

•      the needs of the Board.

The Governance and Nominating Committee conducts a preliminary assessment of each proposed nominee based upon the proposed nominee’s resume and biographical information, the individual’s willingness to serve as a director of the Company, and other background information.  This information is evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Governance and Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting.  The Governance and Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.  The Governance and Nominating Committee has approved the nominees included on our proxy card.

The Governance and Nominating Committee will consider nominees recommended by stockholders.  To date, we have not received any recommendations from our stockholders requesting that the Board, or any of its committees, consider a nominee for inclusion among the Board’s slate of nominees in this proxy statement.  A stockholder wishing to submit a director nominee recommendation should comply with the provisions of our bylaws and the provisions set forth in this proxy statement under the heading “Stockholder Proposals and Recommendations for Director Nominees for the 2011 Annual Meeting.”  Under the terms of our Governance and Nominating Committee Charter, we evaluate all nominees, including those recommended by stockholders, by conducting appropriate inquiries into their backgrounds and qualifications; however, the Governance and Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded.  The Governance and Nominating Committee will consider all relevant qualifications as well as the needs of the Company in terms of compliance with applicable SEC and stock exchange rules.

Diversity is considered in the nominating process as described above and in our Governance and Nominating Committee Charter, which provides that we will seek directors with diverse experience, perspectives and skills appropriate to create a Board that can best perpetuate the success of the Company’s business and represent stockholder interests. We do not have a separate Board diversity policy.

Risk Oversight

Our senior management manages the risks facing the Company under the oversight and supervision of the Board, which has appointed Andrew Sharkey, effective February 25, 2010, as the director in charge of coordinating risk oversight by the Board.  Mr. Sharkey is expected to coordinate the work of the two Board committees with risk assessment responsibilities, with management, and the Board.  While the full Board is ultimately responsible for risk oversight at our Company, two of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Technical Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks related to operations and safety.  Other general business risks such as economic, regulatory and permitting are monitored by the full Board.  Risk management and assessment reports are regularly provided by management to these committees and the full Board.

Compensation Risk Assessment

Our Compensation Committee considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value.  Based upon its assessment, the committee does not believe that our compensation program encourages excessive or inappropriate risk-taking.  The committee believes that the design of our compensation program, which includes a mix of annual and long-term incentives, cash and equity awards and retention incentives, is balanced and does not motivate imprudent risk-taking.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors, and more than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.  During 2009, certain of our directors and executive officers who own our stock filed Forms 3 or Forms 4 with the Securities and Exchange Commission.  The information on these filings reflects the current ownership position of all such individuals.  To the best of our knowledge and based solely on a review of the forms submitted to the Company, during 2009 all such filings by our officers and directors were timely made.

Code of Business Conduct and Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics is available on our website at www.generalmoly.com and can also be obtained at no cost, by telephone at (303) 928-8599 or by mail at:  General Moly, Inc., 1726 Cole Blvd., Suite 115 Lakewood, CO 80401, attention: Investor Relations.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Vote Required

The two candidates receiving the highest number of votes will be elected.  If any candidate does not receive at least a majority of the votes cast in the election, he or she must submit his or her resignation from the Board as described above.

Recommendation

The Board recommends that stockholders vote FOR each of the nominees for director.  If not otherwise specified, proxies will be voted FOR each of the nominees for director.

PROPOSAL 2 - APPROVAL OF THE

GENERAL MOLY, INC. 2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

The Board recommends that stockholders approve the General Moly, Inc. 2006 Equity Incentive Plan, as amended and restated (which we refer to as the 2006 Plan).  The 2006 Plan is being amended to increase the aggregate number of shares authorized for issuance by 4,500,000 shares to 9,600,000 shares, to change the share counting provision to provide for net share counting with respect to stock appreciation rights, to make other technical changes relating primarily to tax law and accounting rule changes and to make other administrative changes intended to clarify certain provisions of the 2006 Plan.  The 2006 Plan was approved by our Board on February 25, 2010.

The 2006 Plan was most recently amended in October 2007, to increase the maximum number of shares of Company common stock that may be issued pursuant to stock awards to 5,100,000 shares plus the number of shares remaining from the General Moly, Inc. 2003 Stock Plan (which we refer to as the 2003 Plan).

We have historically made grants of equity awards under two plans, the 2003 Plan, from which no further grants can be made, and the 2006 Plan.  We have also made stock option grants to officers, directors and consultants outside of any plan.  See “Equity Compensation Plan Information.”  As of April 5, 2010, the Company had 72,567,538 shares outstanding (excluding 6,455,434 shares issuable upon exercise of outstanding warrants and 1,000,000 shares issuable upon the exercise of a warrant that will become exercisable upon our completion of one or more financing transactions that result in net proceeds sufficient to commence commercial production at the Mt. Hope Project).  As of April 5, 2010, (i) no shares of common stock were subject to outstanding awards under the 2003 Plan, (ii) 2,918,143 shares of common stock were subject to outstanding awards under the 2006 Plan (excluding 520,889 stock appreciation rights which are payable in shares of common stock, cash or a combination of cash and shares in the discretion of the Compensation Committee), (iii) 528,526 shares remained available for issuance under the 2006 Plan, and (iv) 250,000 shares of common stock were subject to outstanding equity compensation awards entered into outside of either the 2003 Plan or 2006 Plan.  Based on the foregoing, if the amendment and restatement of the 2006 Plan is approved, the total aggregate number of shares issuable under the 2006 Plan and pursuant to outstanding options granted outside of the Company’s equity compensation plans will represent 12.6% of the Company’s total outstanding shares (11.4% of outstanding shares assuming exercise of all outstanding warrants).  Additionally, provided that the 2006 Plan, as amended and restated, is approved, the Hanlong transaction as set forth in Proposal 3 is approved and if the Company issues 25% of its common stock to Hanlong pursuant to the transaction, the total aggregate number of shares issuable under the Company’s equity compensation plans and pursuant to outstanding options granted outside of the Company’s equity compensation plans will decrease to approximately 9.1% of the Company’s shares anticipated to be outstanding following the Hanlong transaction  (8.5% of shares assuming exercise of all outstanding warrants).

We are a development stage company with a strong, proven management team with experience in mine development and corporate and project finance operations.  We anticipate transitioning into a construction phase upon receipt of our permits and completion of project financing and will, at that time, be hiring a substantial number of employees.  The purpose of the increase in authorized shares for the 2006 Plan is to reserve shares sufficient to make awards to attract, retain and motivate our employees, directors and consultants during our transition from a development stage company to an operating company.  Because of our modest size, stage of development and cash conservation measures, our Board has determined that it is in the best interests of the Company to approve the amendment and restatement of our 2006 Plan.  The Board believes that the increase in shares provided for in the amended and restated 2006 Plan represents a reasonable amount of potential equity dilution and allows the Company to continue awarding equity incentives, which are an important component of our overall compensation program.

Summary of the 2006 Plan, as Amended and Restated

A summary of the 2006 Plan, as amended and restated follows.  This summary is qualified in its entirety by reference to the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated, a copy of which is attached to this proxy statement as Annex A.

Eligibility and Types of Awards. The 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants.  Each award is subject to an agreement between the Company and the recipient that reflects the terms and conditions of the award.  As of April 5, 2010, approximately 40 participants are eligible to receive awards under the 2006 Plan.

Shares Subject to the Plan; Reversion of Shares.  The aggregate number of shares of the Company’s common stock, par value $0.001 per share, that may be issued pursuant to awards granted under the 2006 Plan will not exceed 9,600,000, including 430,000 shares that reverted from our 2003 Plan.  The number of shares of common stock that may be issued pursuant to incentive stock options is limited to the above maximum shares issuable under the 2006 Plan.

Reversion of Shares; Share Reserve.  Any stock award granted under the 2006 Plan or the 2003 Plan may again become available for the grant under the 2006 Plan if the award expires or terminates, in whole or in part, without having been exercised or if any shares issued under the award are forfeited or repurchased due to failure to meet the vesting or exercise conditions.  In addition, the number of shares underlying a stock award not issued as a result of the following actions will again be available for issuance under the 2006 Plan:  (i) a payout of a stand-alone stock appreciation right, or a performance-based award of restricted stock or restricted stock units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse of an award; (iii) payment of the option exercise price and/or payment of any taxes arising upon exercise of the option by withholding shares of common stock which would otherwise be acquired on exercise or issuance upon payout; or (iv) upon the exercise of a stock appreciation right settled in shares of common stock, the number of shares related to the exercise that were not issued to the participant.

Maximum Award Amounts.  In no event can a participant receive one or more stock awards during any one calendar year that cover in the aggregate more than 1,000,000 shares of Company common stock.

Administration.  The Board has delegated authority to administer the 2006 Plan to the Compensation Committee.  Subject to the terms of the 2006 Plan, the Board or the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards.  The plan administrator also has authority to construe and interpret the 2006 Plan and awards.

Significant Features of Awards.  The following is a description of significant features that apply to each type of award issued under the 2006 Plan.  Stock awards are granted pursuant to the terms and conditions set forth in each stock award agreement.

Stock Options.  Both nonqualified stock options and incentive stock options, or ISOs, may be granted under the 2006 Plan.  The plan administrator determines the exercise price for stock options, which cannot be less than 100% of the fair market value of a share of common stock underlying the option on the date of grant (except for substituted or assumed options).  The option term is determined by the plan administrator, is set forth in the award agreement and cannot exceed ten years from the date of grant.  The option exercise price may be paid in cash, or at the discretion of the plan administrator (i) by delivery of shares, (ii) pursuant to a cashless exercise program implemented by the Company or (iii) any other form of legal consideration acceptable to the Board.  The plan administrator determines the vesting period.  An option designated as an incentive stock option may be subject to additional terms and conditions.  Generally, stock options are not transferable other than by will or the laws of descent and distribution unless provided otherwise in the award agreement.

Unless the award agreement provides otherwise, if an optionee’s service relationship with us, or any of our affiliates, ceases due to disability or death or the optionee dies within a specified period after termination of service, the optionee, or his or her beneficiary, may exercise any vested portion of the option for a period of 12 months in the event of disability or 18 months in the event of death, after the date the service relationship ends or after death, as applicable.  If an optionee’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionee may exercise any vested portion of the option for a period of three months from cessation of service, unless the terms of the stock option agreement provide for earlier or later termination.  In no event, however, may an option be exercised after the expiration of its term, as set forth in the stock option agreement.

Restricted Stock and Restricted Stock Units.  A restricted stock award is an award of shares of our common stock, subject to specified restrictions.  A restricted stock unit award is an award of the right to receive shares of our common stock (or the cash equivalent) in the future.  Restricted stock and restricted stock units are granted pursuant to stock award agreements with a purchase price, if any, determined by the plan administrator.  Upon termination of a recipient’s service with us, shares of restricted stock that are unvested as of the date of such termination may be reacquired by us subject to the terms of the restricted stock award agreement.  Restricted stock awards may be subject to a repurchase right in accordance with a vesting schedule determined by the plan administrator.  Restricted stock and restricted stock units may be transferable only to the extent provided in the stock award agreement.

Performance Criteria.  Restricted Stock and Restricted Stock Units granted under the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Compensation Committee and specified at the time such Restricted Stock and Restricted Stock Units are granted.  For this purpose,  “Performance Criteria” means one or more of the following:  (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) market price; (18) brand recognition; (19) customer satisfaction; (20) operating efficiency; or (21) productivity.  Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.  For stock awards not intended to be performance-based compensation for purposes of Section 162(m) of the Code, the Board or committee may designate such other performance criteria as it deems appropriate.

Stock Appreciation Rights. Stock appreciation rights entitle a participant to receive a payment equal in value to the difference between the fair market value of a share of common stock on the date of exercise of the stock appreciation right over the grant price of the stock appreciation right.  The appreciation will be paid in shares of common stock, in cash, or any combination, as the plan administrator determines.  Stock appreciation rights are granted pursuant to stock award agreements.  The plan administrator may grant a stock appreciation right in connection with a stock option or as a stand-alone award.  The plan administrator determines the grant price, which cannot be less than 100% of the fair market value of a share of common stock on the date of grant, the number of shares subject to the stock appreciation right, the term of the stock appreciation right, and other terms and conditions of the award.  With respect to a stock appreciation right that is granted in connection with a stock option, such stock appreciation right will be exercisable only to the extent that the related stock option is exercisable and will expire no later than the date on which the related stock option expires.  If a recipient’s relationship with us, or any of our affiliates, ceases for any reason, any unvested stock appreciation rights will be forfeited and any vested stock appreciation rights will be automatically redeemed.

Capitalization Adjustments.  In the event of a dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reorganization, merger, consolidation, exchange of our common stock or our other securities, or other change in our corporate structure, the plan administrator will appropriately adjust the number and class of shares that may be delivered under the 2006 Plan and the number, class and price of the shares covered by each outstanding stock award.

Change in Control. In the event of a change in control (as defined in the 2006 Plan), all outstanding awards under the 2006 Plan may be assumed, continued or substituted for by any surviving or acquiring entity.  If the surviving or acquiring entity elects not to assume or continue the stock awards, or to substitute similar stock awards, the vesting of such awards held by award holders whose service with us or any of our affiliates has not terminated will be accelerated and such awards will be fully vested and exercisable immediately prior to the consummation of such transaction, and the stock awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

Amendment and Termination.  The Board may amend (subject to stockholder approval as required by applicable law, regulation or rule of a stock exchange on which our shares are listed that requires stockholder approval for the amendment to be effective), suspend or terminate the 2006 Plan at any time.  We will not make any stock awards under the 2006 Plan after December 12, 2016.

Federal Income Tax Consequences

The following is intended only as a brief summary of the material U.S. federal income tax consequences of awards granted under the 2006 Plan.  The applicable tax rules are complex and subject to change.  The tax consequences to a participant will generally depend upon the type of award granted to the participant.  In general, if a participant recognizes ordinary income in connection with the grant, vesting or exercise of an award, the Company will be entitled to a corresponding tax deduction equal to the amount of the income recognized by the participant, subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (which we refer to as the Code).  This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign laws.

Options and Stock Appreciation Rights.  In general, a participant does not have taxable income upon the grant of an option or a stock appreciation right.  The participant will recognize ordinary income upon exercise of a nonqualified stock option equal to the excess of the fair market value of shares acquired on exercise over the aggregate option price for the shares.  Upon exercising a stock appreciation right, the participant will recognize ordinary income equal to the cash or fair market value of the shares received.  A participant will not recognize ordinary income upon exercise of an incentive stock option, or ISO, except that the alternative minimum tax may apply.  If a participant disposes of shares acquired upon exercise of an ISO before the end of the applicable holding periods, the participant will recognize ordinary income.  Otherwise, a sale of shares acquired by exercise of an option or a stock appreciation right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in the shares.  We normally can claim a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or stock appreciation right, but no tax deduction relating to a participant’s capital gains.  We will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling or transferring the shares.

Restricted Stock and Restricted Stock Units.  If an award is subject to a restriction on transferability and a substantial risk of forfeiture (for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses.  If an award has no restriction on transferability or is not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares received.  We can ordinarily claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below regarding Section 162(m) of the Code. A participant may irrevocably elect to accelerate the taxable income to the time of grant of restricted stock rather than upon lapse of restrictions on transferability or the risk of forfeiture (Section 83(b) election).

Section 409A.  Section 409A of the Code imposes certain election, payment and funding requirements on “nonqualified deferred compensation” arrangements.  If a nonqualified deferred compensation arrangement subject to Section 409A of the Code fails to meet, or is not operated in accordance with, the requirements of Section 409A, then compensation deferred under the arrangement may become immediately taxable and subject to a 20% additional tax.  Certain awards that may be issued under the 2006 Plan may constitute a “deferral of compensation” subject to the requirements of Section 409A of the Code.  The Company has adopted amendments to the 2006 Plan intended to satisfy the Section 409A plan document requirements.

Section 162(m).  Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code (the $1 million deduction limit).  Awards that qualify as “performance-based” compensation are exempt from this limit.  The 2006 Plan is designed to permit the Compensation Committee, in its discretion, to grant awards that are intended to satisfy the “performance-based” compensation requirements under Section 162(m) of the Code.  For purposes of Section 162(m) of the Code, the terms of an award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).  A number of requirements must be met in order for particular compensation to qualify, and we cannot assure you that compensation under the equity incentive plan will be fully deductible by us under all circumstances.

New Plan Benefits

Future benefits under the 2006 Plan are not currently determinable.  With respect to fiscal year 2009, stock appreciation rights and restricted stock awards were granted under the 2006 Plan to the Company’s named executive officers, non-executive directors and other employees as set forth below.  The per share closing price of our common stock on April 5, 2010 was $3.49 per share.

General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated

Name and Position	Number of Shares of Restricted Stock	Number of Shares Underlying Options / SARs (1)	Total Number of Shares
Bruce D. Hansen Chief Executive Officer	—	200,000	200,000
David A. Chaput Chief Financial Officer	—	80,000	80,000
Robert I. Pennington Vice President of Engineering and Construction	—	80,000	80,000
Gregory E. McClain Vice President of Business Development	—	60,000	60,000
Lee M. Shumway Controller and Treasurer	54,732	—	54,732
Executive Officer Group	54,732	420,000	474,732
Non-Executive Director Group (2)	123,562	—	123,562
Non-Executive Officer Employee Group	386,625	40,000	426,625

(1)   All of the awards represented in this column relate to stock appreciation rights, or SARs, except for the 40,000 options granted to the Non-Executive Officer Employee Group.

(2)   The following is information regarding each director nominee who received an award under the 2006 Plan during fiscal 2009:  Mark A. Lettes, a director nominee standing for re-election at the 2010 Annual Meeting, received a fully vested stock award of 15,000 shares, the same number of shares as each other non-executive director of the Company, effective January 5, 2009.  The shares of stock issued to non-executive members of the Board in 2009 were fully vested and transferable at the time of grant.

Vote Required

The affirmative vote of holders of a majority of the shares of common stock entitled to vote that are present in person or by proxy at the 2010 Annual Meeting is required to approve the General Moly, Inc., 2006 Equity Incentive Plan, as Amended and Restated.

Recommendation

The Board recommends that stockholders vote FOR Proposal 2.  If not otherwise specified, proxies will be voted FOR Proposal 2.

PROPOSAL 3 - APPROVAL OF THE POTENTIAL ISSUANCE OF

APPROXIMATELY 27.8 MILLION SHARES OF OUR COMMON STOCK, EXCEEDING 20% OF THE

NUMBER OF SHARES OUTSTANDING ON APRIL 5, 2010, PURSUANT TO THE SECURITIES

PURCHASE AGREEMENT DATED MARCH 4, 2010 BETWEEN THE COMPANY AND

HANLONG (USA) MINING INVESTMENT, INC.

Introduction

On March 4, 2010, we signed a Securities Purchase Agreement (the “Purchase Agreement”) with Hanlong (USA) Mining Investment, Inc. (“Hanlong”), an affiliate of Sichuan Hanlong Group, a large privately held Chinese company.  The Purchase Agreement and the related agreements described below form the basis of a significant investment by Hanlong in the Company that is intended to provide the Company with adequate capital to develop the Mt. Hope Project, a molybdenum deposit near Elko, Nevada, that is the Company’s primary asset.  The Purchase Agreement provides for the investment by Hanlong of $80 million to acquire a number of shares of our common stock that will equal 25% of our outstanding stock on a fully-diluted basis in two tranches.  The average price per share, based on the anticipated number of shares to be issued, is approximately $2.88.  The average price will be reduced if ArcelorMittal S.A. (“Arcelor”) exercises its preemptive right to acquire additional shares of stock because Hanlong will receive additional shares to bring its ownership to 25% of our fully-diluted outstanding shares.  If Arcelor exercises its preemptive right, the average price of the shares purchased by Hanlong will be approximately $2.77.  The closing price of our common stock as reported on the NYSE Amex on March 4, 2010, prior to the signing of the Purchase Agreement with Hanlong, was $2.60.  The share issuance is part of a larger transaction that includes the commitment by Hanlong to use its commercially reasonable efforts to procure a $665 million bank loan for the Company (the “Term Loan”) from a prime Chinese bank that will be guaranteed by an affiliate of Hanlong, a $20 million bridge loan from Hanlong to the Company, and a long-term molybdenum supply off-take agreement pursuant to which a Hanlong affiliate will agree to purchase a substantial part of the molybdenum production from the Mt. Hope Project at specified prices.

We are seeking stockholder approval, pursuant to Rule 713 of the NYSE Amex Company Guide, of the initial sale of shares of our Company’s stock to Hanlong and the other issuances that may occur in connection with the Purchase Agreement that are described below.  The description below covers the material provisions of the transaction and is qualified in its entirety by reference to the Securities Purchase Agreement attached to this proxy statement as Annex B, the Bridge Loan Agreement attached to this proxy statement as Annex C, the Pledge Agreement attached to this proxy statement as Annex D and the Stockholder Agreement attached to this proxy statement as Annex E.

Background

The Company owns an indirect 80% interest in the Mt. Hope Project.  In February 2008, we formed a limited liability company (the “LLC”) to develop the Mt. Hope Project with POS-Minerals Corporation, an affiliate of POSCO, a Korean company that is one of the world’s largest steel producers.  We contributed the Mt. Hope Project to the LLC in exchange for an 80% interest in the LLC and POS-Minerals contributed $100 million to the LLC for a 20% interest.  Each of us and POS-Minerals has obligations to contribute funds to the LLC in the future to pay for the development of the Mt. Hope Project, which we estimate will cost approximately $1.15 billion.  To fund our obligation, which we estimate to be about $923 million before financing costs, we sought equity and bank financing from several institutional sources.  We began discussions with Hanlong in November 2009.

Purchase Agreement

Stock Purchase.  The Purchase Agreement provides, subject to terms and conditions of the Purchase Agreement, for the purchase by Hanlong for an aggregate price of $80 million, of approximately 27.8 million shares of our common stock which will equal 25% of our outstanding common stock on a fully-diluted basis following the purchase, or approximately 38.3% of our currently outstanding common stock.  Fully-diluted means all of our outstanding common stock plus all outstanding options and warrants, whether or not currently exercisable.  Hanlong is obligated to purchase the first 12.5% of our fully-diluted shares, or approximately 11.9 million shares (“Tranche 1”) for $40 million, or approximately $3.36 per share, following satisfaction of certain conditions, including receipt of stockholder approval of the equity issuances in connection with the transaction, publication of the notice of availability of the Draft Environmental Impact Statement (the “DEIS”) concerning the Mt. Hope

Project by the Bureau of Land Management (the “BLM”), receipt of necessary Chinese government approvals for certain portions of the transaction, assurances from Hanlong as to the availability of the Term Loan, approval of the shares for listing on the NYSE Amex and absence of certain defaults.  The actual number of shares and price per share will be adjusted for any change in the number of fully-diluted shares before the closing of Tranche 1.  The parties may waive the conditions to their respective obligations.  The Company anticipates that Tranche 1 will close in the third or fourth quarter of 2010.

The second tranche (“Tranche 2”), which will involve the purchase of approximately 15.9 million additional shares, will be for a purchase price of an additional $40 million, or approximately $2.52 per share.  Issuance of a larger number of shares in Tranche 2 is necessary to bring the total Hanlong holdings to 25% of our outstanding shares on a fully-diluted basis because the issuance of the Tranche 1 shares will increase the number of our outstanding common shares.  The actual number of shares and price per share will also be adjusted for any change in the number of fully-diluted shares before the closing of Tranche 2.  Significant conditions to the closing of Tranche 2 include issuance of the Record of Decision for the Mt. Hope Project by the BLM, approval of the plan of operation for the Mt. Hope Project by the BLM, and the completion of documentation for and satisfaction of conditions precedent to lending under the Term Loan.  The Purchase Agreement may be terminated by either party (provided the terminating party is not in default) if the closings of Tranche 1 and Tranche 2 have not occurred by January 31, 2011, and September 30, 2011, respectively, subject to extension under some circumstances to January 31, 2012.

The purchase of common stock by Hanlong will give Arcelor, which presently owns approximately 10.0% of our common stock on a fully-diluted basis, the right to acquire additional shares so that it can maintain its current level of ownership.  We are negotiating with Arcelor as to the terms on which it will purchase additional shares of common stock, if any.  If Arcelor acquires more shares pursuant to its pre-emptive right, Hanlong will receive an additional number of shares that will maintain its percentage interest at 25% of the fully-diluted common stock without additional payment.

Hanlong will have the right to purchase a portion of any additional shares of common stock that we issue so that it can maintain its percentage ownership unless its ownership at the time is below 5%.  It may also acquire additional shares so that it maintains a 20% indirect interest in the Mt. Hope Project if our interest in the LLC is reduced below 80%.  If we issue shares to fund our obligation to fund the Mt. Hope Project under certain circumstances and Hanlong exercises its rights to maintain its percentage interest, we will be obligated to refund to Hanlong the cost of such shares over a three-year period up to an aggregate of $9 million.

Loan Procurement.  Pursuant to the Purchase Agreement, Hanlong is obligated to use its commercially reasonable efforts to procure the Term Loan in an amount of at least $665 million with a term of at least 14 years after commercial production begins at the Mt. Hope Project.  The Term Loan is expected to bear interest at a rate of LIBOR plus a spread of between 2% and 4% per annum.  The Purchase Agreement provides that the Term Loan will have customary covenants and conditions; however, the terms of the Term Loan have not been negotiated with the lender and we have no assurance as to the final terms of the Term Loan.  Hanlong or an affiliate is obligated to guarantee the Bank Loan.  When funds can be drawn by the Company under the Term Loan, the Company will pay a $15 million arrangement fee to Hanlong who will pay all fees and expenses associated with the Term Loan before the Term Loan closing, including those charged by the Chinese bank.

Break Fees.  A break fee is payable by each of us and Hanlong if the Purchase Agreement terminates because of the failure of certain conditions to the closing of Tranche 1 or Tranche 2.  A break fee of $10 million is payable to the Company if the Purchase Agreement is terminated because Hanlong fails to obtain necessary Chinese government approvals or to give its assurances about the availability of the Term Loan.  The Company has agreed to pay $5 million to Hanlong if the conditions concerning our stockholder approval, the publication of the DEIS or the Record of Decision are not timely satisfied or waived and the Purchase Agreement is terminated.  The Company break fees may be increased by $5 million if the Purchase Agreement is terminated and the Company has violated the “no-shop” provisions of the Purchase Agreement and may be increased in other circumstances not to exceed an additional $3 million if the Company requests and Hanlong grants certain extensions of deadlines concerning the DEIS and up to an additional $2 million if the Company requests and Hanlong grants certain extensions concerning the Record of Decision.  In addition, the Company must pay a $2 million fee to Hanlong if it grants the extension concerning the Record of Decision, which fee can be credited against the arrangement fee described above.  The break fee payable by the Company to Hanlong may be paid in cash, or, in certain circumstances, in shares of our common stock at our option.  If paid in shares, the price would be the volume weighted average of our common stock on the NYSE Amex for the five days ending six days after the announcement of the termination.

No Shop.  The Company has agreed that it will not seek alternative proposals that would supplant the proposed transaction with Hanlong until the closing of the transactions contemplated by the Purchase Agreement or the earlier termination of the Purchase Agreement.  The Board may, in the exercise of its fiduciary obligations, consider an unsolicited offer that it views as superior to the Hanlong transaction.

Registration Rights.  We have agreed to register for sale the shares purchased by Hanlong at its request.

Bridge Loan

Hanlong has also agreed to provide a $20 million bridge loan (the “Bridge Loan”) to the Company which will be available in two equal $10 million tranches.  Both loan tranches are subject to the receipt of requisite Chinese government approvals, and Arcelor’s election concerning its anti-dilution rights.  The second loan tranche will be available five business days after receipt of stockholder approval.  In each case, advances under the Bridge Loan are subject to the satisfaction of customary conditions.  The first tranche of the Bridge Loan will bear interest at LIBOR plus 2% per annum.  The second tranche of the Bridge Loan will bear interest at 10% per annum.  The Bridge Loan will be repaid from the proceeds of the Term Loan.  If Hanlong agrees, the second tranche also may be repaid, at the Company’s election, in shares of the Company’s common stock.  If paid in shares, the price would be the volume weighted average of our common stock on the NYSE Amex for a five-day period after public announcement of the event that required repayment.  The Company may offset its right, if any, to receive a break fee against its obligations to repay borrowings under the Bridge Loan.  If not sooner repaid, the Bridge Loan will mature on the earliest of 120 days after the issuance of the Record of Decision, the date on which the Purchase Agreement terminates, and January 31, 2012.  The Bridge Loan and our obligation to pay a break fee to Hanlong under the Purchase Agreement will be secured by a pledge by us of a 10% limited liability company interest in the LLC.

Supply Agreement

The Company has signed a molybdenum supply agreement (the “Supply Agreement”) with a Hanlong affiliate (referred to in this subsequent discussion as “Hanlong”), which will be effective upon the later of the Tranche 2 closing, the Term Loan closing, or the Company’s election not to enter into the Term Loan.  Until the expiration of certain existing molybdenum supply agreements by which the Company is currently bound (the “Existing Supply Agreements”), Hanlong will be required to purchase all the Company’s share of the Mt. Hope molybdenum production above that necessary for the Company to meet its existing supply commitments.  After the expiration of the Existing Supply Agreements, until the original scheduled maturity date of the Term Loan, or if the Company elects not to enter into the Term Loan, 14 years after commencement of commercial production from the Mt. Hope Mine, Hanlong must annually purchase the greater of 16 million pounds and 70% of the Company’s share of Mt. Hope production.  Following the original scheduled maturity date of the Term Loan, or if the Company elects not to enter into the Term Loan, 14 years after commencement of commercial production from the Mt. Hope Mine, Hanlong must purchase a percentage of the Company’s share of Mt. Hope production equal to 2.5 times Hanlong’s fully-diluted percentage ownership of our common stock.  Subject to certain exceptions, the Supply Agreement will terminate once Hanlong’s fully-diluted percentage ownership of the Company falls below 5%, provided that Hanlong is no longer a guarantor of the Term Loan.  If the cause of Hanlong’s ownership falling below 5% is a change of control of the Company or a dilutive transaction in which Hanlong does not have the right to participate, the Supply Agreement will not terminate and Hanlong will be obligated to continue to purchase a percentage of the Company’s share of Mt. Hope production equal to 2.5 times Hanlong’s fully-diluted percentage ownership of the Company as it existed immediately prior to such change of control or dilutive transaction.  If the Company elects not to enter into the Term Loan, and Tranche 2 does not close, Hanlong’s obligation to purchase the Company’s share of Mt. Hope production in each of the periods described above will be half of the obligations described above.

Prices under the Supply Agreement are at two levels.  Twenty-five percent of the production Hanlong receives will be sold at a fixed-floor price per pound subject to adjustment, which pricing is similar to floor-price protected contracts that the Company has in place with other large steel producers and metal traders.  Those contracts have fixed-floor prices ranging from $12.50 to $13.50 per pound and incremental discounts above the floor price.  For the remaining 75% of the production Hanlong receives, it will pay spot prices for molybdenum, less a small discount.

The result of the transaction will be that if the Company elects to enter into the Term Loan, or if the Tranche 2 closing occurs, all of Mt. Hope’s production will be committed for the first five years of operation, approximately half of which will contain floor price protection to help support the Company’s ability to service its debt in periods of low metal prices.

Stockholder Agreement

In connection with the Tranche 1 closing, Hanlong will sign a Stockholder Agreement with the Company that limits Hanlong’s future acquisitions of our common stock, provides for designation of up to two directors to our Board, and places some restrictions on Hanlong’s voting and disposition of our shares.

After the Tranche 1 closing, Hanlong will be entitled to nominate one director to our Board so long as it maintains at least a 10% fully-diluted interest in the Company.  After the Tranche 2 closing, and so long as Hanlong retains fully-diluted stock ownership of at least 20%, Hanlong will be entitled to nominate a second director.  The Company has agreed to assure that each Hanlong nominee is included in the Board’s slate of nominees submitted to our stockholders, subject to the Board’s fiduciary obligations and compliance by the nominee with applicable law and Company requirements concerning disclosure of information.  The Hanlong nominees will also serve on committees for which they are eligible.  Following the Tranche 1 closing and until its guaranty has expired or otherwise been terminated, Hanlong will have the right to appoint one representative to the management committee of the LLC.

Hanlong has also agreed not to purchase additional shares, except as permitted by the Purchase Agreement, without the Company’s prior consent following the Tranche 1 closing, and has agreed that it will not solicit proxies, join a group with respect to our equity securities, solicit or encourage an offer from another person for the Company, call a meeting of the Company’s stockholders or make a proposal to the Company’s stockholders, except to the Board.  If our Board receives an offer for the Company, its assets or a merger that the Board determines is in the best interests of the Company’s stockholders, Hanlong is required to vote in favor of such a transaction or tender its shares unless it proposes an alternative transaction that our Board determines is more favorable to our stockholders than the offer received.  If Hanlong makes an offer that our Board determines is more favorable to our stockholders, our Board is required to waive any provisions of the Stockholder Agreement that would restrict Hanlong’s actions with respect to pursuing the offer.

Under the Stockholder Agreement, Hanlong may not, without the prior written consent of the Board, transfer ownership in the securities if the recipient would acquire beneficial ownership of more than 5% of our common stock as of the date of such transfer.  The restrictions on Hanlong’s share ownership, voting, disposition and drag-along rights will terminate on the earlier of the time that Hanlong owns less than 12% of our common stock, the date that commercial production begins at the Mt. Hope Project, and June 30, 2014.

Effect on Existing Stockholders

Issuance of shares of common stock under the Purchase Agreement will have a dilutive effect on the ownership percentage of the Company’s existing stockholders.  If our stockholders approve the proposal, we will have satisfied one condition precedent to the Tranche 1 closing.  Other significant conditions precedent will remain as described above.  If we are able to obtain the requisite permits to develop Mr. Hope and satisfy the other conditions of closing of the Purchase Agreement and Term Loan, we expect the development of the Mt. Hope Project will be funded and that we will be able to meet substantially all of our obligations to the LLC for additional contributions.  The terms of the transaction are, we believe, very favorable and could be obtained only because of the unique mix of favorable financing and a commitment to supply molybdenum to Hanlong under the Supply Agreement.  If the transaction closes, we will have commitments to purchase our production from the Mt. Hope Project for the initial five years of operations at prices that we believe are attractive and provide floor pricing at a cost that is reasonable.

If our stockholders fail to approve the proposal, we will not satisfy a condition to the obligation of Hanlong to proceed with the transaction, will lose the potential of attractive financing for the Mt. Hope Project, and we will be required to pay a $5 million break fee.  We have no immediate prospects for alternative financing, and we would face substantial delays in commencing production at the Mt. Hope Project while we attempt to obtain more financing.  Alternative financing is expected to take a substantial amount of time to negotiate and close, thus delaying production at Mt. Hope.  Pending additional financing, the Company would continue to operate in a cash conservation mode with virtually no progress on development of the Mt. Hope Project.

While the Stockholder Agreement limits the ability of Hanlong to control us, it will expire no later than June 30, 2014 (which is expected to be two years after commercial production has commenced at the Mt. Hope Project).  At that time, Hanlong will be free from the limitations in the Stockholder Agreement on voting and acquiring additional shares of our common stock.  The large ownership of our common stock by Hanlong and the right of Hanlong to make a competing offer in the event that any offer is made to acquire the Company may discourage a sale of the Company at attractive terms if Hanlong opposes the sale, and will otherwise give Hanlong the ability to exercise significant control over us.

Vote Required

The affirmative vote of holders of a majority of the shares of common stock entitled to vote that are present in person or by proxy at the Annual Meeting is required to approve the potential issuance of shares of our common stock, exceeding 20% of the number of shares outstanding on April 5, 2010, pursuant to the Purchase Agreement.

Recommendation

The Board of Directors recommends that stockholders vote FOR Proposal 3.  If not otherwise specified, proxies will be voted FOR Proposal 3.

PROPOSAL 4 - RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee of our Board selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2010.  Our Board is asking stockholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2010.  Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to appoint, retain, and supervise our independent auditor, our Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of PricewaterhouseCoopers LLP for ratification by stockholders as a matter of good corporate practice.  If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent auditors, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP.  Even if the selection of PricewaterhouseCoopers LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Audit Fees

The aggregate fees billed for professional services rendered by our principal accountants for the audit of our annual consolidated financial statements and the internal control over financial reporting for the fiscal year ended December 31, 2009 was $387,700.  The aggregate fees billed for the audit of our annual financial statements for the fiscal year ended December 31, 2008 was $486,322.

Audit-Related Fees

There were no fees billed in the last two fiscal years for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements except as set forth in the preceding paragraph.

Tax Fees

The aggregate fees billed by our principal accountants for preparation of tax returns for the fiscal year ended December 31, 2009, was $91,000.  The aggregate fees billed by our principal accountants for preparation of tax returns for the fiscal year ended December 31, 2008, was $39,600.

All Other Fees

There were no fees billed in the last two fiscal years for products and services other than as set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

Our Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Vote Required

The affirmative vote of holders of a majority of the shares of common stock entitled to vote that are present in person or by proxy at the Annual Meeting is required to approve the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for the current fiscal year.

Recommendation

The Board recommends that stockholders vote FOR Proposal 4.  If not otherwise specified, proxies will be voted FOR Proposal 4.

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report and Compensation Committee Report shall not be deemed to be “Soliciting Material,” and are not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

AUDIT COMMITTEE REPORT

The Board has appointed the members of the Audit Committee.  The Audit Committee is governed by a charter that the Board approved and adopted, a copy of which is available on the Company’s website at www.generalmoly.com, and which will be reviewed and reassessed annually by the Audit Committee.  The Audit Committee is comprised of three independent directors.

The Board has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting, accounting systems, and internal controls.

Management is responsible for the preparation and integrity of the Company’s financial statements and for the design and maintenance of an effective internal control environment over financial reporting.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and for issuing a report thereon.  The Audit Committee has independently met and held discussions with management and the Company’s independent registered public accounting firm.

In the discharge of its responsibilities, the Audit Committee has:

(1)   Reviewed and discussed the Company’s audited consolidated financial statements with management;

(2)   Discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality (in addition to acceptability), clarity, consistency, and completeness of the Company’s financial reporting;

(3)   Received the written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee; and

(4)   Discussed with the Company’s independent registered public accounting firm the independent accounting firm’s independence.

Based on its reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements and report on internal controls over financial reporting be included in the

Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Mark A. Lettes, Chair

Ricardo M. Campoy

Jean-Pierre M. Ergas

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this proxy statement and incorporated by reference into our 2009 Annual Report on Form 10-K.

COMPENSATION COMMITTEE

Ricardo M. Campoy, Chair

Mark A. Lettes

Gary A. Loving

Richard F. Nanna

Andrew G. Sharkey, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

We do not have any interlocking relationships between any member of our Compensation Committee and any of our executive officers that would require disclosure under the applicable rules promulgated under the U.S. federal securities laws.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis provides information regarding the executive compensation program for our principal executive officer, principal financial officer and the three executive officers (other than the principal executive officer and principal financial officer) who were the most highly compensated executives of the Company during fiscal 2009, our “named executive officers” or NEOs.  During fiscal 2009, these individuals were:

•      Bruce D. Hansen, Chief Executive Officer or CEO;

•      David A. Chaput, Chief Financial Officer or CFO;

•      Robert I. Pennington, Vice President of Engineering and Construction;

•      Gregory E. McClain, Vice President of Business Development; and

•      Lee M. Shumway, Controller and Treasurer.

Compensation information for Daniel G. Zang, a former executive officer of the Company, is also included in the executive compensation tables.  Mr. Zang terminated employment with the Company effective May 15, 2009.  Prior to his termination, he was our Controller and Treasurer during fiscal 2009.

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy and objectives.  It describes the material elements of our executive compensation program during fiscal 2009 and information about our compensation decisions.

Executive Compensation Philosophy and Objectives

We are a development stage company.  Our business is the exploration, development and future mining of properties primarily containing molybdenum.  Our primary asset is an 80% interest in the Mt. Hope Project, a primary molybdenum property, located in Eureka County, Nevada.

Our corporate strategy has been to acquire and develop highly profitable advanced stage mineral deposits.  In the short-term, we are focused on raising additional capital sufficient to complete the development of the Mt. Hope Project based on our current schedule, while at the same time conserving our cash resources until such additional capital can be raised.  We have a strong, proven management team with experience in mine development, corporate and project finance and operations.

Because of our modest size and stage of development, we do not have an extensive executive compensation program.  Instead, we have a fairly simple executive compensation program that is intended to provide appropriate compensation for our executive officers.  Our executive compensation program currently has three primary elements:  base salary, annual cash incentives and equity-based incentives.  The program’s overall objective is to enable us to obtain and retain the services of experienced executives.  The compensation packages for our executive officers are designed to promote teamwork as well as individual initiative and achievement.  The compensation program seeks to enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders.  Our equity-based compensation element is designed to attract and retain our executive officers and to align the executive’s long-term financial interests with those of our stockholders.  We have also designed our compensation program to motivate and reward executives whose knowledge, skills and performance are critical to our success.  Compensation depends to a significant extent on the achievement of annual and long-term performance goals.

We have entered into employment agreements or offer letters and change of control severance agreements with each of our named executive officers.  A summary of our agreements with each of our named executive officers is included following the executive compensation tables under the heading “Potential Payments Upon Termination or Change in Control.”  We believe that these agreements are necessary to attract and retain executives experienced in mine development, corporate and project finance and operations to help grow the Company and increase our stockholder value.  Each agreement sets the compensation for the individual executive officer.  In establishing the agreement with each executive officer, the Compensation Committee takes into account many factors, including the individual’s prior business experience, historical compensation levels, work performance, retention considerations and our business need for the executive’s skills.  The Compensation Committee also considered external market data, market trends, and the individual experience of the Compensation Committee members.  During 2009, we entered into Stay Bonus Agreements with each of our named executive officers.  A summary of the Stay Bonus Agreements is included under the heading “Stay Bonus Agreements” below.

Role of Compensation Committee and Executive Officers

Our Compensation Committee has overall responsibility for (a) establishing, administering and evaluating the compensation philosophy, policies and plans for non-employee directors and executive officers, (b) making recommendations to the Board regarding director and executive compensation and (c) reviewing the performance and determining the compensation of our CEO and the other executive officers.  The committee administers our equity incentive plans, reviews and approves any employment, severance or change in control agreements and performs other functions set forth in its charter.

In carrying out its responsibilities, the committee works with members of our management team, including our CEO.  The management team assists the committee by providing information on Company and individual performance, market data and management’s perspective and recommendations on compensation matters.  Although the committee solicits and reviews management’s recommendations, the committee considers management’s recommendations as merely one factor in making compensation decisions for our executive officers.  The committee regularly reports to, and sometimes consults with, our Board on the results of its reviews and any actions it takes or proposes to take with respect to compensation policies and executive officer compensation decisions.  Our human resources department and our senior paralegal assist the committee in its work.

Role of Compensation Consultant

In February 2008, the committee engaged Watson Wyatt, a national compensation consulting firm, to provide it with information, recommendations and other advice relating to executive and director compensation.  In fiscal 2008, Watson Wyatt participated in three committee meetings and provided assistance to the committee regarding a review of recommendations related to our executive officer base salaries, annual cash incentive compensation and long-term equity awards levels and design for a three year period, 2009-2011.

One of the purposes of the committee in hiring Watson Wyatt as its compensation consultant was to assist the committee in comparing our executive compensation program with executive compensation programs of other companies.  As we progress from a development stage company to a mining operations company, the committee intends to adjust our executive compensation elements and pay levels based on market data and relevant trend information for our peer group.  In 2008, we benchmarked salaries and target annual cash pay (salary plus target annual incentive) to use as a starting point to adjust compensation over the next three years.

The committee reviewed market data provided by Watson Wyatt in 2008 to compare our executive compensation elements and levels to those of similar sized companies with which we compete for talent and business.  The committee, with the assistance of Watson Wyatt, selected designated mining industry compensation surveys and peer group companies consisting of North American companies primarily engaged in the hard rock mining of metals and coal mining, as well as other general industry companies, to use for comparison.

The data compiled by Watson Wyatt consisted of publicly-available compensation data compiled in 2008 (e.g., from proxy statements) and surveys published by Watson Wyatt and third parties.  Watson Wyatt adjusted the data (via regression analyses and/or selection of appropriate size “cuts”) to reflect comparator companies similar to our size, targeting companies approximately one-half to two times our projected post-operational annual revenue of $1 billion.  For purposes of this comparison, we define the “market value” for each executive position as the average of data from two sources:  1) published compensation surveys, and 2) proxy statements from a selected group of “peer” companies.

For 2008, the mining industry compensation surveys included: Hay Group 2007 Global Mining Compensation Review, Country Report — USA, October, 2007; McDermott International North American Mining Industry Compensation Report, 2007; CostMine U.S. Metal & Industrial Mineral Mine Salaries, Wages & Benefits, December 2007; and CostMine U.S. Coal Mine Salaries, Wages & Benefits, January 2008.  The general industry surveys included: Watson Wyatt Data Services Survey Report on Top Management Compensation, 2007/08; US Mercer Benchmark Database: Executive, 2007; and Watson Wyatt Data Services Report on Long-Term Incentives, Policies & Practices.

For 2008, the peer companies included: Alliance Resource Partners, L.P.; Alpha Natural Resources, Inc.; AMCOL International Corporation; Cameco Corporation; Century Aluminum Company; Cleveland-Cliffs Inc. (name changed to Cliffs Natural Resources Inc. in October, 2008); Compass Minerals International Inc.; Foundation Coal Holdings, Inc.; International Coal Group, Inc.; Massey Energy Company; Stillwater Mining Company; and USEC Inc.

Early in 2009, the Compensation Committee decided to postpone most compensation adjustments for our executives due to the status of the Company’s development of the Mt. Hope mine and our cash conservation measures.  Accordingly, we did not engage Watson Wyatt during 2009 to update peer group and benchmark compensation information for our overall executive compensation program.  During 2009, Watson Wyatt provided information and recommendations to management regarding the Company’s share overhang as compared to its 2008 peer group, updated peer group compensation information for the Controller and Treasurer position and provided other equity compensation information and advice.

Elements of Compensation and 2009 Compensation Decisions

Our compensation program has three primary elements:  base salary, annual cash incentives (bonus) and equity-based incentives.  Our executive officers also participate in employee benefits that are generally available to all our employees, plus additional life insurance benefits.  Each of these elements is discussed further below.

Base Salary.  Base salary represents the fixed portion of our executive officers’ compensation and is an important element of compensation to attract, retain and motivate experienced executives.  We establish our executives’ salaries based on consideration of, among other things, the scope of their responsibilities, taking into account competitive market compensation for similar positions determined in the collective judgment of the committee and information provided by Watson Wyatt, seniority of the individual, and our ability to replace the individual.  The committee reviews base salaries annually and makes adjustments from time to time.  An adjustment to an executive’s salary may be made, for example, to align that salary with the committee’s perception of market levels, taking into account the individual’s responsibilities, performance and experience.  As a development stage company with limited financial resources, the salaries for our executive officers were initially established at levels the committee believes were below the median salaries for comparable positions with operating companies.  During 2006-2010, the committee has made periodic adjustments to some executive salaries to bring the salaries closer to amounts the committee believes more closely reflect salaries paid to individuals in operating companies with similar positions and responsibilities.

We target the salary range midpoints for each executive position at the median of the competitive peer group.  The committee guideline for the salary range for each executive position is ±20% of the midpoint (80% to 120% of the median).  For 2009, salaries were below these ranges for Mr. Hansen, Mr. Chaput, Mr. Pennington and Mr. McClain; they were within these ranges for Mr. Zang and Mr. Shumway.

For 2009, salaries and target annual incentives for our named executive officers compared to the median of our peer group were as follows:  Mr. Hansen, 55% and 33%; Mr. Chaput, 73% and 54%; Mr. Pennington, 79% and 48%; Mr. McClain, 64% and 42%; Mr. Shumway, 77% and 64% and Mr. Zang, 76% and 63%.

For 2009, there were no salary increases for Mr. Hansen and Mr. Chaput.  Mr. Pennington received a 25% salary increase (from $200,000 to $250,000), Mr. McClain initially received an 18% increase (from $170,000 to $200,000), but he voluntarily elected to reduce his salary by 25% to $160,000.  Mr. Shumway’s duties expanded in June of 2009 to include that of Controller and Treasurer; his compensation was not increased in 2009.  Mr. Zang received a 6% increase (from $165,000 to $175,000).

For 2010, there were no salary increases for Mr. Pennington or Mr. McClain.  Mr. Hansen received a 29% salary increase (from $350,000 to $450,000), Mr. Chaput received a 22% increase (from $225,000 to $275,000), and Mr. Shumway received an 11% increase (from $175,780 to $195,000).

Annual Cash Incentives. Our executive officers have the opportunity to earn annual cash incentives for achievement of corporate and individual goals and objectives.  Annual bonuses have traditionally been paid to executive officers to recognize specific accomplishments and overall performance, as determined by the committee in its discretion.  For 2009, the Company did not use quantitative targets to determine incentive compensation.  The committee determined not to award any annual cash incentives to our named executive officers for fiscal 2009.

Long-Term Equity Incentives.  As a development stage company with limited financial resources, long-term equity awards are a significant element of our executive compensation program.  Equity awards have been a key component in attracting and retaining our executive officers.  Each of our named executive officers negotiated equity awards in his employment or offer letter agreement.

We believe that stock-based incentives through stock options, stock appreciation rights and restricted stock awards ensure that our executive officers have a continuing stake in our long-term success, which will enable us to transition from a development stage company to an operating company.  We focus on creating long-term value for our stockholders by aligning the financial interests of our executive officers with those of our stockholders, since the price of our stock is the principal factor in stockholder value over time.

Historically, we have issued stock options and restricted stock awards to our executive officers and key employees under our 2003 Stock Option Plan (the 2003 Plan) and our 2006 Equity Incentive Plan (the 2006 Plan).  Following the adoption and stockholder approval of the 2006 Plan, no additional awards were granted under the 2003 Plan, however, awards outstanding under the 2003 Plan continue in accordance with their terms.  For a limited period of time, we issued stock options pursuant to individual option agreements that were not approved by our stockholders.  See “Equity Compensation Plan Information.”  Stock options have been principally awarded at the start of employment with a two- to three-year vesting period.  The purpose of the 2006 Plan is to provide us with a greater ability to attract, retain, and motivate our officers, directors and key employees.

Our 2006 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants.  Each award is subject to an agreement between the Company and the recipient of the grant reflecting the terms and conditions of the award.  Subject to the terms of the 2006 Plan, the Compensation Committee establishes grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting.  The Compensation Committee also determines, in accordance with the 2006 Plan, the option exercise price, the purchase price, if any, for restricted stock and restricted stock units, and, if applicable, the strike price for stock appreciation rights.

We target annual and long-term equity incentives for target levels within 10% of the median target levels for the competitive peer group (90% to 110% of the median).  For 2009, target annual incentive opportunities were below these ranges for Mr. Hansen, Mr. Chaput, Mr. Pennington, Mr. McClain and Mr. Zang; the target was within the range for Mr. Shumway.

For fiscal 2009, our executive officers received stock appreciation rights (SARs) with respect to the following share amounts:  Mr. Hansen, 200,000; Mr. Chaput, 80,000; Mr. Pennington, 80,000; Mr. McClain, 60,000; and Mr. Zang, 30,000.  These awards are scheduled to vest over a period of three years.  Mr. Shumway received a restricted stock award of 54,732 shares that is scheduled to vest on January 1, 2011.  In April 2009, Mr. Pennington became vested in 10,000 shares of his restricted stock award granted in 2007.  That portion of the award vested upon the Board’s determination that the related performance goal regarding phase 2 engineering and procurement was satisfied.

Stay Bonus Agreements.  During 2009, the Company entered into Stay Bonus Agreements with certain employees, including certain of its named executive officers in order to provide an incentive for each individual to continue his employment with the Company through the critical phase of obtaining permitting and construction financing for, and the construction of, the Mt. Hope mine.  The Stay Bonus Agreements provide for the payment of a cash bonus to the covered executive if he remains continuously employed by the Company from May 7, 2009 through January 1, 2011.  The cash bonus amounts for the covered executives are $262,500 for Mr. Hansen, $112,500 for Mr. Chaput, $125,000 for Mr. Pennington and $100,000 for Mr. McClain.  Mr. Shumway’s agreement provides for the payment of a cash bonus of $43,945 and a restricted share award of 54,732 shares of restricted stock that vests if he remains continuously employed by the Company from May 7, 2009 to January 1, 2011.

Employee Benefits. Our executive officers generally participate in the same employee benefit programs (401(k) plan, health, dental, vision, life, accident and disability insurance) as other employees, except the named executive officers receive additional life insurance benefits.

Employment and Change of Control Agreements

In order to attract and retain key executives, the Company previously entered into employment agreements with Mr. Hansen and Mr. Chaput.  In February 2009, the agreements for Mr. Hansen and Mr. Chaput were amended to extend the term of the agreements to December 31, 2011 and to revise the change of control definition and benefits.  As amended, upon a change of control, Mr. Hansen and Mr. Chaput are each entitled to:  (i) a lump sum payment of (a) three times the executive’s annual base compensation and (b) the executive’s cash incentive award for major financing, if it has not previously been paid and (ii) full vesting of all outstanding stock-based equity awards.  The definition of change of control was modified to include a change in the composition of the Company’s Board such that if current members of the Board no longer constitute a majority of the Board (except for new directors whose election or nomination was approved by at least a majority of the incumbent board).

The terms of employment for Mr. Pennington, Mr. McClain, Mr. Shumway and Mr. Zang are covered by offer letter agreements, which included certain change of control benefits.  In 2009, the Company entered into new change of control severance agreements with Mr. Pennington, Mr. McClain, Mr. Shumway and Mr. Zang, which amended certain terms contained in the offer letter agreements, including change of control benefits.  The change of control severance agreements generally expire on December 31, 2011 and include the same definition of change of control as the agreements for Mr. Hansen and Mr. Chaput.  Generally, if a change of control occurs and the Company (or its successor) terminates the employment of the covered executive without cause during the one-year period following the closing of the change of control event or the executive terminates employment for good reason during the one-year period, the executive will be entitled to a lump sum severance payment.  The severance payment is subject to execution of a binding termination release agreement.  The amount of the severance payment will be equal to two times the executive’s annual base salary plus 100% of his target annual bonus for one year, if any.  In addition, all outstanding stock-based awards will vest.

Mr. Zang terminated employment with the Company effective May 15, 2009.  In connection with his termination of employment, Mr. Zang entered into a Waiver and Release Agreement with the Company.  See “Summary Compensation Table, All Other Compensation” for additional information regarding the severance benefits provided to Mr. Zang.

Timing of Compensation Decisions

Salary adjustments and bonus awards have typically been made at the Compensation Committee and Board meetings held in January or February and have been based, in part, on the individual executive officer’s performance in the prior fiscal year.

Individual Executive Officers

Each of our executive officers is considered individually in the compensation setting process.  In setting cash compensation, the primary factors are the scope of the executive officer’s duties and responsibilities, the executive officer’s performance of those duties and responsibilities, the executive officer’s experience level and tenure with us, and a general evaluation of the competition in the market for key executives with the executive officer’s experience.  Long-term equity incentives are focused largely on retention of our executive officers and matching the financial interests of our executive officers with those of our stockholders.

2009 SUMMARY COMPENSATION TABLE

The following table lists the annual compensation information for the fiscal years 2009, 2008 and 2007 of our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers and Mr. Zang, a former executive officer, during 2009 (our named executive officers).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option /SAR Awards (1) ($)	All Other Compensation ($)		Total ($)
Bruce D. Hansen (2)	2009	350,000	—	—	112,720	18,742	(2)	481,462
Chief Executive Officer	2008	350,000	50,000	—	—	18,565	(2)	418,565
	2007	324,215	75,000	695,000	1,086,225	—		2,180,440

David A. Chaput (3)	2009	225,000	—	—	45,088	11,104	(3)	281,192
Chief Financial Officer	2008	225,000	50,000	—	—	11,225	(3)	286,225
	2007	153,571	50,000	—	1,296,530	50,000	(3)	1,550,101

Robert I. Pennington (4)	2009	250,000	—	—	52,691	13,481	(4)	316,172
Vice President of Engineering and Construction	2008	200,000	62,475	—	—	10,466	(4)	272,941

Gregory E. McClain (5)	2009	160,000	—	—	39,518	12,702	(5)	212,220
Vice President of Business	2008	170,000	40,418	—	—	10,442	(5)	221,260
Development

Lee M. Shumway (6)	2009	175,780	—	144,493	—	10,763	(6)	331,036
Controller and Treasurer

Daniel G. Zang (7)	2009	175,000	—	—	19,700	105,425	(7)	300,125
Controller and Treasurer	2008	165,000	36,042	—	—	8,770	(7)	209,812

(1)   These amounts do not represent the actual amounts paid to or realized by these individuals.  These amounts represent the aggregate grant date fair value for grants during the fiscal year, computed in accordance with applicable accounting rules (FASB ASC Topic 718), excluding the amount of estimated forfeitures.  During 2009, Mr. Zang forfeited 25,000 options and 30,000 stock appreciation rights, or SARs.  For information regarding the assumptions used to calculate the grant date fair value, see Note 7 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009.

(2)   Mr. Hansen was hired as our Chief Executive Officer effective January 30, 2007.  The All Other Compensation amount for Mr. Hansen for 2009 represents $17,500 in Company matching contributions to our 401(k) plan and $1,242 in group term life insurance premiums paid by the Company.  The All Other Compensation amount for Mr. Hansen for 2008 represents $16,771 in Company matching contributions to our 401(k) plan and $1,794 in group term life insurance premiums paid by the Company.

(3)   Mr. Chaput was hired as our Chief Financial Officer effective April 25, 2007.  The All Other Compensation amount for Mr. Chaput for 2009 represents $10,000 in Company matching contributions to our 401(k) plan and $1,104 in group term life insurance premiums paid by the Company.  The All Other Compensation amount for Mr. Chaput for 2008 represents $10,313 in Company matching contributions to our 401(k) plan and $912 in group term life insurance premiums paid by the Company.  The 2007 amount represents a $50,000 payment upon establishing a dwelling at his assigned location pursuant to his employment agreement.

(4)   Mr. Pennington was hired as our Vice President of Engineering and Construction in October 2007.  The All Other Compensation amount for Mr. Pennington for 2009 represents $11,127 in Company matching contributions to our 401(k) plan and $2,354 in group term life insurance premiums paid by the Company.  The All Other Compensation amount for Mr. Pennington for 2008 represents $9,500 in Company matching contributions to our 401(k) plan and $966 in group term life insurance premiums paid by the Company.

(5)   Mr. McClain was hired as our Vice President of Business Development in September 2007.  The All Other Compensation amount for Mr. McClain for 2009 represents $10,438 in Company matching contributions to our 401(k) plan and $2,264 in group term life insurance premiums paid by the Company.  The All Other Compensation amount for Mr. McClain for 2008 represents $8,146 in Company matching contributions to our 401(k) plan and $2,296 in group term life insurance premiums paid by the Company.

(6)   Mr. Shumway was hired as our Director, Business Processes and IT in November 2007 and he became our Controller and Treasurer in June 2009.  The All Other Compensation amount for Mr. Shumway for 2009 represents $10,222 in Company matching contributions to our 401(k) plan and $541 in group term life insurance premiums paid by the Company.

(7)   Mr. Zang served as our Controller and Treasurer until May 15, 2009 when he terminated employment with the Company.  Pursuant to the terms of Mr. Zang’s Waiver and Release Agreement, the Company paid severance payments totaling $87,500 to him along with the cost for up to six months of continuing health coverage.  The All Other Compensation amount for Mr. Zang for 2009 represents $87,500 in severance, $7,352 in Company paid continuing health coverage, $9,740 in Company matching contributions to our 401(k) plan and $835 in group term life insurance premiums paid by the Company.  The All Other Compensation amount for Mr. Zang for 2008 represents $7,906 in Company matching contributions to our 401(k) plan and $864 in group term life insurance premiums paid by the Company.

GRANTS OF PLAN-BASED AWARDS

The following table summarizes certain information regarding grants made to each our named executive officers during 2009.

Name	Grant Date	All Other Stock Awards: Number of Shares or Stock or Units (1) (#)	All Other Option/SAR Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option/SAR Awards (2) ($/Sh)	Grant Date Fair Value of Stock and Option/SAR Awards (3) ($)
Bruce D. Hansen (4)	2/27/2009	—	200,000	$0.76	$112,720

David A. Chaput (5)	2/27/2009	—	80,000	$0.76	$45,088

Robert I. Pennington (6)	2/05/2009	—	80,000	$0.96	$52,691

Gregory E. McClain (7)	2/05/2009	—	60,000	$0.96	$39,518

Lee M. Shumway (8)	6/01/2009	54,732	—	—	$144,493

Daniel G. Zang (9)	2/05/2009	—	30,000	$0.96	$19,700

(1)   Awards have been made under the General Moly, Inc. 2006 Equity Incentive Plan.

(2)   The exercise or base price is determined by the closing market price of the stock on the day of grant.

(3)   The grant date fair value is calculated using the Black Scholes value on the grant date.

(4)   The SARs vest as follows:  66,666 shares on February 27, 2010, 66,667 shares on February 27, 2011 and 66,667 shares on February 27, 2012.  Each portion of the SAR expires five years after the vesting date.

(5)   The SARs vest as follows:  26,666 shares on February 27, 2010, 26,667 shares on February 27, 2011 and 26,667 shares on February 27, 2012.  Each portion of the SAR expires five years after the vesting date.

(6)   The SARs vest as follows:  26,666 shares on February 5, 2010, 26,667 shares on February 5, 2011 and 26,667 shares on February 5, 2012.  Each portion of the SAR expires five years after the vesting date.

(7)   The SARs vest as follows:  20,000 shares on February 5, 2010, 20,000 shares on February 5, 2011 and 20,000 shares on February 5, 2012.  Each portion of the SAR expires five years after the vesting date.

(8)   The restricted shares are scheduled to vest on January 1, 2011, provided he remains continuously employed by the Company from May 7, 2009 through January 1, 2011.

(9)   The SARs were scheduled to vest as follows:  10,000 shares on February 5, 2010, 10,000 shares on February 5, 2011 and 10,000 shares on February 5, 2012.  All 30,000 SARs were forfeited upon his severance from employment on May 15, 2009.

Compensation Arrangements and Employment Agreements

The material terms of our named executive officers’ annual compensation, including base salaries, bonus awards, our equity granting practices and employment, change in control and stay bonus agreements are described in our “Compensation Discussion and Analysis” and “Employment Agreements” sections of this proxy statement.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

The following table provides information with respect to outstanding stock options/SARs and restricted stock awards held by our named executive officers as of December 31, 2009.

	OPTION/SAR AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options/SARs (1) (#) Exercisable		Number of Securities Underlying Unexercised Options/SARs (1) (#) Unexercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options/SARs (1) (#)		Option /SAR Exercise Price (2)	Option /SAR Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards Number of Unearned Shares (1) (#)		Equity Incentive Plan Awards Market or Payout Value of Unearned Shares ($)

Bruce D. Hansen	500,000	(3)					$2.78	1/29/2012
	250,000	(3)					$2.78	1/29/2013
			66,666	(3)			$0.76	2/27/2015
			66,667	(3)			$0.76	2/27/2016
			66,667	(3)			$0.76	2/27/2017

David A. Chaput	150,000	(4)					$6.40	4/24/2012
	100,000	(4)					$6.40	4/24/2013
					150,000	(4)	$6.40	4/24/2017
			26,666	(4)			$0.76	2/27/2015
			26,667	(4)			$0.76	2/27/2016
			26,667	(4)			$0.76	2/27/2017

Robert I. Pennington	50,000	(5)					$7.98	10/19/2012
	50,000	(5)					$7.98	10/19/2013
	50,000	(5)					$7.98	10/19/2014
			26,666	(5)			$0.96	2/5/2015
			26,667	(5)			$0.96	2/5/2016
			26,667	(5)			$0.96	2/5/2017
												145,000	(6)	$301,600

Gregory E. McClain	50,000	(7)					$6.57	9/4/2012
	50,000	(7)					$6.57	9/4/2013
	50,000	(7)					$6.57	9/4/2014
			20,000	(7)			$0.96	2/5/2015
			20,000	(7)			$0.96	2/5/2016
			20,000	(7)			$0.96	2/5/2017

Lee M. Shumway	50,000	(8)					$10.57	11/26/2013	54,732	(8)	$113,843
	50,000	(8)					$10.57	11/26/2014
	3,256	(8)					$4.35	10/1/2014
			3,257	(8)			$4.35	10/1/2015
			3,257	(8)			$4.35	10/1/2016

Daniel G. Zang	40,000	(9)					$5.31	5/15/2010

(1)   All of the awards were made under the 2006 Plan.

(2)   The option/SAR exercise price is the closing market price of the stock on the day of the grant.

(3)   Option granted on January 30, 2007, with 500,000 shares vested immediately and 250,000 shares vested on January 30, 2008.  SARs were granted on February 27, 2009, and are scheduled to vest 66,666 on February 27, 2010, 66,667 on February 27, 2011 and 66,667 on February 27, 2012.

(4)   Option granted on April 25, 2007, with 150,000 shares vested immediately and 100,000 shares vested on April 25, 2008.  In addition, 150,000 shares are scheduled to vest upon the completion of equity or debt financing which raises sufficient funds to commence production at the Mt. Hope Project and to cover costs and expenditures during the construction period.  The option will expire five years after the vesting date, but in no event later than the tenth anniversary of the date of grant, April 25, 2017.  SARs were granted on February 27, 2009, and are scheduled to vest 26,666 on February 27, 2010, 26,667 on February 27, 2011 and 26,667 on February 27, 2012.

(5)   Option granted on October 19, 2007 with 50,000 shares vested immediately, 50,000 shares vested on October 19, 2008 and 50,000 shares vested on October 19, 2009.  SARs were granted on February 5, 2009, and are scheduled to vest 26,666 on February 5, 2010, 26,667 on February 5, 2011 and 26,667 on February 5, 2012.

(6)   An award of 165,000 shares of restricted stock was granted on October 19, 2007.  During 2008, 10,000 shares of restricted stock vested upon satisfaction of the engineering and procurement phase 1 goal.  During 2009, 10,000 shares of restricted stock vested upon satisfaction of the engineering and procurement phase 2 goal.  See the “Option/SAR Exercises and Stock Vested During 2009” table.  The remaining shares are scheduled to vest based upon the achievement of designated performance goals.  In addition, 30,000 shares will vest upon attainment of the construction completion goal, 30,000 shares will vest upon satisfying the cost of contracted construction goal, 35,000 shares (17,500 each) will vest upon satisfying the commissioning phase 1 and phase 2 goals and the remaining 50,000 shares will vest based upon satisfying the specified production goal within six months of initial start-up.  The Company may adjust the timing of completion of the goals to accommodate changes in the schedule as a result of environmental permitting or financial considerations.  The market value of the stock award was determined by multiplying the closing market price of a share of our common stock on December 31, 2009 of $2.08 by 145,000 shares, which assumes that all performance goals for the shares are achieved.

(7)   Option granted on September 4, 2007 with 50,000 shares vested immediately, 50,000 shares vested on September 4, 2008 and 50,000 shares vested on September 4, 2009.  SARs were granted on February 5, 2009, and are scheduled to vest 20,000 on February 5, 2010, 20,000 on February 5, 2011 and 20,000 on February 5, 2012.

(8)   Option granted on November 26, 2007 for 100,000 shares with 50,000 shares vested on November 26, 2008 and 50,000 shares vested on November 26, 2009.  SARs were granted on November 1, 2008, with 3,256 vested on November 1, 2009, and 3,257 are scheduled to vest on November 1, 2010 and 3,257 on November 1, 2011.  Restricted stock granted on June 1, 2009, with scheduled vesting on January 1, 2011.  The market value of the stock award was determined by multiplying the closing market price of a share of our common stock on December 31, 2009 of $2.08 by 54,732 shares.

(9)   Option granted on June 25, 2007 with 40,000 shares vested on June 25, 2008.

OPTION/SAR EXERCISES AND STOCK VESTED DURING 2009

	OPTION/SAR AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting (1) ($)
Bruce D. Hansen	—	—	—		—
David A. Chaput	—	—	—		—
Robert I. Pennington	—	—	10,000	(2)	$14,300
Gregory E. McClain	—	—	—		—
Lee Shumway	—	—	—		—
Daniel G. Zang	—	—	—		—

(1)   Amount reported represents the closing price of our common stock, as reported on the NYSE Amex, on each vesting date, multiplied by the number of shares vested.

(2)   Restricted stock award granted on October 19, 2007.  The shares vested on April 29, 2009, upon the Board’s determination that the phase 2 performance goal related to engineering and procurement was satisfied.  On April 29, 2009, the closing price of our common stock, as reported on the NYSE Amex, was $1.43.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential payments upon termination or change in control for Mr. Hansen, Mr. Chaput, Mr. Pennington, Mr. McClain and Mr. Shumway are set forth in their respective employment agreements or offer letter agreements, described below.  Information regarding severance payments made to Daniel G. Zang following his termination of employment on May 15, 2009 are included in the All Other Compensation amount reported in the “Summary Compensation Table” and “Outstanding Equity Awards at December 31, 2009.”  Additional information regarding Mr. Zang is also included under the heading “Certain Relationships and Related Party Transactions.”

In the event of a change in control as defined in our 2003 and 2006 Plans, all outstanding options and other awards under the plans may be assumed, continued or substituted for by any surviving or acquiring entity.  If the surviving or acquiring entity elects not to assume, continue or substitute the awards, the vesting of such awards held by award holders whose service with us or any of our affiliates has not terminated will be accelerated, the awards will be fully vested and exercisable immediately prior to the consummation of the transaction and the stock awards will automatically terminate upon consummation of the transaction if not exercised prior to such event.

Employment Agreements

The following is a summary of the employment agreements and offer letter agreements that were in effect between us and each of our named executive officers during the last fiscal year.  For information regarding changes to the agreements effective during 2009, see “Compensation Discussion and Analysis, Employment and Change of Control Agreements.”

Bruce D. Hansen.  On January 30, 2007, we entered into an employment agreement with Mr. Hansen to serve as our Chief Executive Officer for a term of three years.  Mr. Hansen’s agreement was subsequently amended and restated effective September 13, 2007.  The agreement was further amended in 2009 to extend the term and to modify and clarify the Company’s obligations under the agreement upon a change of control of the Company.  The following is a description of the terms of his agreement, as in effect on December 31, 2009.

The term of the agreement generally expires on December 31, 2011.  Under this agreement, Mr. Hansen is paid an annual base salary of $350,000, subject to annual review and adjustment by the Board.  Mr. Hansen is eligible to receive a discretionary cash bonus in an amount, if any, as determined by the Board from time to time.  In addition, Mr. Hansen was granted a stock option to purchase 750,000 shares of stock, of which 500,000 shares were scheduled to vest upon grant and 250,000 shares were scheduled to vest on the first anniversary of the grant.  Mr. Hansen was also granted a restricted stock award of 250,000 shares that vested upon completion of a financing that satisfied the cash requirements in our 2007 budget.  Upon the completion of an equity or debt financing that raises sufficient capital to commence production at the Mt. Hope Project, Mr. Hansen is entitled to a cash payment of $1,000,000.  If a “change of control” occurs, Mr. Hansen will be entitled to receive a payment equal to three years of annual base salary and the vesting of all outstanding unvested equity awards will accelerate.  In addition, he will be paid the cash incentive award of $1,000,000 for major financing if it has not previously been paid.  In the event the Company terminates Mr. Hansen’s employment without cause, Mr. Hansen will be entitled to any base compensation earned but not yet paid and a severance payment in an amount equal to two years of his annual base salary.  If Mr. Hansen terminates his employment for “good reason,” which includes a substantial diminution of Mr. Hansen’s duties, a direction to Mr. Hansen that would violate local, state or federal law, or a failure by the Company to pay Mr. Hansen’s base salary, Mr. Hansen will be entitled to any base compensation earned but not yet paid and a severance payment in an amount equal to one year of his annual base salary.

David A. Chaput.  On April 25, 2007, we entered into the three-year employment agreement with David A. Chaput pursuant to which Mr. Chaput serves as our Chief Financial Officer.  The agreement was further amended in 2009 to extend the term and to modify and clarify the Company’s obligations under the agreement upon a change of control of the Company.  The following is a description of the terms of his agreement, as in effect on December 31, 2009.

The term of the agreement generally expires on December 31, 2011.  Pursuant to the terms of his agreement, Mr. Chaput is paid a minimum base salary of $225,000 per year.  His agreement includes a cash bonus of $50,000 upon his establishment of a dwelling at his assigned location, which was paid to him during 2007.  In addition, the agreement provides for other cash bonuses as our Board may determine from time to time.  In accordance with the agreement, Mr. Chaput received an option to purchase 400,000 shares of common stock under the 2006 Plan, 150,000 of which were scheduled to vest on the grant date, 100,000 of which were scheduled to vest on the first anniversary of the grant date, and 150,000 of which were scheduled to vest upon completion of a financing which raises sufficient capital to commence production of the Mt. Hope Project.  Mr. Chaput will also receive a cash payment of $400,000 within 45 days of the completion of a financing which raises sufficient capital to commence production at the Mt. Hope Project.  Upon a “change of control” of the Company, Mr. Chaput will receive three years of his annual base compensation, and any outstanding unvested equity awards that Mr. Chaput holds will vest on the effective date of the closing of the change of control event.  In the event the Company terminates Mr. Chaput’s employment without cause, Mr. Chaput will be entitled to his base compensation earned but not yet paid and a severance payment in an amount equal to two years of his annual base salary.  If Mr. Chaput terminates his employment for “good reason,” which includes a substantial diminution of Mr. Chaput’s duties, a direction to Mr. Chaput that would violate local, state or federal law, or a failure by the Company to pay Mr. Chaput’s base salary, Mr. Chaput will be entitled to receive any base compensation earned but not yet paid and a severance payment equal to one year of his annual base salary.

Robert I. Pennington.  On October 5, 2007, we entered into an offer letter agreement with Robert I. Pennington pursuant to which Mr. Pennington serves as our Vice President of Engineering and Construction.  Pursuant to the terms of this agreement, Mr. Pennington is paid a base salary of $200,000 per year.  Mr. Pennington received an option to purchase 150,000 shares of common stock under the 2006 Plan, 50,000 of which were scheduled to vest on the grant date, 50,000 of which were scheduled to vest on the first anniversary of the grant date, and 50,000 of which were scheduled to vest on the second anniversary of the grant date, so long as Mr. Pennington is an employee of the Company on the vesting date.  In addition, Mr. Pennington is also eligible to receive up to 165,000 shares of restricted common stock upon reaching certain pre-determined specific goals.  If Mr. Pennington’s employment is terminated by the Company as a result of a change of control, upon the effective date of the change of control, Mr. Pennington will be paid two years of his annual salary and all of his outstanding stock options will vest.

Gregory E. McClain.  On July 25, 2007, we entered into an offer letter agreement with Gregory E. McClain pursuant to which Mr. McClain serves as our Vice President of Business Development.  Pursuant to the terms of this agreement, Mr. McClain is paid a base salary of $170,000 per year.  Effective April 1, 2009, Mr. McClain voluntarily reduced his hours and his pay to 80% of his base salary and Mr. McClain’s salary for 2009 was $160,000.  Mr. McClain’s offer letter agreement also provided Mr. McClain a cash sign-on bonus of $75,000.  In addition, Mr. McClain received an option to purchase 150,000 shares of common stock under the 2006 Plan, 50,000 of which were scheduled to vest on the grant date, 50,000 of which were scheduled to vest on the first anniversary of the grant date, and 50,000 of which were scheduled to vest on the second anniversary of the grant date, so long as Mr. McClain is an employee of the Company on the vesting date.  If Mr. McClain’s employment is terminated by the Company as a result of a change of control, upon the effective date of the change of control, Mr. McClain will be paid two years of his annual salary and all of his outstanding stock options will vest.

Lee M. Shumway.  On November 6, 2007, we entered into an offer letter agreement with Lee M. Shumway pursuant to which Mr. Shumway initially served as the Director of Business Process/Information Technology.  Mr. Shumway now serves as our Controller and Treasurer.  Pursuant to the terms of this agreement, Mr. Shumway is paid a base salary of $165,000 per year.  Mr. Shumway’s offer letter agreement also provided Mr. Shumway an option to purchase 100,000 shares of common stock under the 2006 Plan, 50,000 of which were scheduled to vest on the first anniversary of the grant date and the other 50,000 of which were scheduled to vest on the second anniversary of the grant date, so long as Mr. Shumway is an employee of the Company on the vesting date.  If Mr. Shumway’s employment is terminated by the Company as a result of a change of control, upon the effective date of the change of control, Mr. Shumway will be paid two years of his annual salary and all of his outstanding stock options will vest.

Change of Control — Employment Agreements

Generally, for purposes of the executive employment and change of control severance agreements, a change of control occurs if:

•      Any single holder (or group acting in concert) acquires ownership of 50% or more of the outstanding common stock or combined voting power of the Company (under the present capitalization, outstanding stock and voting power are the same).  The following acquisitions are excluded:  (a) acquisition of shares from the Company; and (b) acquisition of shares by the Company or by any employee benefit plan sponsored by the Company; or

•      There is a business combination (a merger, reorganization, etc.) involving the Company and another company unless substantially all of the holders who owned shares of the Company before the combination own more than half of the shares of the company resulting from the combination in substantially the proportion that they owned our shares and no one (including a group acting in concert) owns more than one-half of the resulting company.  In other words, generally, if we merged with another company and our stockholders owned more than one-half of the resulting company there would not be a change of control.  If they owned less than 50%, a change of control would have occurred; or

•      The current (incumbent) members of the Company’s Board no longer constitute at least a majority of the Board; provided, however, that an individual that becomes a director whose election or nomination was approved by at least a majority of the directors serving on the incumbent Board is considered as though such individual was a member of the incumbent Board unless the individual assumed the office as a result of an actual or threatened election contest or solicitation of proxies or consents on the person’s behalf; or

•      All or substantially all of our operating assets are sold to an unrelated party; or

•      Our stockholders approve a liquidation or dissolution of the Company.

2006 Equity Incentive Plan and 2003 Stock Option Plan

In general, under the terms of the 2006 Equity Incentive Plan and the 2003 Stock Option Plan, in the event of a change in control (as defined in each of the plans), outstanding awards will either be assumed or substituted by the surviving corporation or automatically become fully vested and exercisable for a limited period of time.

Severance and Change in Control Payments

The following is a summary of potential payments payable to our named executive officers upon termination of employment or a change in control of the Company under each circumstance assuming the event occurred on December 31, 2009.  Actual payments will be paid in a lump sum and may be more or less than the amounts described below.  In addition, the Company may enter into new arrangements or modify these arrangements, from time to time.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
ON DECEMBER 31, 2009

Name	Base Salary	Bonus	Value of Accelerated Vesting of Equity Awards (1)
Bruce D. Hansen (2)
Change of control	$1,050,000	$1,000,000	$264,000
Termination without cause	$700,000	—	—
Termination for good reason	$350,000	—	—
David A. Chaput (3)
Change of control	$675,000	$400,000	$105,600
Termination without cause	$450,000	—	—
Termination for good reason	$225,000	—	—
Robert I. Pennington (4)
Change of control	—	—	$391,200
Termination without cause as a result of a change of control	$500,000	$125,000	$391,200
Gregory E. McClain (4)
Change of control	—	—	$67,200
Termination without cause as a result of a change of control	$320,000	$80,000	$67,200
Lee M. Shumway (4)
Change of control	—	—	$113,843
Termination without cause as a result of a change of control	$351,560	$61,523	$113,843

(1)   Amounts are based upon our closing stock price of $2.08 per share on December 31, 2009.  Amount includes the value of accelerated vesting of stock awards, accelerated vesting of SARs and accelerated vesting of stock options, to the extent the option exercise price exceeded the closing stock price of our common stock on December 31, 2009.  The amounts do not include potential exercise of vested stock options.  See the “Outstanding Equity Awards at December 31, 2009” table for information regarding vested stock options.

(2)   Includes a change of control payment equal to three times his base salary and payment of his $1 million major financing award to the extent not already paid.  In the event of his termination without cause he is entitled to a payment equal to two times his base salary.  In the event of his termination for good reason he is entitled to a payment equal to one times his base salary.

(3)   Includes a change of control payment equal to three times his base salary and payment of his $400,000 major financing award to the extent not already paid.  In the event of his termination without cause he is entitled to a payment equal to two times his base salary.  In the event of his termination for good reason he is entitled to a payment equal to one times his base salary.

(4)   In the event of his termination without cause as a result of a change of control, he is entitled to a payment equal to two times his base salary.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2009 with respect to the shares of our common stock that may be issued under our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c)

Equity compensation plans approved by security holders	3,469,366	$5.49	530,202	(1)
Equity compensation plans not approved by security holders	250,000	$2.62	—	(2)
Total	3,719,366	$5.29	530,202

(1)   The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2006 Equity Incentive Plan cannot exceed 5,530,000, including the unissued shares available under the 2003 Plan.  Awards under the 2006 Plan may include incentive stock options, non-statutory stock options, restricted stock awards, restricted stock units and stock appreciation rights.  As of December 31, 2009, the number of shares of common stock that remained available for issuance under the 2006 Plan was 530,202 shares.  The number of shares reflected in column (a) does not include 491,657 shares related to outstanding stock appreciation rights (SARs) that may be settled in shares or cash, in the discretion of the Company.

(2)   Below is a summary of the material terms of the individual stock option agreements for outstanding stock options granted pursuant to individual compensation arrangements not approved by our stockholders.

	OPTION AWARDS
Name	Grant Date	Expiration Date	Option Exercise Price	Number of securities Underlying Options	Vesting Schedule
Michael K. Branstetter (1)	4/5/2006	4/5/2011	$2.80	50,000	100% vested on 4/5/2006
Ricardo Campoy (2)	8/4/2006	8/3/2011 8/3/2012 8/3/2013	$2.34	33,333 33,333 33,334	33,333 vested on 8/4/2006 33,333 vested on 8/4/2007 33,334 vested on 8/4/2008
Richard F. Nanna (2)	4/5/2006	4/5/2011	$2.80	50,000	100% vested on 4/5/2006
R. David Russell (2)	4/5/2006	4/5/2011	$2.80	50,000	100% vested on 4/5/2006
Total				250,000

(1)   Option grant made in connection with his service as Secretary, Treasurer and General Counsel of the Company.

(2)   Option grant made in connection with his service as a non-employee member of the Board of the Company.

DIRECTOR COMPENSATION

The following table lists compensation information for fiscal 2009 for our directors and our secretary who were not employees.  Mr. Hansen, who is also our Chief Executive Officer, does not receive any separate compensation for his service as a director.  Mr. Hansen’s compensation is fully reflected in the Summary Compensation Table and, as appropriate, in the other tables above.  Columns required by SEC rules are omitted where there is no amount to report.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Total ($)

Ricardo M. Campoy	71,000	18,750	—	89,750
Jean-Pierre M. Ergas	65,000	18,750	—	83,750
Mark A. Lettes	74,750	18,750	—	93,500
Gary A. Loving	67,000	18,750	—	85,750
Richard F. Nanna	62,000	18,750	—	80,750
R. David Russell	59,000	18,750	—	77,750
Andrew G. Sharkey, III	54,000	32,220	—	86,220
Michael K. Branstetter(2)	20,000	4,800	—	24,800

(1)   These amounts do not represent the actual amounts paid to or realized by these individuals.  These amounts represent the aggregate grant date fair value for grants during the fiscal year, computed in accordance with applicable accounting rules (FASB ASC Topic 718), excluding the amount of estimated forfeitures.  For information regarding the assumptions used to calculate the grant date fair value, see Note 7 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009.  As of December 31, 2009, the aggregate number of shares of our common stock underlying outstanding option awards and the number of shares of restricted stock for each non-employee director and our secretary was as follows:

Name	Aggregate Shares Underlying Options as of 12/31/2009	Restricted Shares as of 12/31/2009
Ricardo M. Campoy	150,000	33,126
Jean-Pierre M. Ergas	—	16,824
Mark A. Lettes	100,000	—
Gary A. Loving	—	16,824
Richard F. Nanna	50,000	—
R. David Russell	70,000	—
Andrew G. Sharkey, III	—	—
Michael K. Branstetter(2)	90,000	—

(2)   Michael K. Branstetter serves as our secretary.

Director and Secretary Compensation Program

The following table describes the payments to be made by us under our director and secretary compensation program.

Director
Annual Retainer	$40,000 total paid quarterly in arrears
Board Meeting Fee	$1,000 paid after each meeting(1)
Audit Committee Chair	$10,000 total paid quarterly in arrears
Other Committee Chairs	$5,000 total paid quarterly in arrears
Board Chair Annual Retainer	$80,000 total paid quarterly in arrears (2)
Committee Meeting Fee	$1,000 paid after each meeting(1)
Sign-on Equity	20,000 shares(3)
Annual Equity	15,000 shares(4)

Secretary
Annual Retainer	$20,000 total paid quarterly in arrears
Annual Equity	5,000 shares(4)

(1)   Fee is paid for telephonic meetings as well.

(2)   Board Chair annual retainer is paid to the Board Chair in lieu of the annual retainer paid to other directors.

(3)   Shares of common stock are granted upon election to the Board.

(4)   Shares of common stock are granted annually each year on the first business day after January 1.  New directors would receive a pro-rated grant, based upon the time of joining the Board.  A new secretary would receive a pro-rated grant, based upon the time service to the Company begins.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

It is our policy to enter into or ratify related party transactions only when the Board, acting through the Audit Committee, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of the Company and our stockholders.

Our Audit Committee reviews any transaction involving the Company and a related party (i) prior to the entry by the Company into such transaction, (ii) at least once a year after the Company’s entry into the transaction, and (iii) upon any significant change in the transaction or relationship.  For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.  In its review of any related party transactions, the Audit Committee will consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable):  the benefits to the Company; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.

Robert L. Russell

On October 1, 2007, we entered into a General Release and Settlement Agreement (the “Release Agreement”) with Mr. Robert L. Russell, our former Chief Executive Officer and Chair of the Board, as well as the father of Mr. R. David Russell, a current member of our Board.  Pursuant to the terms of the Release Agreement, Mr. Robert Russell resigned as an employee of the Company and as a member of our Board.  The Release Agreement also provided, among other things, for a general release of any claims by Mr. Robert Russell against the Company and, subject to the terms and conditions of the Release Agreement, for Mr. Robert Russell to receive

$1,000,000 on the effective date of the Release Agreement, $750,000 on or about April 1, 2008, and $750,000 on or before October 1, 2008. In the event of a change of control of the Company, Mr. Robert Russell will be entitled to receive all amounts due but unpaid under the Release Agreement.

In connection with entering into the Release Agreement, on October 1, 2007, we also entered into a Consulting and Advisory Agreement (the “Consulting Agreement”) with Mr. Robert Russell.  The Consulting Agreement provides, among other things, for Mr. Robert Russell to provide consulting and advisory services (the “Services”) to us for a term of thirty-six months.  In consideration for the Services to be performed, Mr. Robert Russell will receive an annual payment of $250,000 and, subject to the terms and conditions of the Consulting Agreement, a bonus of $250,000 payable within 45 days of the start of construction of the Mt. Hope Project.  In the event of a change of control of the Company, Mr. Robert Russell will be entitled to receive all amounts earned through the date of the change of control, plus a sum equal to the remaining amounts due under the Consulting Agreement.

Andrew Russell

On January 30, 2007, we entered into an amended and restated employment agreement with Mr. Andrew Russell, a son of former executive officer Mr. Robert L. Russell and the brother of current director Mr. R. David Russell, for services as our Director of Projects and Operations for a term of three years.  On January 1, 2008, we entered into an amendment to the amended and restated employment agreement to provide for annual bonuses to Mr. Andrew Russell to be paid within 45 days following the end of each calendar year (as amended, the “Amended and Restated Employment Agreement”).  Under the Amended and Restated Employment Agreement, Mr. Andrew Russell received a salary of $200,000 per year and was entitled to an annual bonus, payable within 45 days of the each calendar year, of an amount not less than 50% of his base salary.

Pursuant to the terms of the Amended and Restated Employment Agreement, Mr. Andrew Russell also received a stock option to purchase 140,000 shares of our common stock at $2.78 per share, the closing price of our common stock on January 30, 2007, an additional aggregate amount of 90,000 shares of restricted common stock that was set to vest based on certain performance based milestones, and the right to receive additional cash bonuses upon the completion of these same milestones.  The specific milestones, the number of shares of restricted stock that were to vest upon completion of these milestones, as applicable, and the cash bonuses that were to be payable upon completion of these milestones are as follows:  (i) 10,000 shares and $15,000 upon completion of the Company’s Mt. Hope Bankable Feasibility Study; (ii) 20,000 shares and $20,000 upon the Company obtaining water rights necessary to operate Mt. Hope Project’s planned facilities; (iii) 20,000 shares and $50,000 if the Company receives a favorable Record of Decision for the Mt. Hope Project during the term of the Amended and Restated Employment Agreement; (iv) not less than $100,000 if the Company obtains sufficient financing to commence operation of the Mt. Hope Project within the term of the Amended and Restated Employment Agreement; and (v) 40,000 shares and $200,000 if operations commence at the Mt. Hope Project during the term of the Amended and Restated Employment Agreement or six months thereafter.

Mr. Andrew Russell voluntarily left the Company on August 1, 2008.  Pursuant to a Waiver and Release entered into by Mr. Russell and the Company, Mr. Russell received $200,000 in severance pay.  In addition, stock options to purchase 30,000 shares of common stock vested on the effective date of the Waiver and Release; such options expired on the one year anniversary of the date of the Waiver and Release.

On June 26 2009, the Company and Josephine Mining Corp. (JMC), a privately owned Canadian company whose president is Andrew Russell, entered into an Option to Purchase Agreement for the Company’s Turner Gold property, a multi-metallic property located in Josephine County, Oregon.  The Company acquired the property in 2004.  JMC paid $0.1 million upon entering into the agreement, which allows JMC certain exploratory rights through the option period.  An additional $0.3 million installment payment is due December 26, 2010 and the final installment payment of $1.6 million is due on or before December 26, 2011.  Each installment payment under the Option to Purchase Agreement is optional, but is non-refundable once made.  If JMC makes all three of the installment payments, ownership of the Turner Gold property will transfer to JMC upon the final payment. The Company has also retained a production royalty of 1.5% of all net smelter returns on future production from the property.

Daniel G. Zang

On June 20, 2007, we entered into an offer letter agreement with Daniel G. Zang, our former Controller and Treasurer.  Pursuant to the terms of this agreement, Mr. Zang was paid a base salary of $150,000 per year (his 2009 salary was $175,000) and was eligible for an annual bonus of up to 25% of base pay based on the Company’s determination of his achievement of assigned objectives.  The agreement also provided Mr. Zang a cash sign-on bonus of $25,000.  In addition, Mr. Zang received an option to purchase 65,000 shares of common stock under the 2006 Plan, 40,000 of which vested on the first anniversary of the grant date, and the remaining 25,000 of which were forfeited.  The 30,000 SARs held by Mr. Zang were also forfeited.

Mr. Zang’s employment with the Company terminated effective May 15, 2009.  Pursuant to a Waiver and Release entered into by Mr. Zang and the Company, Mr. Zang received $87,500 in severance pay along with the cost for up to six months of continuing health coverage.

ADDITIONAL STOCKHOLDER INFORMATION

Stockholder Proposals and Recommendations for Director Nominees for the 2010 Annual Meeting

We anticipate that we will hold our 2011 Annual Meeting of Stockholders within 30 days before or after May 13, 2011.  If you wish to submit a proposal for inclusion in our proxy materials to be circulated in connection with our 2011 Annual Meeting of Stockholders, you must send the proposal to the Company at the address below.  The proposal must be received no later than December 7, 2010 to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting.

For stockholder proposals submitted outside of the process described above, the Company’s bylaws require that advance written notice of a stockholder proposal for matters to be brought before an annual stockholders meeting be received by the Company not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting.  Accordingly, notice of stockholders proposals for the 2011 annual meeting must be received by the Company between January 13, 2011 and February 12, 2011.  In addition, among other requirements set forth in the SEC’s proxy rules, you must have continuously held at least $2,000 in market value or 1% of our outstanding stock for at least one year by the date you submit the proposal, and you must continue to own such stock through the date of the meeting.

Stockholder proposals and recommendations for director nominees should be sent to General Moly, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd., Suite 115 Lakewood, CO 80401.

Householding

As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof.  Any such request should be directed to General Moly, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd., Suite 115 Lakewood, CO 80401 or (303) 928-8599.  Upon request, we will promptly deliver a separate copy.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Annual Report

The Company’s Annual Report on Form 10-K (excluding exhibits) for the year ended December 31, 2009 is being mailed to all stockholders with this proxy statement.  Our Annual Report is part of the proxy solicitation materials for the Annual Meeting.  An additional copy, including exhibits, will be furnished without charge to any stockholder by writing to the Corporate Secretary at the address above.  The Company’s Form 10-K may also be accessed at the Company’s website at www.generalmoly.com, or at SEC’s website at www.sec.gov.

Other Matters

As of the date of this proxy statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, if other matters are properly brought before the Annual Meeting, the proxies will be voted on those matters at the discretion of the proxy holders.

By Order of the Board of Directors,

Bruce D. Hansen
Chief Executive Officer

Lakewood, Colorado
April 6, 2010

Annex A

GENERAL MOLY, INC.

2006 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Approved by the Board of Directors:  February 25, 2010

Approved by the Shareholders:                    2010

1.             PURPOSES.

(a)           General Purpose.  The Company, by means of the Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and, if applicable, any of the Company’s parents and subsidiaries.  The Plan was initially approved by the Board on October 24, 2006 and by the shareholders on December 13, 2006.  The Plan was subsequently amended by the Board on July 24, 2007 and the amended and restated plan was approved by the shareholders on October 4, 2007.

(b)           Available Stock Awards.  The purpose of the Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock grants, (iv) Restricted Stock Unit grants and (v) Stock Appreciation Rights.

2.             DEFINITIONS.

“Affiliate” means any Parent or Subsidiary of the Company, whether now or hereafter existing.

“Board” means the Board of Directors of the Company.  To the extent the Board has delegated authority to the Committee as provided in Section 3(c), references in the Plan to the Board shall be deemed to include the Committee or subcommittee, as appropriate.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets.  A transaction shall not constitute a Change in Control if its primary purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(c) of the Plan.

“Common Stock” means the common stock of the Company.

“Company” means General Moly, Inc., a Delaware corporation.

“Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

“Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated.  With respect to Directors or Consultants, Continuous Service means service with the Company, or a Parent or Subsidiary of the Company, whether as a Director or Consultant, that is not interrupted or terminated.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

“Covered Employee” means the chief executive officer and the other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code and the regulations promulgated thereunder from time to time.

“Director” means a member of the Board of Directors of the Company.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

“Eligible Recipient” means any Employee, Director or Consultant of the Company or any Employee, Director or Consultant of a Parent or Subsidiary of the Company.

“Employee” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sale price for such stock (or the closing bid, if no sale was reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board (or the Committee if applicable) deems reliable.  If there are no reported sales on such date, the closing sale price on the last preceding date on which sales were reported.

(ii)           In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board (or the Committee if applicable) using a reasonable valuation method.

“Former Plan” shall mean the General Moly, Inc. 2003 Stock Plan.

“Former Plan Shares” has the meaning set forth in Section 4(b) of the Plan.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Independent Director” means an independent director as defined by the stock exchange in which the Company is then listed, or any successor rule, as in effect from time to time.

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its Parent or a Subsidiary, does not receive compensation (directly or indirectly) from the Company or its Parent or a Subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to Section 6 of the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Performance Criteria” shall have the meaning set forth in Section 7(a)(iii) of the Plan.

“Plan” means this 2006 Equity Incentive Plan, as amended from time to time.

“Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.

“Re-Load Option” has the meaning set forth in Section 6(n) of the Plan.

“Repurchase Blackout Period” means six months from the date the Common Stock relating to a Stock Award is issued to the Participant or, in the case of a Stock Award with vesting restrictions, six months from the vesting date or, in any case, such longer or shorter period of time as determined by the Board or the Committee.

“Restricted Stock” shall mean a grant of shares of Common Stock pursuant to Section 7(a) of the Plan.

“Restricted Stock Units” shall mean a grant of the right to receive shares of Common Stock in the future or their cash equivalent (or both) pursuant to Section 7(a) of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stand-Alone Stock Appreciation Right” has the meaning set forth in Section 7(b) of the Plan.

“Stock Appreciation Right” means the right to receive appreciation in the Common Stock pursuant to the provisions of Section 7(b) of the Plan.

“Stock Award” means any right granted under the Plan, including an Option, a stock bonus, a Stock Appreciation Right, a Restricted Stock grant and a Restricted Stock Unit grant.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Subsidiary” means (i) in the case of an Incentive Stock Option, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of any other Stock Award, in addition to a subsidiary corporation as defined in clause (i), (A) a limited liability company, partnership or other entity in which the Company controls 50% or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies, whether through the Company’s ownership of voting securities, by contract or otherwise; provided that no entity shall be a “subsidiary” if such entity would not constitute, together with the Company, a “service recipient” pursuant to applicable guidance under Section 409A of the Code.

“Tandem Stock Appreciation Right” has the meaning set forth in Section 7(b) of the Plan.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.             ADMINISTRATION.

(a)           Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).  Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)           Powers of Board.  The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)         To amend the Plan or a Stock Award as provided in Section 13.

(iv)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c)           Delegation to Committee. The Board may delegate administration of the Plan to a Committee of two or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director.  If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  Notwithstanding the foregoing, only a Committee may grant Stock Awards to (i) senior executives of the Company who are subject to Section 16 of the Exchange Act, (ii) Covered Employees, or (iii) the chief executive officer or any other executive officer.  The Board may abolish the Committee, or any subcommittee, at any time and revest in the Board the administration of the Plan.  Any awards under the Plan that are intended to fit within the performance-based awards exception to Section

162(m) of the Code must be granted by the Committee, which must consist of at least two or more members of the Board, each of whom must qualify as a Non-Employee Director, Outside Director, and Independent Director.

(d)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.             SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 9,600,000 shares of Common Stock, including 430,000 Former Plan Shares.  The number of shares of Common Stock that may be issued pursuant to Incentive Stock Options shall be limited to the above maximum number of shares issuable under the Plan.

(b)           Reversion of Shares and Availability of Shares to the Share Reserve.  If any Stock Award granted under the Plan or under the Former Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan or under the  Former Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award (the “Former Plan Shares”), shall become available for issuance under the Plan.  Former Plan Shares shall include reserved shares of Common Stock that are not subject to a grant under the Former Plan.  The number of shares of Common Stock underlying a Stock Award not issued as a result of any of the following actions shall again be available for issuance under the Plan:  (i) a payout of a Stand-Alone Stock Appreciation Right, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem Stock Appreciation Right upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem Stock Appreciation Right) of any Stock Award; (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout; and (iv) upon the exercise of a Stock Appreciation Right settled in shares of Common Stock, the number of shares related to the exercise that were not issued to the Participant.

(c)           Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.             ELIGIBILITY.

(a)           Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Eligible Recipients.

(b)           Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair

Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)           Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.  Form S-8 generally is available to consultants and advisors only if (i) they are natural persons, (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(d)           Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

6.             OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)           Term.  Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten years from the date it was granted.

(b)           Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock

Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)           Exercise Price of a Nonstatutory Stock Option.  The exercise price of Nonstatutory Stock Options shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d)           Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option Agreement, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required by the Board.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e)           Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)            Transferability of a Nonstatutory Stock Option.  A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws).  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)           Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)           Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Continuous Service (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i)            Extension of Termination Date.  Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a), or (ii) the expiration of a period of thirty days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)            Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date 12 months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k)           Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (A) the date 18 months following the date of death (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l)            Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  The early purchase of any unvested shares of Common Stock will be pursuant to an early exercise provision in the Option Agreement which may provide for a repurchase option in favor of the Company and other restrictions the Board determines to be appropriate.  Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(h).

(m)          Substitution of Stock Appreciation Rights for Options.  The Board shall have the sole discretion to substitute without receiving Participants’ permission, Stock Appreciation Rights paid only in stock for outstanding Options; provided, the terms of the substituted Stock Appreciation Rights are substantially the same as the terms of the Options, the number of shares underlying the number of Stock Appreciation Rights equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying shares of Common Stock and the grant price of the Stock Appreciation Rights is equivalent to the difference between the Fair Market Value of the underlying shares of Common Stock and the exercise price of the Options.

(n)           Re-Load Options.

(i)            Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a “Re-Load Option”) in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option Agreement, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six months (or such longer or shorter period of time as determined by the Board).

(ii)           Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option, (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option, and (iii) have an exercise price which is equal to 100% of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.  Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the $100,000 annual limitation on the exercisability of Incentive Stock Options described in Section 11(d) of the Plan and in Section 422(d) of the Code.  There shall be no Re-Load Options on a Re-Load Option.  Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under Section 4(a) and shall be subject to such other terms and conditions as the Board may determine that are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.             PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)           Restricted Stock and Restricted Stock Units.

(i)            Designation.  Restricted Stock or Restricted Stock Units may be granted under the Plan.  After the Board determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer.  The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Board.  The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board.

(ii)           Restrictions.  Subject to Section 7(b)(iii), the Board may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, or others.  If the Board or the Committee establishes performance goals, the Board or the Committee shall determine whether a Participant has satisfied the performance goals.

(iii)         Performance Criteria.  Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee specified at the time such Restricted Stock and Restricted Stock Units are granted.  For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board or the Committee: (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) market price; (18) brand recognition; (19) customer satisfaction; (20) operating efficiency; or (21) productivity.  Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.  For Stock Awards not intended to be performance-based compensation for purposes of Section 162(m) of the Code, the Board or the Committee may designate such other performance criteria as it deems appropriate.

(iv)          Transferability.  Restricted Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(v)            Vesting.  Unless the Board determines otherwise, the Stock Award Agreement shall provide for the forfeiture of the non-vested shares of Common Stock underlying Restricted Stock or the termination of unvested Restricted Stock Units upon termination of a Participant’s Continuous Service.  To the extent that the Participant purchased the shares of Common Stock granted under any such Restricted Stock award and any such shares of Common Stock remain non-vested at the time of termination of a Participant’s Continuous Service, the termination of Participant’s Continuous Service shall cause an immediate sale of such non-vested shares of Common Stock to the Company at the original price per share of Common Stock paid by the Participant.

(b)           Stock Appreciation Rights.  Grants of Stock Appreciation Rights shall be pursuant to a Stock Award Agreement, which shall be in such form and shall contain such terms and conditions, as the Board deems appropriate.  The Board may grant Stock Appreciation Rights in connection with all or any part of an Option (“Tandem Stock Appreciation Rights”) to a Participant or in a stand-alone grant (“Stand-Alone Stock Appreciation Rights”).  The terms and conditions of a Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of each of the following provisions:

(i)            Calculation of Appreciation.  Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Board at the time of grant of the Stock Appreciation Right (which amount shall not be less than the Fair Market Value of such shares of Common Stock at the time of grant of the Stock Appreciation Rights).

(ii)           Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it deems appropriate.

(iii)         Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such Stock Appreciation Right.

(iv)          Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v)            Termination of Continuous Service.  If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(vi)          Transferability.  Stock Appreciation Rights shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

(vii)         Tandem Stock Appreciation Rights.  A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Tandem Stock Appreciation Right shall expire no later than the date on which the related Option expires.

8.             COVENANTS OF THE COMPANY.

(a)           Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)           Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the

Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.             USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.          EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.

11.          MISCELLANEOUS.

(a)           Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)           Shareholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)           No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)           Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)           Maximum Award Amounts.  In no event shall a Participant receive a Stock Award or Stock Awards during any one calendar year covering in the aggregate more than 1,000,000 shares of Common Stock.

(f)            Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g)           Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(h)           Repurchase Provisions.  The Company shall exercise any repurchase option specified in the Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option.  Payment may be cash or cancellation of purchase money indebtedness for the Common Stock.  The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

(i)            Plan Unfunded.  The Plan shall be unfunded.  Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

12.          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)           Capitalization Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award; provided however that no such adjustment shall be made to any Stock Award to the extent that it would, in the view of the Company, cause such Stock Award to be subject to Section 409A of the Code. The Board shall provide holders of Restricted Stock Units a dividend equivalent right, pursuant to a separate arrangement between the Company and any such holder, in the form of additional shares of Common Stock or units, with respect to the unvested shares of Common Stock or unvested units the Participant shall be entitled to receive or purchase.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c)           Change in Control.  In the event of Change in Control, then, to the extent permitted by applicable law:  (i) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 12(c)) for those outstanding under the Plan, or (ii) in the event any surviving corporation does not assume or continue such Stock Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

(d)           No Limitations.  The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.          AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)           Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the applicable requirements of Section 422 or 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.  For purposes of clarity, any increase in the number of shares reserved for issuance hereunder in accordance with the provisions of Section 4(a) shall not be deemed to be an amendment to the Plan; provided that any such adjustment that would increase the number of shares of Common Stock that may be issued pursuant to Incentive Stock Options (other than an increase merely reflecting a change in the number of outstanding shares, such as a stock dividend or stock split), shall constitute an amendment to the Plan requiring shareholder approval.

(b)           Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the

Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(c)           No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d)           Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.          TERMINATION OR SUSPENSION OF THE PLAN.

(a)           Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is later.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.          CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

16.          SECTION 409A.

(a)           Time and Form of Payment.  Notwithstanding anything contained in this Plan or in a Stock Award Agreement to the contrary, the time and form of payment of a Stock Award that is subject to the limitations imposed by Section 409A of the Code, shall be set forth in the applicable Stock Award Agreement on or before the time at which the Participant obtains a legally binding right to the Stock Award (or such other time permitted under Section 409A of the Code) and such time and form of payment shall comply with the requirements of Section 409A of the Code.

(b)           Delay in Payment.  Notwithstanding anything contained in this Plan or a Stock Award Agreement to the contrary, if the Participant is deemed by the Company at the time of the Participant’s “separation from service” with the Company to be a “specified employee” as determined under Section 409A of the Code, any “nonqualified deferred compensation” to which the Participant is entitled in connection with such separation from service after taking into account all applicable exceptions from Section 409A, shall not be paid or commence payment until the date that is the first business day following the six month period after the Participant’s separation from service (or if earlier, the Participant’s death).  Such delay in payment shall only be effected with respect to each separate payment to the extent required to avoid adverse tax treatment to the Participant under Section 409A of the Code.  Any compensation which would have otherwise been paid during the delay period (whether in a lump sum or in installments) in the absence of this Section 16(b) shall be paid to the Participant (or his or her beneficiary or estate) in a lump sum payment on the first business day following the expiration of the delay period.

(c)           Key Definitions.  For purposes of this Plan, the term “termination of employment” shall mean “separation from service” and the terms “separation from service,” “specified employee” and “nonqualified deferred compensation” shall have the meanings ascribed to the terms pursuant to Section 409A and other applicable guidance.

(d)           Amendments.  Notwithstanding anything in the Plan to the contrary, the Plan and Stock Awards granted under the Plan are intended to be eligible for certain regulatory exceptions to the limitations of, or to comply with, the requirements of Section 409A of the Code.  The Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify the terms of a Stock Award in any manner and delay the payment of any amounts payable pursuant to a Stock Award to the minimum extent necessary to reasonably comply with the requirements of Section 409A of the Code, provided that the Company shall not be required to assume any increased economic burden.  No action taken by the Committee with respect to the requirements of Section 409A of the Code shall be deemed to adversely affect a Participant’s rights with respect to a Stock Award or to require the consent of such Participant.  The Committee reserves the right to make additional changes to the Plan and Stock Awards from time to time to the extent it deems necessary with respect to Section 409A of the Code.

Annex B

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

BETWEEN

GENERAL MOLY, INC.

AND

HANLONG (USA) MINING INVESTMENT, INC.

March 4, 2010

B-i

3.7	Brokers’ and Finders’ Fees	22

ARTICLE IV REGISTRATION RIGHTS		22
4.1	Demand Registration Rights	22
4.2	Company Obligations	24
4.3	Registration Statement Effectiveness	25
4.4	Suspension	27
4.5	Termination of Obligations	28
4.6	Current Public Information	28

ARTICLE V CONDUCT OF BUSINESS PENDING THE CLOSINGS		29

ARTICLE VI ADDITIONAL AGREEMENTS		29
6.1	Agreement to Call Stockholder Meeting	29
6.2	Proxy Statement; Other Commission Filings	29
6.3	Listing Applications	30
6.4	Rights to Maintain Percentage Interest	30
6.5	Termination of Rights and Obligations	32
6.6	Affirmative and Negative Covenants Concerning the Company	32
6.7	Purchaser to Procure Bank Loan	40
6.8	Purchaser Payment of Bank Loan Fees; Hanlong Group Guarantee	40
6.9	Consents	40
6.10	Covenants Concerning Purchaser.	41
6.11	Alternative Proposals.	41
6.12	Certain Tax Covenants	43
6.13	Further Assurances	43
6.14	Publicity	43

ARTICLE VII CONDITIONS		44
7.1	Tranche 1 Closing	44
7.2	Tranche 2 Closing	47

ARTICLE VIII TERMINATION AND SURVIVAL		50
8.1	Survival	50
8.2	Termination	50
8.3	Effect of Termination	53
8.4	Purchaser of Company Break Free	53
8.5	Payment of Purchaser Break Fee	54
8.6	Proviso	55

ARTICLE IX MISCELLANEOUS		55
9.1	Notices	55
9.2	Entire Agreement	57

B-ii

9.3	Amendments	57
9.4	Assignment	57
9.5	Benefit	57
9.6	Specific Performance	57
9.7	Governing Law; Language	57
9.8	Waiver of Jury Trial	58
9.9	Severability	58
9.10	Headings and Captions	58
9.11	Certain Terms	58
9.12	No Waiver of Rights, Powers and Remedies	59
9.13	Fees and Expenses	59
9.14	Counterparts	60
9.15	Rules of Construction	60
9.16	Dispute Resolution	60

SCHEDULE 1 (to Securities Purchase Agreement) Certain Definitions		1

SCHEDULE 2 (to Securities Purchase Agreement) General Moly, Inc. Bank Loan Summary of Principal Terms and Conditions		1

SCHEDULE 3 (to Securities Purchase Agreement) Regulatory Approvals		1

SCHEDULE 4 (to Securities Purchase Agreement) Dispute Resolution		1

B-iii

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated March 4, 2010 (the “Signing Date”), is between General Moly, Inc., a Delaware corporation (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation (“Purchaser”).  Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in Schedule 1.

RECITALS

A.                                   The Company desires to issue and sell to Purchaser and Purchaser desires to acquire from the Company, on the terms and subject to the conditions in this Agreement, a number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) so that following the purchase of such shares the Hanlong Ownership Percentage will equal 25% (the “Offered Shares”).

B.                                     The Offered Shares will be issued in two tranches:  (1) the first tranche (“Tranche 1”) will consist of a number of shares of Common Stock (the “Tranche 1 Shares”) so that, on the Tranche 1 Closing Date, immediately after giving effect to such issuance, the Hanlong Ownership Percentage will equal 12.5% and (2) the second tranche (“Tranche 2”) will consist of a number of shares of Common Stock (the “Tranche 2 Shares”) that when added to the Tranche 1 Shares, so that, on the Tranche 2 Closing Date, immediately after giving effect to such issuance, the Hanlong Ownership Percentage will equal 25%.

C.                                     The Tranche 1 Shares will be issued upon the satisfaction of the conditions set forth in Section 7.1 and the Tranche 2 Shares will be issued upon the satisfaction of the conditions set forth in Section 7.2.

D.                                    Purchaser has confirmed to the Company that Purchaser is confident that a Prime Chinese Bank (the “Bank”), or one of the other Prime Chinese Banks will make a loan of a minimum of $665,000,000 (the “Bank Loan”) on substantially similar key terms and conditions including those as outlined on Schedule 2, which Bank Loan will be guaranteed by Hanlong Group.

E.                                      Simultaneously with the execution and delivery of this Agreement, the Company and Purchaser will enter into a secured revolving bridge loan facility from Purchaser to the Company in the principal amount of $20,000,000 (the “Bridge Loan”) as financing for development of  the Mount Hope Project, which Bridge Loan shall consist of two tranches, a $10,000,000 tranche with an interest rate of LIBOR plus 2% per annum and a $10,000,000 tranche with an interest rate of 10% per annum, all as provided in the form of loan agreement attached hereto as Exhibit A.

F.                                      Simultaneously with the execution and delivery of the Bridge Loan Agreement, Nevada Moly shall enter into Pledge Agreement as security for the Bridge Loan.

G.                                     Simultaneously with the execution of this Agreement, the Company, Nevada Moly, China Han Long Mining Development Limited, an Affiliate of the Purchaser and Purchaser will enter into (a) a molybdenum supply agreement for the purchase by China Han Long Mining Development Limited of molybdenum produced at  the Mount Hope Project (the “Molybdenum Supply Agreement”) in the form attached hereto as Exhibit B.

H.                                    Simultaneously with the execution of this Agreement, Hanlong (Australia) Resources Pty Ltd., an affiliate of Purchaser, will enter into a guaranty in the form attached hereto as Exhibit C, guaranteeing certain obligations of Purchaser under this Agreement and the Bridge Loan Agreement.

I.                                         At the Tranche 1 Closing, the Company and Purchaser will enter into a stockholder agreement with respect to certain matters relating to the voting and disposition of the Offered Shares (and other shares of Common Stock, if any, owned by Purchaser or any of its Affiliates) and governance of the Company (the “Stockholder Agreement”) substantially in the form attached hereto as Exhibit D.

In consideration of the mutual covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
ISSUANCE OF SHARES; CLOSINGS

1.1                               Purchase and Sale of Offered Shares; Purchase Price.

(a)                                  Offer and Sale.  On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser:  (i) the Tranche 1 Shares at the Tranche 1 Purchase Price on the Tranche 1 Closing Date, and (ii) the Tranche 2 Shares at the Tranche 2 Purchase Price on the Tranche 2 Closing Date.

(b)                                 Purchase Price for Tranche 1 Shares.  In exchange for the Company’s issuance and sale of the Tranche 1 Shares to Purchaser, Purchaser shall pay to the Company $40,000,000.00 in cash (the “Tranche 1 Purchase Price”).

(c)                                  Purchase Price for Tranche 2 Shares.  In exchange for the Company’s issuance and sale of the Tranche 2 Shares to Purchaser, Purchaser shall pay to the Company $40,000,000 in cash (the “Tranche 2 Purchase Price” and, collectively with the Tranche 1 Purchase Price, the “Total Purchase Price”).

1.2                               Closings.

(a)                                  Tranche 1 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.1, the completion of the purchase and sale of the Tranche 1 Shares (the “Tranche 1 Closing”) shall occur at 10:00 a.m. local time at the offices of Holme Roberts & Owen LLP, Denver, Colorado, on the fifth  Business Day after the satisfaction or waiver of the conditions set forth in Section 7.1 (other than those that by their terms are to be satisfied or waived at the Tranche 1 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 1 Closing is referred to herein as the “Tranche 1 Closing Date.”

(b)                                 Tranche 2 Closing.  Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Shares (the “Tranche 2 Closing”) shall occur at 10:00 a.m. local time at the offices of Holme Roberts & Owen LLP, Denver, Colorado, on the fifth Business Day after the satisfaction or waiver of the conditions set forth in Section 7.2 (other than those that by their terms are to be satisfied or waived at the Tranche 2 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser.  The date of the Tranche 2 Closing is referred to herein as the “Tranche 2 Closing Date.”

1.3                               Tranche 1 Closing Deliveries.

(a)                                  Company Deliveries.  At the Tranche 1 Closing, the Company shall deliver or cause to be delivered to Purchaser:

(i)                                     duly executed certificates evidencing the Tranche 1 Shares, registered in the name of Purchaser, accompanied by an executed certificate of the Company’s Chief Financial Officer which sets forth in reasonable detail the computation of the number of the Tranche 1 Shares and the Hanlong Ownership Percentage as of the Tranche 1 Closing Date immediately after giving effect to the issuance of the Tranche 1 Shares;

(ii)                                  a receipt for the Tranche 1 Purchase Price;

(iii)                               a duly executed counterpart of the Stockholder Agreement;

(iv)                              the ArcelorMittal Consent and Waiver; and

(v)                                 the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.1(c).

(b)                                 Purchaser Deliveries.  At the Tranche 1 Closing, Purchaser shall deliver or cause to be delivered to the Company:

(i)                                     the Tranche 1 Purchase Price by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three Business Days prior to the Tranche 1 Closing;

(ii)                                  a duly executed counterpart of the Stockholder Agreement; and

(iii)                               the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.1(b).

1.4                               Tranche 2 Closing Deliveries.

(a)                                  Company Deliveries.  At the Tranche 2 Closing, the Company shall deliver or cause to be delivered to Purchaser:

(i)                                     duly executed certificates evidencing the Tranche 2 Shares, registered in the name of Purchaser, accompanied by an executed certificate of the Company’s Chief Financial Officer which sets forth in reasonable detail the computation of the number of the Tranche 2 Shares and the Hanlong Ownership Percentage as of the Tranche 2 Closing Date immediately after giving effect to the issuance of the Tranche 2 Shares;

(ii)                                  a receipt for the Tranche 2 Purchase Price;

(iii)                               if the Bank Loan Closing shall have occurred simultaneously with the Tranche 2 Closing, a fee equal to $15,000,000 (the “Arrangement Fee”) as sole compensation to Purchaser for fulfilling its obligations under Section 6.8 (which fee may be payable by the Company delivering irrevocable instructions to the Bank to pay the Arrangement Fee to the Purchaser from the proceeds of the Bank Loan);

(iv)                              the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.2(c).

(b)                                 Purchaser Deliveries.  At the Tranche 2 Closing, Purchaser shall deliver or cause to be delivered to the Company:

(i)                                     the Tranche 2 Purchase Price by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three Business Days prior to the Tranche 2 Closing;

(ii)                                  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.2(b).

1.5                               Subsequent Bank Loan Closing.  If the Bank Loan Closing occurs subsequent to the Tranche 2 Closing, at the Bank Loan Closing the Company shall deliver or cause to be delivered to Purchaser the Arrangement Fee as sole compensation to Purchaser for fulfilling its obligations under Section 6.8 (which fee may be payable by the Company delivering irrevocable instructions to the Bank to pay the Arrangement Fee to Purchaser from the proceeds of the Bank Loan).

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Purchaser as follows:

2.1                               Organization and Standing.  Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted (and, to the extent described therein, as described in the SEC Reports).  Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where any failure to so qualify or be in good standing, individually or in the aggregate, would not have a material adverse effect on the business, assets, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the Company’s ability to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”).

2.2                               Capitalization.  The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  As of March 1, 2010, (i) 72,547,538 shares of Common Stock were issued and outstanding, and (ii) no shares of Common Stock were held in the treasury of the Company or by any Subsidiary of the Company.  As of March 1, 2010, 3,044,989 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding stock options granted pursuant to the Company’s equity incentive plans (the “Plans”), restricted stock units covering 218,154 shares of Common Stock were issued under the Company’s Plans and 7,455,434 shares of Common Stock are issuable upon exercise of outstanding warrants to purchase

Common Stock (the “Warrants”).  As of the Signing Date, the Company had outstanding SARS with respect to not more than 525,939 shares of Common Stock as to which not more than 281,120 shares of Common Stock would be issuable based on a price of Common Stock of $2.50 per share.  Since September 30, 2009, the Company has not issued any shares of its capital stock, or securities convertible into or exchangeable or exercisable for such capital stock, other than those shares of capital stock reserved for issuance as set forth in this Section 2.2. As of the Signing Date, no shares of Preferred Stock are issued and outstanding.  The Company has no stock option, incentive or similar plan other than the Plans, and intends to seek stockholder approval of amendments to its existing 2006 Equity Incentive Plan, as amended in order to increase the number of available shares to 4,948,936.  All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable.  The Offered Shares have been duly and validly authorized and when issued, sold and delivered by the Company in accordance with this Agreement, will be validly issued, fully paid and nonassessable.  Except as set forth in this Section 2.2, there are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Common Stock or any other securities of the Company of any kind binding on the Company, except pursuant to rights issued under the Company’s Stockholder Rights Plan set forth in the Stockholder Rights Agreement, dated March 4, 2010 (the “Stockholder Rights Agreement”).  The issuance by the Company of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar limitation or any other claim, Lien, charge, encumbrance or security interest applicable to the assets of the Company, except those which have been waived.  There are no restrictions upon the voting or transfer of any shares of Common Stock pursuant to the Company’s certificate of incorporation or bylaws.  There are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of Common Stock.

2.3                               Authorization; Enforceability.  The Company has the corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of, and the consummation of the transactions contemplated by, this Agreement and such other Transaction Documents, except Stockholder Approval.  No other corporate proceeding on the part of the Company is necessary for the valid execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, and the performance and consummation by the Company of the transactions contemplated by this Agreement and such other Transaction Documents to be performed by the Company, except as has been obtained or waived.  The Company has duly executed and delivered this Agreement and, when executed and delivered by it, will have duly executed and delivered the other Transaction Documents to which it is a party.  Assuming the due execution and delivery of this Agreement by Purchaser, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at Law).  Assuming the due execution and delivery of the Transaction Documents to which the Company is a party (other than this Agreement) by Purchaser or an Affiliate of Purchaser, as applicable, each of such Transaction Documents, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

2.4                               No Violation; Consents.

(a)                                  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby to be performed by the Company do not and will not (i) assuming that all consents, approvals, authorizations and other actions described in Section 2.4(b) have been obtained and all filings and obligations described in Section 2.4(b) have been made, conflict with, violate or contravene the applicable provisions of any Law of any court or any federal or state government or political subdivision thereof and any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (a “Governmental Authority”) to or by which the Company or any of its Subsidiaries or any of its or their respective assets is bound, (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under, or give to others any right of termination, amendment, or cancellation of, or give to others a right to require any payment to be made under, any contract, lease, license, permit, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it or any of its Subsidiaries is bound or to which any of their respective assets is subject, nor result in the creation or imposition of any lien, security interest, charge or encumbrance of any kind upon any of the assets or capital stock of the Company or any of its Subsidiaries, or (iii) conflict with or violate any provision of the organizational and other governing documents of the Company or any of its Subsidiaries, except in the case of each of clauses (i), (ii) and (iii) above as would not have a Material Adverse Effect.

(b)                                 Subject to the accuracy of Purchaser’s representations and warranties herein, no consent, approval, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby, except for any filings required to be made under the rules and regulations of the NYSE Amex Equities market and the Toronto Stock Exchange and the Stockholder Approval.

2.5                               SEC Reports; Financial Condition; No Adverse Changes.

(a)                                  The audited and unaudited consolidated financial statements (as restated) of the Company and the related notes thereto contained in the SEC Reports (the “Company Financial Statements”) present fairly the financial position of the Company and its Subsidiaries at such date and the results of operations of the Company and its Subsidiaries for the periods set forth therein; provided, however, that the unaudited financial statements are subject to normal year-end adjustments.  The Company Financial Statements, including the related notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States as in effect for the periods covered thereby.  Except as disclosed in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “10-K”), and (ii) the other reports on Form 10-Q, as amended, and Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) since December 31, 2008 (collectively, the documents in clauses (i) and (ii) above are referred to as the “SEC Reports”), during the period from December 31, 2008, to and including the Signing Date, there has been no sale, transfer or other disposition by the Company of any material part of the business, property or securities of the Company (other than the grant of options and warrants and shares of Common Stock issued upon the exercise of outstanding options and warrants) and no purchase or other acquisition of any business, property or securities by the Company material in relation to the financial position of the Company.

(b)                                 Except and to the extent set forth on the consolidated balance sheet of the Company and its Subsidiaries as at September 30, 2009 included in the Company Form 10-Q for the quarterly period ended September 30, 2009, neither the Company nor any of its Subsidiaries has any liability or obligation of any nature, except for liabilities or obligations incurred in the ordinary course of business consistent with past practice since September 30, 2009, that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c)                                  Since September 30, 2009, there has not been any development or event, or any action of any Governmental Authority that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

2.6                               Securities Laws.  All notices, filings, registrations, or qualifications under state securities or “blue sky” laws, that are required in connection with the offer, issuance, sale and delivery of the Offered Shares pursuant to this Agreement, have been, or will be, completed by the Company.

2.7                               No Default.  The Company and its Subsidiaries are not, and, immediately after the consummation of the transactions contemplated hereby and by the other Transaction Documents to be performed by the Company, the Company will not be, in default of (whether upon the passage of time, the giving of notice or both), any term of its charter document or its bylaws or any provision of any equity security issued by the Company, or of any agreement, instrument or other undertaking to which the Company or its Subsidiaries is a party or by which it or any of its properties or assets is bound, or the applicable provisions of any Law of any Governmental Authority to or by which the Company or any of its Subsidiaries or any of its assets is bound, which default would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.8                               Intellectual Property.  The Company and its Subsidiaries have all material licenses, copyrights and trademarks that are needed to conduct the business of the Company and its Subsidiaries as it is now being conducted (the “Intellectual Property Rights”).  To the Company’s knowledge the Intellectual Property Rights that the Company (or any of its Subsidiaries) owns are valid and enforceable.  To the Company’s knowledge the use of such Intellectual Property Rights by the Company (or any of its Subsidiaries) does not infringe upon or conflict with any license, copyright or trademark of any third party, and neither the Company nor any of its Subsidiaries has received written notice of any such infringement or conflict other than with respect to alleged infringements or conflicts that, individually or in the aggregate, if determined adversely to the Company would not reasonably be expected to have a Material Adverse Effect.  The Company has no knowledge of any infringement of its Intellectual Property Rights by any third party.

2.9                               No Litigation.  Except as disclosed in the SEC Reports, no litigation, proceeding, other action or claim (including those for unpaid taxes), or environmental proceeding against the Company or any of its Subsidiaries is pending, or, to the Company’s knowledge, threatened or contemplated, that, if determined adversely, would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.10                        Permits.  Except as disclosed in the SEC Reports, each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own and lease its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and, except as disclosed in the SEC Reports, all such Company Permits are valid, and in full force and effect, and there is no action pending or, to the knowledge of the Company, threatened, regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure to possess which, the failure to be valid or in full force and effect which or the cancellation or suspension of which, would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Company, neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, which conflict or default or violation would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.11                        Subsidiaries.  As of the Signing Date, the Company has no subsidiaries other than those set forth in the SEC Reports.

2.12                        Related Party Transactions.  None of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or the advances of money or otherwise requiring payments to or from any such officer, director, employee or shareholder or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, employee or shareholder has a substantial interest or is an officer, director, trustee or partner.

2.13                        Securities Compliance.  The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on NYSE Amex Equities exchange and the Toronto Stock Exchange.  The Company is in material compliance with all NYSE Amex Equities exchange and Toronto Stock Exchange requirements, and the Company has not been contacted by NYSE Amex Equities exchange or the Toronto Stock Exchange, either orally or in writing, concerning any violations or any potential removal of the Common Stock from NYSE Amex Equities exchange or the Toronto Stock Exchange.

2.14                        Environmental Matters.  None of the Company nor any of its Subsidiaries is in violation, in any material respect, of any applicable state and federal environmental Law, and the Company has no knowledge of any event or condition that exists or has occurred that is reasonably likely to result in any material violation of any environmental Law that would individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.

2.15                        Taxes.

(a)                                  Each of the Company and its Subsidiaries has timely filed or caused to be filed all Federal Tax Returns and all material foreign, state and local Tax Returns required to have been filed by it, each such Tax Return is true, correct and complete in all material respects and all Taxes required to be paid by the Company and its Subsidiaries with respect to the periods covered by such returns or otherwise due have been paid, except any such Tax, the validity or amount of which is being contested in good faith by appropriate proceedings and as to which the Company has set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles in the United States.

(b)                                 Neither the Company nor any of its Subsidiaries has received any Tax assessment, notice of audit, notice of proposed adjustment or deficiency notice from any taxing authority, and to the knowledge of the Company, no basis exists for any such Tax assessment, adjustment or deficiency notice.

(c)                                  To the knowledge of the Company, the Company and its subsidiaries have withheld and paid (or have caused to be withheld and paid on their behalf) all Taxes required to have been withheld and paid in connection with amounts paid or owing to any third party.

(d)                                 Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

2.16                        Section 203 of the DGCL.  The Board has taken all actions necessary or advisable to ensure that Section 203 of the General Corporation Law of the State of Delaware does not apply to any of the transactions contemplated by this Agreement (including the purchase of the Offered Shares hereunder) or the Bridge Loan Agreement (including the issuance of the Bridge Loan Shares, if any, thereunder).

2.17                        Employees.  Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strike or material grievance, claim of unfair labor practices, or other collective bargaining dispute within the past three years.  Neither the Company nor any of its Subsidiaries has committed any material unfair labor practice and the Company has no knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company or any of its Subsidiaries.  The Company and its Subsidiaries have complied in all material respects with all applicable Laws governing employment or otherwise relating to the employees of the Company and its Subsidiaries including all applicable Laws relating to labor relations, equal employment opportunity and nondiscrimination, wages and hours, immigration and occupational safety and health.

2.18                        Employee Benefits.  Neither the Company nor any of its Subsidiaries, nor any ERISA Affiliate maintains, sponsors, contributes to, has any obligation to contribute to, or has any liability under or with respect to any:  (a) “multiemployer plan” within the meaning of Section 3(37) of ERISA; (b) Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code; or (c) Employee Benefit Plan providing health or life insurance or other welfare-type benefits for current or future retired or terminated employees (or any spouse or other dependent thereof) of the Company or any of its Subsidiaries, except as required by Section 601 of ERISA, Section 4980B of the Code or analogous state Law.

2.19                        Properties of the Company.

(a)                                  With respect to the “Contributed Assets” (as defined in the Contribution Agreement) owned by the Company or its Subsidiaries (other than the Leased Real Property, the Leased Mineral Properties, the Owned Mineral Properties and the Water Rights), the Company or a Subsidiary is in exclusive possession of and owns such assets free and clear of all encumbrances, liens or defects in title of any kind, except those permitted by the Contribution Agreement.  Except as would not have a Material Adverse Effect, the Company and each of its Subsidiaries are in compliance with all Laws to which the business of the Company, each of its Subsidiaries, and such assets, respectively, is subject.  Except as would not have a Material Adverse Effect, none of the Company or its Subsidiaries has during the three years preceding the Signing Date, received any written notice or other written communication from any Governmental Authority regarding an actual, possible or alleged violation or failure to comply with any Law to which the business of the Company, any of its Subsidiaries or such assets, respectively, is subject.

(b)                                 With respect to the “Leased Real Property” (as defined in the Contribution Agreement), the Company has a good and valid leasehold interest in such Leased Real Property, free and clear of any encumbrances or liens of any kind, except those described as “Permitted Encumbrances” in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement, and none of the Leased Real Property is subject to any sublease or grant to any Person (other than the Company or as provided in the Contribution Agreement or the Eureka Moly LLC Agreement) of any right to the use, occupancy or enjoyment thereof.

(c)                                  With respect to the mineral properties leased, held or controlled by the Company or any of its Subsidiaries (all such mineral properties, the “Leased Mineral Properties”) under that certain Lease Agreement, dated effective October 19, 2005, between Mount Hope Mines, Inc. and Idaho General Mines, Inc., as amended by the Company (as the successor by merger to Idaho General Mines, Inc.) and Mount Hope Mines, Inc. effective November 20, 2007, in connection with the Mount Hope Project (as amended, the “Project Lease”): (A) the Company, with all required consents from Mount Hope Mines, Inc., validly assigned its leasehold interest to Eureka Moly effective January 1, 2008; (B) Eureka Moly is in exclusive possession of such Leased Mineral Properties; (C) none of the Company or any of its Subsidiaries has received any notice of default of any of the terms or provisions of the Project Lease; (D) to the Company’s knowledge, the Project Lease is valid and in good standing; (E) all payments to Mount Hope Mines, Inc. required or due under the Project Lease as of the Signing Date have been timely and properly made; (F) neither the Company nor any Subsidiary has any knowledge of any act or omission or any condition on the Leased Mineral Properties that would constitute a default under the Project Lease; (G) to the Company’s knowledge, the Leased Mineral Properties are free and clear of all encumbrances, liens or defects in title of any kind, except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement; (H) the Leased Mineral Properties are free and clear of all Encumbrances (as defined in the Contribution Agreement), arising by, through or under the Company or its Subsidiaries, except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement; and (I) subject to the paramount title of the United States, (1) to the Company’s knowledge the unpatented mining claims included within the Leased Mineral Properties were properly laid out and monumented, (2) to the Company’s knowledge all required location and validation work for such claims was properly performed, (3) to the Company’s knowledge all location notices and certificates for such claims were properly recorded and filed with appropriate Governmental Authorities and prior to the date of the Project Lease all assessment work required to hold such claims was performed and all fees payable to any Governmental Authority in connection therewith were timely paid by the owner of such claims, (4) to the Company’s knowledge all affidavits of assessment work, evidence of payment of fees to any Governmental Authority, and other filings required to maintain those claims in good standing prior to the date of the Project Lease were properly and timely recorded or filed with appropriate Governmental Authorities, (5) from and after the date of the Project Lease, all fees payable to any Governmental Authority required to hold the unpatented mining claims included within the Leased Mineral Properties have been timely paid through the assessment year ending September 1, 2010, (6) from and after the date of the Project Lease, all evidence of payment of fees to any Governmental Authority and other filings required to maintain the unpatented mining claims included within the Leased Mineral Properties in good standing have been properly and timely recorded or filed with appropriate Governmental Authorities, (7) the unpatented mining claims included within the Leased Mineral Properties are free and clear of all encumbrances or liens of any kind arising by, through or under the Company or its Subsidiaries, except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement, and (8) the Company has no knowledge of conflicting mining claims or properties that are not owned or controlled by the Company or its Subsidiaries.

(d)                                 The Company has delivered to or made available for inspection by Purchaser all material information concerning title to the Leased Real Property, the Leased Mineral Properties, the Owned Mineral Properties and the Water Rights in which the Company or any of its Subsidiaries holds an interest.

(e)                                  With respect to water rights, (A) Eureka Moly has the exclusive rights to use the water rights which it leases, holds or otherwise controls in connection with the Project Lease (the “Project Lease Water Rights”), free and clear of all encumbrances or liens of any kind except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement, as and to the extent set forth in and pursuant to the terms of the Project Lease; (B) Eureka Moly is in exclusive possession of the Project Lease Water Rights; (C) Kobeh Valley Ranch LLC, a Nevada limited liability company and subsidiary of the Company (“Kobeh Valley”), owns all of the water rights (the “Kobeh Lease Water Rights”) covered by that certain Water Rights Lease Agreement dated as of January 1, 2008 between Kobeh Valley as lessor and Eureka Moly as lessee (the “Water Lease”), free and clear of all encumbrances or liens of any kind except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement (the Project Lease Water Rights and the Kobeh Lease Water Rights are collectively referred to as the “Water Rights”); (D) Eureka Moly has the exclusive rights to use the Kobeh Lease Water Rights, free and clear of all encumbrances or liens of any kind except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement, as and to the extent set forth in and pursuant to the terms of the Water Lease; (E) Eureka Moly is in exclusive possession of the Kobeh Lease Water Rights, except to the extent otherwise provided for in the Water Lease; (F) except as provided in the Water Lease, none of the Kobeh Lease Water Rights is subject to any sublease or grant by Kobeh Valley or the Company or its Subsidiaries to any Person (other than Eureka Moly) of any right to the use or enjoyment thereof; (G) the Kobeh Lease Water Rights will constitute sufficient water rights for the Mount Hope Project as contemplated by the Bankable Feasibility Study (as defined in the Contribution Agreement) and have been administratively approved for use at the Mount Hope Project as contemplated by said Bankable Feasibility Study (subject to the outcome of pending judicial challenges to such approval); (H) none of the Company or any of its Subsidiaries has received any notice of default of any of the terms or provisions of the Project Lease or the Water Lease; (I) the Water Lease is valid and in good standing; (J) neither the Company nor any of its Subsidiaries has knowledge of any act or omission or any condition that would constitute a default under the Water Lease; (K) Eureka Moly has timely met, or will timely meet, all applicable administrative and regulatory deadlines for drilling wells and putting water to beneficial use, or will timely seek and obtain extensions of such deadlines; and (L) Eureka Moly has beneficially used or will beneficially use the Project Lease Water Rights and the Kobeh Lease Water Rights in such a fashion as to prevent any forfeiture of such rights from nonuse, or will timely seek and obtain waivers or extensions of such usage obligations.

(f)                                    With respect to the unpatented mining claims owned, held or located by the Company or any of its Subsidiaries, excluding Leased Mineral Properties (all such mining claims, the “Owned Mineral Properties”), and subject to the paramount title of the United States:  (A) the mining claims were properly laid out and monumented, (B) all required location and validation work was properly performed, (C) location notices and certificates were properly recorded and filed with appropriate Governmental Authorities, (D) all assessment work, if any, required to hold the mining claims has been properly performed and all fees payable to any Governmental Authority in connection therewith have been timely paid through the assessment year ending September 1, 2010, (E) all affidavits of assessment work, if any, evidence of payment of fees to any Governmental Authority, and other filings required to maintain the mining claims in good standing have been properly and timely recorded or filed with appropriate Governmental Authorities, (F) the claims are free and clear of all encumbrances or liens of any kind except those described as Permitted Encumbrances in the Contribution Agreement or as permitted by the Eureka Moly LLC Agreement, and (G) neither the Company nor any of its Subsidiaries has any knowledge of conflicting mining claims or properties that are not owned or controlled by the Company or its Subsidiaries.

2.20                        Eureka Moly.

(a)                                  A true and correct copy of the Eureka Moly LLC Agreement has been delivered to Purchaser.  Nevada Moly owns, beneficially and of record, limited liability company ownership interests in Eureka Moly representing an 80% Percentage Interest (as defined in the Eureka Moly LLC Agreement).  The Company owns, beneficially and of record, all of the limited liability company ownership interests in Nevada Moly.  The Eureka Moly LLC Agreement is in full force and effect, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights generally and subject to general principles of equity.  The Eureka Moly LLC Agreement has not been terminated, suspended or rescinded by Nevada Moly or, to the knowledge of the Company, by POS-Minerals.  Other than the Contribution Agreement, the Eureka Moly LLC Agreement, and any agreement, document or instrument executed and delivered pursuant thereto, there are no material written agreements between Nevada Moly or the Company, on the one hand, and POS-Minerals or its Affiliates, on the other hand, concerning the matters set forth in the Eureka Moly LLC Agreement.  Nevada Moly and the Company are in full compliance with their representations, warranties and obligations to Eureka Moly and not in default in the performance of any covenant or obligation under the Eureka Moly LLC Agreement in circumstances that would permit POS-Minerals to terminate the Eureka Moly LLC Agreement, and, to the knowledge of the Company, POS-Minerals is not in default in the performance of any covenant or obligation under the Eureka Moly LLC Agreement in circumstances that would permit Nevada Moly to terminate the Eureka Moly LLC Agreement.  Except for this Agreement, any of the other Transaction Documents, the Eureka Moly LLC Agreement or the Nevada Moly LLC Agreement or any of the transactions contemplated hereby or thereby, none of the Company, Nevada Moly nor Eureka Moly has entered into any agreement to sell or transfer, or created a right in any Person to acquire, a limited liability company ownership interest in Nevada Moly or Eureka Moly.  Nevada Moly has made all contributions and/or advances it is obligated to make to Eureka Moly and has not taken any action or failed to take any action that could result in a reduction of its Percentage Interest in Eureka Moly.

(b)                                 Except for the Existing Obligations (as defined in the Molybdenum Supply Agreement), the Transaction Documents, the Eureka Moly LLC Agreement, the Nevada Moly LLC Agreement and as otherwise contemplated by any of the foregoing, neither the Company, Nevada Moly nor Eureka Moly has entered into any agreement to sell or deliver any Products (as defined in the Molybdenum Supply Agreement) that conflicts with its obligations to supply Products under the Molybdenum Supply Agreement.

(c)                                  Except as set forth in this Section 2.20(c), neither the Company, Nevada Moly nor Eureka Moly owes any amount to POS-Minerals, and, to the knowledge of Company, no fact or circumstance exists as of the Signing Date that would reasonably be expected to give rise to any amount being owed by Eureka Moly to POS-Minerals.  If Eureka Moly has not achieved Commercial Production at the Mount Hope Mine by December 31, 2011, Nevada Moly will owe to POS-Minerals $36 million.  Except for any required demand or notice or any demand or notice a true and correct copy of which has been or will be provided to Purchaser, POS-Minerals has not delivered any demand or notice to the Company, Nevada Moly or Eureka Moly under the provisions of the Eureka Moly LLC Agreement or the Contribution Agreement.

(d)                                 The Company has delivered to Purchaser the audited financial statements of Eureka Moly for the year ended December 31, 2008 and unaudited interim financial statements for each of the subsequent months since December 31, 2008.  Such audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States for the periods covered thereby and present fairly the financial position of Eureka Moly as of December 31, 2008 and the results of operations of Eureka Moly for the year then ended.

(e)                                  The Company has delivered to Purchaser the current approved Program and Budget (as those terms are defined in the Eureka Moly LLC Agreement) for Eureka Moly.  Except for the funding shortfall that is to be addressed by this Agreement, the other Transaction Documents, the Bank Loan, the capital calls under the Eureka Moly LLC Agreement, and the transactions contemplated hereby and thereby, there has not been any shortfall in funding such Program and Budget.  Except as has otherwise been approved by the Management Committee and disclosed to Purchaser, there have not been any cost overruns that would require the approval of the Management Committee under the Eureka Moly LLC Agreement.

(f)                                    The Company has delivered to Purchaser the most recent Plan of Operations for the Mount Hope Project.

(g)                                 The Company has delivered to Purchaser a true and correct copy of Volume I of the Bankable Feasibility Study (as that term is defined in the Contribution Agreement), including all updates or modifications thereto.

2.21        Material Contracts.  The Exhibit list to the 10-K lists all Material Contracts other than this Agreement and those entered into in connection with the transactions contemplated by this Agreement.  None of the Material Contracts has been amended, modified or supplemented in any material respect except as described in the SEC Reports.  Each of the Material Contracts is in full force and effect, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights generally and subject to general principles of equity.  None of the Material Contracts have been terminated, suspended or rescinded by any of the Company or its Subsidiaries, or to the knowledge of the Company, any other party thereto.  None of the Company or any of the Subsidiaries are, and to the knowledge of the Company, none of the other parties to the Material Contracts are, in default in the performance of any covenant or obligation set forth in, or otherwise in default under, any of the Material Contracts.

2.22        Brokers’ and Finders’ Fees.  There is no broker, finder, investment banker or similar intermediary that has been retained by, or is authorized to act on behalf of the Company any of its Subsidiaries or any of their respective officers or directors who will be entitled to any fee or commission in connection with this Agreement or upon consummation of the transactions contemplated hereby, except Cutfield Freeman & Co. Ltd., whose compensation shall be the sole responsibility of the Company, and except for the payment of the Arrangement Fee to Purchaser.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

Purchaser hereby acknowledges, represents, warrants and agrees as follows:

3.1          Authorization; Enforceability; No Violations.

(a)           Each of Purchaser and any of its Affiliates that is a party to any Transaction Document is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and such other Transaction Documents and to consummate the transactions contemplated hereby and thereby to be performed by it.

(b)           The execution, delivery and performance by each of Purchaser and any of its Affiliates of this Agreement and the other Transaction Documents to which it is a party and the consummation by each of Purchaser and any of its Affiliates of the transactions contemplated hereby or thereby to be performed by it do not and will not violate any provision of (i) its organizational documents, or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which it is subject.  Purchaser has duly executed and delivered this Agreement.  Purchaser or an Affiliate of Purchaser has duly executed the Bridge Loan Agreement.  Assuming the due execution and delivery hereof and thereof by the Company, each of this Agreement and the Bridge Loan Agreement constitutes the legal, valid and binding obligation of Purchaser or such Affiliate, as applicable, enforceable against Purchaser or such Affiliate, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).  Assuming the due execution and delivery of the Transaction Documents (other than this Agreement and the Bridge Loan Agreement) by the Company, each of such Transaction Documents, when executed and delivered by Purchaser or any of its Affiliates, will constitute a legal, valid and binding obligation of Purchaser or any such Affiliates, as applicable, enforceable against Purchaser or any such Affiliates, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.2          Securities Act Representations; Legends.

(a)           Purchaser understands and agrees that:  (i) the offering and sale of the Offered Shares to be issued and sold hereunder and the offering and sale of the Bridge Loan Shares, if any, are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”); (ii) the initial offer and sale of the Offered Shares issuable hereunder and the offering and sale of the Bridge Loan Shares, if any, have not been registered under the Securities Act or any other applicable securities laws and such securities only may be transferred or otherwise resold in accordance with the provisions of Regulation S under the Securities Act (as applicable), pursuant to an effective registration statement under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available; and (iii) the Company is required to register any resale of the Offered Shares and the Bridge Loan Shares, if any, under the Securities Act and any other applicable securities laws only to the extent provided in this Agreement.

(b)           Purchaser represents that (i) the Offered Shares to be acquired by Purchaser pursuant to this Agreement are being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or in violation of the Securities Act or any other securities laws that may be applicable, and (ii) the Bridge Loan Shares, if any, that may be acquired by Purchaser pursuant to the Bridge Loan Agreement will be acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or in violation of the Securities Act or any other securities laws that may be applicable.

(c)           Purchaser represents that, prior to the consummation of the transactions contemplated by this Agreement or the other Transaction Documents to which it or any of its Affiliates is a party, neither it nor any of its Affiliates is an Affiliate of the Company.

(d)           Purchaser acknowledges that no oral or written statements or representations have been made to Purchaser or any of its Affiliates by or on behalf of the Company in connection with the offering and sale of the Offered Shares hereunder or the offering and sale of the Bridge Loan Shares, if any, other than those set forth in the SEC Reports or as set forth herein or in the Bridge Loan Agreement, and Purchaser represents that neither it nor any of its Affiliates, as applicable, is subscribing for the Offered Shares or the Bridge Loan Shares, as applicable, as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

(e)           Purchaser has had the opportunity to read the SEC Reports and has been afforded the opportunity to ask questions of the Company and has received satisfactory answers to all questions asked.  Each of Purchaser and its Affiliates understands that its investment in the Offered Shares and the Bridge Loan Shares is speculative and involves a high degree of risk.  Purchaser acknowledges that it has carefully evaluated the merits and risks of such an investment, including the risk factors set forth in the SEC Reports.

(f)            Purchaser covenants with the Company not to make, and to cause each of its Affiliates, as applicable, not to make, any sale or other transfer of the Offered Shares or the Bridge Loan Shares, as applicable, without complying with the provisions of this Agreement and the Stockholder Agreement, as applicable, and Purchaser acknowledges for itself and its Affiliates that the certificates evidencing the Offered Shares and the Bridge Loan Shares, if any, will be imprinted with substantially the following legends that prohibits their transfer except in accordance therewith:  “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT”  and, if

applicable, “THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF [                            ,] 2010, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT”.  Purchaser agrees for itself and its Affiliates that the Offered Shares and the Bridge Loan Shares, if any, are only transferable on the books of the Company in accordance with, and that the Company will refuse to register any transfer of the Offered Shares or the Bridge Loan Shares not made in accordance with, the restrictions set forth in the legend and the Stockholder Agreement, if applicable.  Purchaser covenants to notify the Company promptly of the sale of all or any portion of the Offered Shares or the Bridge Loan Shares, if any.  The legend will be removed from the certificates representing any Offered Shares and any Bridge Loan Shares, at the request of the holder thereof, at such time as they become the subject of an effective resale registration statement, or are sold pursuant to an available exemption under the Securities Act that does not restrict the right of the purchaser in such transaction to sell the shares acquired, or can be freely sold by the holder without registration under the Securities Act; provided, that Purchaser consents for itself and its Affiliates to the entry by the Company of stop transfer instructions with the Company’s transfer agent during any period under which a Suspension Notice (as defined in Section 4.4) shall be in effect and provided that any sale is in compliance with the Stockholder Agreement, if applicable.

(g)           Purchaser is (i) an “accredited investor” within the meaning of Rule 501(a)(l), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

(h)           Each of Purchaser and its Affiliates, either alone or with the assistance of its professional advisors, is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Offered Shares and the Bridge Loan Shares and of making an informed investment decision and understands and has fully considered for purposes of this investment the risk of loss of all monies invested in the Company.

(i)            Purchaser (i) understands that an active and liquid trading market may not exist for the Offered Shares and the Bridge Loan Shares, if any, which may have a material adverse impact on the price of the Offered Shares and the Bridge Loan Shares, if any, and its ability to dispose of the Offered Shares and the Bridge Loan Shares, if any, in a timely manner or at all, and (ii) is able (A) to bear the economic risk of its investment, (B) to hold the Offered Shares and the Bridge Loan Shares, if any, for an indefinite period of time and (C) to afford a complete loss of this investment.

3.3          Investment Decision by Purchaser.  Purchaser understands that nothing in this Agreement or any other materials presented to it in connection with the purchase and sale of the Offered Shares and the Bridge Loan Shares, if any, constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Offered Shares and the Bridge Loan Shares, if any.

3.4          Compliance with Law.

(a)           Purchaser and its employees, representatives and agents are aware of, and agree to abide by, the obligations imposed by the laws of the United States. (including the U.S. Foreign Corrupt Practices Act), Australia and the People’s Republic of China dealing with payments to governments or related persons for the purpose of obtaining or retaining business for or with, or directing business to, any Person.  Accordingly, Purchaser warrants and represents that no portion of any monies paid or payable to Purchaser in connection with this Agreement or funds otherwise held by or at the direction of Purchaser or any of its affiliates shall, directly or indirectly, be paid, received, transferred, loaned, offered, promised or furnished (hereinafter collectively described as “paid”):  (i) to or for the use of any officer or employee of any department, agency, instrumentality or corporation thereof or controlled thereby, or any political party or official of a political party or any candidate for a political office, or any person acting for or on behalf of any of the foregoing, or any person who has paid or will pay any portion thereof to any of the foregoing, for the purpose of obtaining or retaining business for or with, or directing business to, any person, or (ii) in any other manner which will violate the tax, currency, exchange, commercial, bribery, or other laws of the United States, People’s Republic of China, Australia or any other applicable jurisdiction.

(b)           Purchaser shall keep complete and accurate records of all payments of any kind made by it from or with respect to the Arrangement Fee, commissions, service fees or other payments received from the Company and such records shall be subject to inspection and audit by the Company and its representatives at any time.

(c)           Purchaser understands that violation of any of the foregoing will be grounds for immediate termination of this Agreement by the Company without affecting any other remedy that the Company may have.

(d)           Purchaser covenants that all of its activities under or pursuant to this Agreement shall comply with all applicable laws, rules and regulations.  In particular, but without limitation, Purchaser shall be responsible for obtaining all licenses, permits and approvals in the United States, the People’s Republic of China and Australia that are necessary or advisable for the performance of its obligations hereunder.

3.5          Purchaser Financial Information.  As a material inducement to the Company to enter into this Agreement, Purchaser has delivered to the Company (a) audited financial statements of the Hanlong Group as of and for the period ended December 31, 2007 (the “Hanlong Group Financial Statements”), (b) a reference letter from each of Industrial and Commerce Bank of China and Dalian Bank with respect to the financial condition of the Hanlong Group.  The foregoing Hanlong Group Financial Statements are accurate and complete in all material respects, are consistent with the books and records of the Hanlong Group (which, in turn, are accurate and complete in all material respects) and have been prepared in accordance with Accounting Standards for Business Enterprises and the Accounting System for Business Enterprises in China.  The Hanlong Group Financial Statements fairly present the financial position, results of operations and cash flows of the Hanlong Group as of the dates, and for the periods, indicated therein.

3.6          Consents.  Subject to the accuracy of the Company’s representations and warranties herein, no consent, approval, authorization or order of, or filing or registration with, any court or other Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby except for the approval of the Governmental Authorities set forth on Schedule 3.

3.7          Brokers’ and Finders’ Fees  There is no broker, finder, investment banker or similar intermediary that has been retained by, or is authorized to act on behalf of Hanlong or any of its subsidiaries or any of their respective officers or directors who will be entitled to any fee or commission in connection with this Agreement or upon consummation of the transactions contemplated hereby, except Silk Road Capital Group Ltd. whose compensation shall be the sole responsibility of Hanlong.

ARTICLE IV
REGISTRATION RIGHTS

4.1          Demand Registration Rights.  If the Company receives from Purchaser on one or more occasions a written request that the Company file a registration statement with the SEC to effect the registration of the Registrable Securities under the Securities Act, (such registration statement and the prospectus included therein being referred to as the “Registration Statement”) for a public offering of Common Stock then beneficially owned by Purchaser or issuable to Purchaser or any of its Affiliates upon exercise of any option, warrant or other security convertible into or exercisable for Common Stock (the “Registrable Securities”) the aggregate price of which would exceed $10,000,000, the Company shall use commercially reasonable efforts to cause such Registrable Securities to be registered on a Registration Statement and to cause such Registrable Securities to be qualified in such jurisdictions as Purchaser may reasonably request, in each case within 30 days after receipt by the Company of any such written request.  Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 4.1:

(a)           During the period starting with the date 60 days prior to the Company’s estimated date of filing of, and ending on the date 180 days immediately following the first effective date of, any registration statement pertaining to an offering by the Company of securities for cash (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; and provided further that nothing in this Section 4.1(a) shall affect or hinder Purchaser’s right to cause the Company to include Registrable Securities as part of the registration of any such Company offering, as provided in Section 4.3(b);

(b)           For the first 12 months after the Tranche 2 Closing Date, provided that nothing in this Section 4.1(b) shall affect or hinder Purchaser’s right to cause the Company to include Registrable Securities as part of the registration of any Company offering, as provided in Section 4.3(b);

(c)           If, during the previous 12 months, the Company has effected two Registration Statements pursuant to this Section 4.1; provided that amendments or supplements to, and documents or reports incorporated by reference in, a Registration Statement are deemed to be part of the same Registration Statement; or

(d)           If the Company shall furnish to Purchaser a certificate signed by a duly authorized officer of the Company stating that, in the good faith judgment of the Board of the Company and after consultation with counsel, it would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or its Subsidiaries to engage in any acquisition of assets other than in the ordinary course or any merger, consolidation, tender offer, reorganization or similar transaction, any financing or offering of securities or would otherwise require disclosure that would be adverse to the Company, in which case the Company’s obligation to use its commercially reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by Purchaser, provided that the Company may not exercise this deferral right more than once per 12-month period.

If the Registration Statement relates to an underwritten public offering and the underwriter of such proposed offering advises the Company and Purchaser that, in its opinion, the number of securities requested to be included in the Registration Statement (including securities to be sold by the Company or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then the Company shall include in such Registration Statement first the registrable securities required to be registered pursuant to a request under the Securities Purchase Agreement dated November 19, 2007, between GMI and Arcelor (the “Arcelor Securities Agreement”), second the Registrable Securities Purchaser proposes to register, and third any securities the Company or any other security holder proposes to register.

4.2          Company Obligations.  In connection with the Registration Statement, the Company shall:

(a)           prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and such documents and reports to be incorporated by reference into the Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;

(b)           furnish to Purchaser such number of Registration Statements and prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Purchaser may from time to time reasonably request;

(c)           promptly furnish to Purchaser copies of any comments that the SEC provides in writing to the Company pertaining to a Registration Statement, and any responses thereto from the Company to the SEC;

(d)           promptly provide notice to Purchaser when a Registration Statement or any post-effective amendment thereto the same has become effective;

(e)           use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Purchaser reasonably requests;

(f)            use its commercially reasonable efforts to cause all such Registrable Securities to be listed on NYSE Amex Equities market or the Toronto Stock Exchange or any other applicable securities exchange or quoted on each inter-dealer quotation system on which the Common Stock is then listed or quoted;

(g)           pay all expenses incurred in connection with such registration, including registration and filing fees with the SEC, fees and expenses of compliance with securities or blue sky laws and fees and expenses incurred in connection with the listing or quotation of the Registrable Securities; and

(h)           enter into customary agreements (including underwriting agreements in customary form) if requested by Purchaser, including such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions, including customary lock up provisions, indemnification and contribution provisions in favor of the underwriters and customary agreements as to the provision of opinions of counsel and accountants’ letters.

4.3          Registration Statement Effectiveness.

(a)           The Company shall use commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after filing thereof with the SEC (the date the SEC declares the Registration Statement effective, the “Effective Date”).  The Company shall use commercially reasonable efforts to cause the Registration Statement to continue to be effective until the earlier to occur of (i) six months after the Effective Date and (ii) the date that Purchaser has either disposed of or has had the ability to dispose of all Registrable Securities within a single three-month period pursuant to Rule 144 of the Securities Act (“Effective Period”), and, during such period, to cause the Registration Statement and the prospectus contained therein to be updated as reasonably deemed necessary by the Company or required by the Securities Act or the Exchange Act to enable Purchaser to resell the Registrable Securities.

(b)           If at any time during the period commencing 12 months after the Tranche 2 Closing Date and ending on the termination of the Company’s obligations under this Article IV there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to Purchaser a written notice of such determination and, if within ten (10) Business Days after the date of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities Purchaser requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 4.3 that are then eligible for resale within a single month period pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective Registration Statement; provided further, that it shall be a condition to the inclusion of such Registrable Securities on such registration statement that Purchaser agrees to the same terms and conditions regarding method of sale applicable to the securities otherwise being sold through such registration.  If such Registration Statement relates to an underwritten public offering and the underwriter of such proposed offering advises the Company and Purchaser that, in its opinion, the number of securities requested to be included in the Registration Statement (including securities to be sold by Purchaser or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then the Company shall include in such Registration Statement first the registrable securities required to be registered pursuant to a request under the Arcelor Securities Agreement, second the Registrable Securities Purchaser proposes to register, and third any securities the Company or any other security holder proposes to register.

(c)           Promptly upon any registration statement filed pursuant to this Section 4.3 being declared effective by the SEC, the Company will file a related form of final prospectus pursuant to Rule 424(b) promulgated under the Securities Act.

(d)           Purchaser agrees to indemnify (to the fullest extent permitted by applicable law) the Company, its officers and directors, each underwriter and selling broker, if any, and each person, if any, who controls the Company (within the meaning of the Securities Act), against liability, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of any  statement contained in a registration statement (including any Registration Statement), or any amendment or supplement thereto, that Purchaser provided to the Company in writing explicitly for use in such registration statement, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in such registration statement, in the circumstances in which they are made, not be misleading; provided that in no event will the aggregate amount Purchaser is required to pay pursuant to such indemnification obligations exceed the greater of the aggregate purchase price paid by Purchaser hereunder and the amount of the net proceeds received by Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.  The Company hereby agrees to indemnify (to the fullest extent permitted by applicable law) Purchaser, its officers and directors, each underwriter and selling broker, if any, and each person, if any, who controls Purchaser (within the meaning of Securities Act) against liability, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of (i) any statement (other than a statement provided by Purchaser as described above) in or incorporated by reference in a registration statement (including any Registration Statement), or any amendment or supplement thereto, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in or incorporated by reference in such registration statement, in the circumstances in which they are made, not be misleading, or (ii) any actual or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with a registration statement.

(e)           To the extent a claim for indemnification under this Section 4.3 is unavailable (by reason of public policy or otherwise) or insufficient to hold harmless an indemnified party in respect of any losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, was taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for herein was available to such party in accordance with its terms.

(f)                                   The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including the provisions of this Section 4.3, and are fully informed regarding such provisions.

4.4                               Suspension.  Upon receipt of a notice (a “Suspension Notice”) from the Company, after consultation with counsel, of the happening of any event that makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, Purchaser  shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until Purchaser’s receipt of the copies of the supplemented or amended prospectus (which the Company shall use commercially reasonable efforts to prepare and distribute promptly) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.  Notwithstanding anything to the contrary in this Agreement, upon the delivery of a Suspension Notice the Company may delay the filing of any required amendment or supplement to the Registration Statement if:  (a) in the good faith and reasonable judgment of the Board of the Company, after consultation with counsel, disclosure of such amended information could be seriously detrimental to the Company, and the Board of the Company concludes, as a result, that it is in the best interest of the Company to defer the filing of such amendment or supplement at such time, and (b) the Company furnishes to Purchaser a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of the Company, it could be seriously detrimental to the Company for such amendment or supplement to be filed at such time and that it is, therefore, in the best interest of the Company to defer the filing of such amendment or supplement to the Registration Statement; provided, however, that (i) the Company shall have the right to defer such filing for a period of not more than 60 days, (ii) the Company shall not defer its obligation in this manner more than two times during any 12-month period and (iii) the Effective Period shall be extended for the amount of time that the Registration Statement is unavailable due to such a deferral.  The Company shall be permitted to enter stop transfer instructions with the Company’s transfer agent with respect to the Registrable Securities during any period under which a Suspension Notice shall be in effect.

4.5                               Termination of Obligations.  The obligations of the Company under this Article IV shall terminate on the last to occur of (i) a Purchaser Nominee is no longer a director of the Company; (ii) Purchaser and any of its Affiliates collectively hold less than 10% of the issued and outstanding Common Stock of the Company; or (iii) when Purchaser is no longer an “affiliate” of the Company within the meaning of Rule 144 of the Securities Act.

4.6                               Current Public Information.  As long as Purchaser owns any Registrable Securities that are not otherwise eligible for sale as contemplated by Rule 144(k) under the Securities Act, the Company shall use commercially reasonable efforts to file all required reports with the SEC, or otherwise make available “adequate current public information” about itself, within the meaning of Rule 144(c) under the Securities Act, to potentially make available to Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities without registration.  Notwithstanding the foregoing, to the extent that a holder of Registrable Securities may dispose of such Registrable Securities pursuant to a Registration Statement, the Company shall not be liable to any such holder for any breach of the provisions of this Section 4.6.

ARTICLE V
CONDUCT OF BUSINESS PENDING THE CLOSINGS

The Company agrees that, between the Signing Date and each of the Tranche 1 Closing and the earlier of the Tranche 2 Closing and the expiration or termination of this Agreement, except as contemplated by any other provision of this Agreement, the business of the Company and its Subsidiaries shall be conducted in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice, and as the Company considers appropriate to develop the Mount Hope Project.

ARTICLE VI
ADDITIONAL AGREEMENTS

6.1                               Agreement to Call Stockholder Meeting.  The Company shall call a meeting of its stockholders (the “Stockholders Meeting”) to be held as promptly as practicable for the purpose of considering and voting upon the issuance of the Offered Shares and each other matter required to be approved by such stockholders in connection with the transactions contemplated hereby.  The Company will, through its Board, subject to its fiduciary obligations, recommend to its stockholders the approval of the issuance of the Offered Shares and each such other matter and the Company shall use commercially reasonable efforts to solicit proxies in favor of the issuance of the Offered Shares and each such other matter and otherwise to secure the required vote of its stockholders; provided, however, the Company may, through its Board, withhold or terminate its recommendation that its stockholders approve the issuance of the Offered Shares and each such other matter, terminate solicitation of proxies and withdraw such proposal at the meeting of stockholders if the Board reasonably believes such actions are required or are consistent with its fiduciary obligations and if the Company has complied with the provisions of Section 6.11(c) and the applicable provisions of Section 8.4(a).

6.2                               Proxy Statement; Other Commission Filings.

(a)                                 As soon as reasonably practicable after the execution of this Agreement, the Company shall file with the SEC a preliminary proxy statement (the “Proxy Statement”) for the Stockholders meeting which may be combined with the Company’s annual meeting of Stockholders in which case the Company shall file the Proxy Statement after the information required for the annual meeting has been completed.  The Proxy Statement shall be in form and substance reasonably satisfactory to the parties.  The Company shall respond promptly to any comments of the SEC and shall use commercially reasonable efforts to cause the Proxy Statement to be cleared by the SEC as promptly as practicable after such filing after which the Company shall promptly mail the definitive Proxy Statement to its stockholders.  The Company will notify Purchaser promptly of the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or such other government officials for amendments or supplements to the Proxy Statement or any filing incorporated therein or for additional information, and will supply Purchaser with copies of all correspondence between it and any of its representatives, on the one hand, and the SEC or its staff or any other government officials on the other hand, with respect to the Proxy Statement and the transactions contemplated by this Agreement.  Whenever any party hereto becomes aware of any event that is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing with the SEC in connection with this Agreement, or the transactions contemplated hereby or thereby, such party shall promptly inform the other parties of such occurrence.  The Company shall promptly prepare and file with the SEC any such amendment or supplement and, following clearance thereof, if applicable, mail such amendment or supplement to its stockholders.  To the extent information regarding Purchaser or its affiliates is required for the preparation of the Proxy Statement, Purchaser shall promptly provide such information to the Company upon request.

(b)                                 Until consummation of the transactions contemplated by this Agreement or earlier termination of this Agreement, the Company shall timely file all reports, registration statements, proxy or information statements and other documents required to be filed by it with the SEC, each of which filings shall comply with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC under each such act.  The Company shall each promptly notify Purchaser and its counsel of all filings with the SEC made by such party prior to the consummation of the transactions contemplated by this Agreement or earlier termination of this Agreement.

(c)                                  The information supplied by Purchaser in writing expressly for the purpose of inclusion in the Company’s Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company’s stockholders, and at the time of the Company’s stockholders meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

6.3                               Listing Applications.  The Company shall apply to list the Offered Shares for trading on the NYSE Amex Equities market and will use all commercially reasonable efforts to cause such listing to be effective as of the Tranche 1 Closing, subject to issuance.

6.4                               Rights to Maintain Percentage Interest.  From the Effective Date (as defined in the Molybdenum Supply Agreement), until the date on which the Hanlong Ownership Percentage first falls below 5%:

(a)                                 If the Company issues any shares of Common Stock of the Company, whether now authorized or not (“New Securities”), Purchaser shall have the right to purchase, in accordance with Section 6.4(c), such number of additional New Securities as necessary to ensure that Purchaser maintains the Hanlong Ownership Percentage in effect on the date of the Notice of Issuance.  In no event shall Purchaser be entitled to purchase pursuant to this Section 6.4(a) additional New Securities that would result in the Hanlong Ownership Percentage exceeding 25% immediately after the completion of the issuance of New Securities unless the Hanlong Ownership Percentage exceeds 25% due to the issuance of shares of Common Stock by the Company to Purchaser pursuant to this Agreement or the Bridge Loan Agreement in which event Purchaser shall be entitled to purchase additional New Securities to maintain such Hanlong Ownership Percentage.

(b)                                 The term “New Securities” shall not include:  (i) Common Stock of the Company issued after the Signing Date to its employees, consultants, officers or directors of the Company or any of its Subsidiaries, or that have been reserved for issuance, pursuant to any employee stock option, employee stock purchase, employee stock bonus plan, or other similar employee stock arrangement approved by the Board, (ii) Common Stocks of the Company issued in connection with any pro rata stock split, stock dividend or recapitalization of the Company, (iii) Common Stock of the Company issued upon the exercise of Rights that are outstanding as of the Signing Date, (iv) the Bridge Loan Shares and (v) Common Stock issued as the Company Break Fee.

(c)                                  If the Company issues or proposes to issue New Securities, including the issuance of New Securities pursuant to the Rights but excluding New Securities issued as described under Section 6.4(b)(iii), it shall give written notice (a “Notice of Issuance”) to Purchaser at least 20 days prior to such issuance, describing all material terms of the New Securities, the price or range of prices and all material terms upon which the Company has issued or proposes to issue such New Securities.  Purchaser shall have 20 days from the date of receipt of the Notice of Issuance to agree to purchase all of its pro rata share of New Securities (as determined pursuant to Section 6.4(a)) for the same consideration, if such consideration shall consist solely of cash, or, if the consideration is in whole or in part for consideration other than cash, for consideration having an equivalent value to the consideration payable by the person to whom the Company proposes to issue such New Securities at the time of payment (which may be paid in cash or marketable securities), and otherwise upon the terms specified in the Notice of Issuance, by giving written notice to the Company, and stating therein the quantity of New Securities that Purchaser is electing to purchase.  If the issuance of New Securities is for other than cash, the cash equivalent for purposes of this Section 6.4, shall be determined in good faith by the Board.

(d)                                 If the Company disposes of any of its interest in its indirect Subsidiary, Eureka Moly, or disposes of any of its interest in its Subsidiary, Nevada

Moly, such that its indirect interest in Eureka Moly falls below 80%, the Company will offer to Purchaser the right to acquire additional shares of Common Stock so that Purchaser’s indirect interests in Eureka Moly remains at 20%; provided, however, that (i) this Section 6.4(d) shall not apply in the case of any disposal pursuant to the Pledge Agreement or the security arrangements with respect to the Bank Loan or any disposal to Purchaser or any of its Affiliates, and (ii) the percentages set forth in this Section 6.4(d) shall be deemed adjusted to reflect the percentage interest resulting from any such disposal.  The price per share for the shares of Common Stock issuable under this Section 6.4(d) shall be 5-Day VWAP ending the Business Day before the Company offer.  For the avoidance of doubt, purchases of additional shares of Common Stock under this Section 6.4(d) are not subject to any limitation set forth in the last sentence of Section 6.4(a) above.

(e)                                  The closing of the purchase and sale of New Securities by Purchaser shall occur simultaneously with the closing of the purchase and sale of the other New Securities subject of the Notice of Issuance.

(f)                                   If, on or before the date of Commercial Production, the Company issues New Securities and Purchaser exercises its right to acquire its pro rata share of New Securities, the Company shall issue to Purchaser a Make Whole Promissory Note in the original principal amount equal (i) to the Hanlong Ownership Percentage on the date of the Notice of Issuance multiplied by (ii) the net proceeds received by the Company from the issuance of the New Securities.  The obligation of the Company to issue Make Whole Promissory Notes shall terminate upon the Company’s receipt of $36,000,000 in net proceeds from the issuance of New Securities.  Notwithstanding the foregoing, this Section 6.4(f) shall not apply to issuances of New Securities the use of proceeds from which primarily are to be used by the Company to fund development of projects other than the Mount Hope Project.

6.5                               Termination of Rights and Obligations.  The rights of Purchaser, and the obligations of the Company under Section 6.4, shall terminate on the date on which the Hanlong Ownership Percentage first falls below 5%.

6.6                               Affirmative and Negative Covenants Concerning the Company.  From and after the Signing Date, and until the earlier of (i) the date on which the Agreement shall have been terminated and, (ii) after the date of the Bank Loan Closing, the date that Hanlong Group is no longer liable under the Guarantee:

(a)                                 The Company shall furnish prompt written notice of each the following to Purchaser:  (i) the occurrence of any  Event of Default under the Bridge Loan Agreement or material breach or default by the Company of any of its obligations under this Agreement, (ii) the filing or commencement of any action, suit or proceeding by or before any Governmental Authority against or affecting the Company  or any Subsidiary that, if adversely determined, would reasonably be expected to result in a Material Adverse Effect (which, for purposes of this Agreement, shall mean, for periods prior to the Tranche 1 Closing, a negative financial impact to the Company of greater than $10,000,000), (iii) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect (which, for purposes of this Agreement, shall mean, for periods prior to the Tranche 1 Closing, a negative financial impact to the Company of greater than $10,000,000), (iv) any development, review, request, requirement or proceeding that would  reasonably be expected to result in (A) the delay of the issuance of the ROD 2 months beyond September 30, 2011, (B) the material delay in the satisfaction of the conditions to Tranche 1 Closing, and (v) the Company determining to seek investment by a third party in the Mount Hope Project or the Company receiving any credible and significant proposal that the Company intends to pursue relating to the investment by a third party in the mining assets of the Company (such notice in each case to specify the material terms and conditions of such proposed investment and the identity of such third party).  Each notice delivered under this Section 6.6(a) shall be accompanied by a statement of an officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

(b)                                 The Company shall, and shall cause each of its Subsidiaries to, consistent with past practice of the Company and its Subsidiaries (i) keep and maintain all property material to the conduct of their respective businesses in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as the Company determines to be prudent; provided, however, that the Company’s obligations under this Section 6.6(b) with respect to Eureka Moly shall at all times be qualified and subject to any and all obligations Nevada Moly has under the Eureka Moly LLC Agreement.

(c)                                  The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in accordance with the rules and regulations promulgated by the SEC.

(d)                                 After the Signing Date and until an individual nominated by Purchaser pursuant to Article IV of the Stockholder Agreement has been elected to the Board, the Company will promptly after each meeting of the Board or committee of the Board brief a representative of Purchaser as to the action taken at such meeting that relates to the Mount Hope Project or the transactions contemplated by this Agreement, including making available to representatives of Purchaser presentations and related background information provided to the Board or the committee.  Similar briefings shall be given to Purchaser promptly regarding meetings of the management committee of Eureka Moly (the “Management Committee”) until a representative of Purchaser begins to serve on the Management Committee.  The Company need not disclose to Purchaser any information that could result in the loss of the attorney-client or other legal privilege, matters that are related to the Company’s exercise of its rights or remedies under any of the Transaction Documents or that the Company reasonably believes should not be disclosed under applicable agreements or Law.  Purchaser acknowledges that all or some of the information disclosed under this Section 6.6 will be confidential information or material non-public information and that disclosure of such information could result in illegal trading in the Company’s securities and shall treat such information as Confidential Information under the NDA Agreement.  Purchaser shall assure that each Person who receives information pursuant to this Section 6.6 is aware of its confidential nature of such information and that acting on that information or further disclosure of the information may be illegal and violate the NDA Agreement.  Notwithstanding the foregoing, the Company shall not be obligated to make any disclosure under this Section 6.6(d) with respect to any confidential information covered by Section 16.4 of the Eureka Moly LLC Agreement without each Person receiving such confidential information agreeing, in writing, to be bound by the provisions of such section.

(e)                                  The Company shall, and shall cause each of its Subsidiaries to, comply with all Laws and all orders, investigations, audits, requests and inquiries of any Governmental Authority applicable except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(f)                                   Except for foreclosures under the Pledge Agreement or the security arrangements with respect to the Bank Loan, the Company shall directly or indirectly own at least a 75% limited liability company interest in Eureka Moly.

(g)                                  The Company shall, and shall cause each of its Subsidiaries to, pursue the development of the Mount Hope Project with diligence and in good faith with the objective of having the Mount Hope Project reaching Commercial Production by June 30, 2014 and shall provide the Purchaser with an updated project development plan from time to time and keep the Purchaser appraised of the progress of the Mount Hope Project development.  Notwithstanding the foregoing, the Company shall not be obligated to make any disclosure under this Section 6.6(g) with respect to any confidential information covered by Section 16.4 of the Eureka Moly LLC Agreement without each Person receiving such confidential information agreeing, in writing, to be bound by the provisions of such section.

(h)                                 The Company shall use all proceeds from the Bridge Loans and the sale of the Tranche 1 and Tranche 2 Shares  (“Proceeds”) to finance the development of the Mount Hope Project and general corporate purposes; provided, however, the Company shall not use any of the Proceeds with respect to the development of projects other than the Mount Hope Project.

(i)                                     The Company shall, and shall cause each of its Subsidiaries to, act in good faith and use commercially reasonable efforts to facilitate the completion of the transactions contemplated under this Agreement on the terms and conditions set forth in this Agreement, including  working with the Purchaser or its Affiliates to procure the Bank Loan as reasonably requested by Purchaser.

(j)                                    The Company shall use commercially reasonable efforts to obtain the Arcelor Consent and Waiver.

(k)                                 Without the prior written consent of Purchaser (which consent shall not be unreasonably withheld and which consent shall not be required with respect to any transaction contemplated by this Agreement, or any other Transaction Document (except for the matters set forth in Section 6.6(k)(xiii)),or agreement relating to the Bank Loan):

(i)                                     The Company shall not, and shall cause each of its Subsidiaries not to, create, incur, or assume any indebtedness for borrowed money, except for:  (A) the Bridge Loans, (B) the Bank Loan, (C) such indebtedness that is subordinated to or permitted under the Bridge Loan and the Bank Loan, (D) such indebtedness that is available to be drawn under commitments existing on the Signing Date, (E) such indebtedness between or among any of the Company and its Subsidiaries and any other subsidiaries of the Company, (F) such indebtedness to the holders (or any of their Affiliates) of the common equity or limited liability company interests on a basis that is substantially proportionate to their common equity or limited liability interests, (G) such indebtedness incurred to finance the acquisition, construction or improvement of assets (including purchase money financing and, to the extent considered indebtedness for borrowed money, capital lease obligations) and any such indebtedness assumed in connection with the acquisition of any such assets or secured by a lien on any such assets, (H) indebtedness incurred to fund the Company’s or Nevada Moly’s obligations to Eureka Moly, (I) unsecured indebtedness in an aggregate amount not in excess of $10,000,000 outstanding at any time, and (J) any extension, renewal, refinancing or replacement of the foregoing.

(ii)                                  The Company shall not, and shall cause each of its Subsidiaries not to, create, incur, assume or permit to exist any lien, encumbrance, security interest, mortgage or charge securing indebtedness for borrowed money (a “Lien”) on any asset now owned or hereafter acquired by any of them, or assign or sell any income or revenues or rights in respect thereof to the extent constituting a security interest in assets serving as collateral for any such indebtedness (a “Collateral Assignment”), except, in each case, for any Lien or Collateral Assignment:  (A) existing on the Signing Date, (B) permitted under the Bridge Loan or the Bank Loan, (C) securing indebtedness permitted pursuant to Section 6.6(k)(i) other than indebtedness permitted pursuant to Section 6.6(k)(i)(I), (D) arising from time to time under Section 5.7 of the Eureka Moly LLC Agreement and (E) not otherwise permitted by the forgoing in an amount not to exceed 5% of the consolidated assets of the Company and its Subsidiaries.

(iii)                               The Company shall not permit any Subsidiary to consolidate with or merge with or into any Person (other than the Company) if the result of such consolidation or merger would cause the Company to breach the provisions of Section 6.6(f).

(iv)                              Prior to the Board withdrawing or terminating its recommendation to the Company’s stockholders the approval of the issuance of the Offered Shares (in compliance with the terms of this Agreement), the Company shall not, and shall cause each of its Subsidiaries not to, sell, lease or otherwise dispose of (in one transaction or a series of related transactions) any significant portion of its assets; provided, however, that each of the Company and its Subsidiaries may sell, lease or other dispose of (A) molybdenum and other inventories and other assets acquired and held for resale (consistent with the Company’s obligations under the Moly Supply Agreement), (B) cash equivalents, (C) surplus on non-core assets or damaged, worn out or other obsolete assets, (D) assets to any of the Company and its Subsidiaries or other subsidiaries of the Company, (E) assets as a result of any surrender or waiver of contract rights, settlement, release or surrender of contract, tort or other claims of any kind, (F) assets as a result of the grant of Liens or Collateral Assignments not otherwise prohibited by this Agreement, and (G) assets pursuant to or in accordance with the Eureka Moly LLC Agreement, the Existing Obligations, this Agreement (without regard to the application of this Section 6.6(k)(iv)) or the other Transaction Documents.

(v)                                 The Company shall not, and shall cause each of its Subsidiaries not to, engage, in any substantial extent, in any line or lines of business activity other than that which, in the reasonable good faith judgment of the Board, is business of the types engaged in at the Signing Date or any business reasonably related thereto; provided, however, that the Company’s obligations under this Section 6.6(k)(v) with respect to Eureka Moly shall at all times be qualified and subject to any and all obligations Nevada Moly has under the Eureka Moly LLC Agreement.

(vi)                              Before commencement of Commercial Production, the Company shall not, and shall cause each of its Subsidiaries not to, purchase or make any acquisition of assets from any Person where the consideration exceeds 5% of the consolidated assets of the Company and its Subsidiaries; provided, however, that each of the Company and its Subsidiaries may purchase or acquire assets (A) from any of the Company, its Subsidiaries or any other subsidiaries of the Company and (B) with respect to the development of the Mount Hope Project.

(vii)                           The Company shall not allow any Subsidiary to issue new equity securities to any Person that would cause the Company to breach the provisions of Section 6.6(f).

(viii)                        The Company shall not, and shall cause each of its Subsidiaries not to, purchase or acquire any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make any loan or advance to, guarantee any indebtedness for borrowed money of, any other Person (in each case, an “Investment”); provided, however, the each of the Company and its Subsidiaries may make any Investment (A) in cash equivalents, (B) in the Company, its Subsidiaries or any other subsidiaries of the Company, (C) in any Person or Persons engaged in a business that would not cause a breach of Section 6.6(k)(v), (D) in any Person as partial or full payment for constructing or otherwise developing the Mount Hope Project or other business permitted under Section 6.6(k)(v), (E) acquired in exchange for any other Investment or accounts receivable in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment or accounts receivable or as a result of a foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment in default, (F) in prepaid expenses and lease, utility and workers’ compensation, performance and other similar deposits, (G) in the form of loans or advances to, or guarantees of indebtedness of, employees, officers, managers, and directors, (H) constituting the net obligations of any counterparty under any swap or hedging arrangement, and (I) not otherwise permitted by the forgoing in an amount not to exceed 5% of the consolidated assets of the Company and its subsidiaries.

(ix)                                Neither the Company nor any Subsidiary will sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, any of its Affiliates, employees, directors or agents, except (A) in the ordinary course of business at prices and on terms and conditions not less favorable than could be obtained on an arm’s-length basis from unrelated third parties or otherwise fair to the Company, or (B) transactions between or among the Company and/or its Subsidiaries and one or more Subsidiary, and not involving any other Affiliate.

(x)                                   Neither the Company nor any Subsidiary will enter into any contract, agreement, loan or advance with any shareholder, director, officer, partner, member, principal or Affiliate of the Company or any Subsidiary, or any shareholder, director, officer, partner, member, principal or Affiliate thereof, except (A) upon terms and conditions not less favorable than could be obtained on an arm’s-length basis from unrelated third parties or otherwise fair to the Company or such Subsidiary or substantially similar to those that would be available on an arm’s-length basis with third parties, or (B) between or among the Company and/or its Subsidiaries and one or more Subsidiary, and not involving any other Affiliate.

(xi)                                Neither the Company nor any Subsidiary will (A) seek or make any filings relating to any dissolution, liquidation or winding up of any of their entities, assets or businesses; (B) file a voluntary petition or otherwise initiate proceedings to have the Company or any Subsidiary adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against any of the foregoing or file a petition seeking or consenting to reorganization or relief of any of the foregoing as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors; (C) seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequester, custodian, liquidator (or other similar official) of the Company or any Subsidiary or of all or any substantial part of the properties or assets of the Borrower or any Subsidiary, or make any general assignment for the benefit of creditors of the Borrower or any Subsidiary, or admit in writing the inability of the Company or any Subsidiary to pay its debts generally as they become due or declare or effect a moratorium on the Company or any Subsidiary debt or take any action in furtherance of any such action.

(xii)                             Neither the Company nor any Subsidiary will do any act that make it substantially impossible to carry on its respective business.

(xiii)                          Neither the Company nor any Subsidiary will amend, modify or otherwise adjust any of the agreements relating to the Bank Loan in any manner which would reasonably be expected to adversely affect the Purchaser, Purchaser’s Affiliates who are parties to the Transaction Documents, or Purchaser’s or any Purchaser’s Affiliates’ obligations under the Guarantee.

(xiv)                         Neither the Company nor any Subsidiary will enter into any Molybdenum off-take or supply agreement or contract, nor amend or modify any existing Molybdenum off-take or supply agreement or contract in any manner which would reasonably be expected to adversely affect Purchaser’s Affiliate’s rights under the Molybdenum Supply Agreement.

(xv)                            The Company shall not, and shall cause each of its Subsidiaries not to, amend, modify or alter the Eureka Moly LLC Agreement or the Project Lease in any manner, except for such amendments, modifications or alterations that (A) would not result in a Material Adverse Effect or that would result in a breach of Section 6.6(f) or (B) that the Company determines are necessary, desirable or appropriate in order to effect the Bank Loan and the other transactions contemplated hereby or the other Transaction Documents.

(xvi)                         The Company shall not, and shall cause each of its Subsidiaries not to, issue (through conversion or otherwise) any class of capital stock or other equity interests (including securities convertible into any such stock or equity interests) which is preferred as to payments of dividends, or as to distributions upon any liquidation or dissolution, over, in the case of the Company, the Common Stock or, in the case of such Subsidiary, the limited liability company interests in such Subsidiary (“Preference Securities”); provided, however, that (A) the Company may issue Preference Securities either (1) on a substantially pro rata basis to all holders (or their Affiliates) of Common Stock or (2) which the Company offers to Purchaser pursuant to the procedures set forth in Section 6.4(a), or (B) any Subsidiary may issue Preference Securities either (1) to the Company or any other Subsidiary or other subsidiary of the Company, (2) on a substantially pro rata basis to all holders (or their Affiliates) of the limited liability company interests in such Subsidiary (with any disproportionately large interest received by the Company, any other Subsidiary or other subsidiary of the Company, or any disproportionately small interest received by any Person other than the Company, any other Subsidiary or other subsidiary of the Company, being ignored for this purpose) or (3) in the case of Nevada Moly, pursuant to the Nevada Moly LLC Agreement, or, in the case of Eureka Moly, pursuant to the Eureka Moly LLC Agreement.

Notwithstanding the foregoing to the contrary, (a) the provisions of this Section 6.6(k) shall not be interpreted to prohibit any action by the Company or the Subsidiaries required, necessary or permitted under this Agreement, and (b) Sections 6.6(a), (d), (i) and (k) shall terminate and be of no further force or effect upon the earlier of (i) the date on which the Agreement shall have been terminated, and (ii) the Bank Loan Closing.

6.7                               Purchaser to Procure Bank Loan.  Purchaser shall use its commercially reasonable efforts to procure from one of the Prime Chinese Banks the Bank Loan for the Company in accordance with the terms and conditions set forth on Schedule 2.  Purchaser will promptly begin such efforts and diligently pursue them.

6.8                               Purchaser Payment of Bank Loan Fees; Hanlong Group Guarantee.  In consideration of the payment by the Company of the Arrangement Fee at the Tranche 2 Closing, if the Bank Loan Closing shall have occurred, Purchaser shall (a) pay all up front fees and expenses charged by the Bank related to the Bank Loan including any arrangement or establishment fee, fees and expenses associated with due diligence, documentation, legal counsel, and the approval process of the Bank, and such other fees and expenses customarily charged by financial institutions on or before the execution of the final loan documents in relationship to obtaining a bank loan, and indemnify and hold the Company harmless from all such fees and expenses and (b) cause Hanlong Group to execute the Guarantee.  The Company shall pay all ongoing fees and expenses charged by the Bank related to the Bank Loan (including commitment fees on unborrowed amounts), including any fees charged on unborrowed amounts or fees for maintaining the Bank Loan, and costs and expenses incurred for reporting, monitoring or complying with the Bank Loan such as maintaining project insurance, and such other fees and expenses customarily charged by financial institutions after the execution of the final loan documents.

6.9                               Consents.  Purchaser shall use all commercially reasonably efforts to take or cause to be taken all actions, and to do, or cause to be done, all things necessary, proper or advisable in connection with obtaining receipt of all required consents, approvals, waivers, including, without limitation, the consents and approvals from the Governmental Authorities identified in Schedule 3, including giving all required notices and making all required filings with respect thereto.

6.10                        Covenants Concerning Purchaser.

(a)                                  Purchaser shall furnish prompt written notice of each of the following to the Company:  (i) the occurrence of any material breach or default by Purchaser under this Agreement; (ii) the filing or commencement of any action, suit or proceeding by or before and Governmental Authority against or affecting the Purchaser that, if adversely determined, would reasonably be expected to result in the material delay in, or make unlikely, the Tranche 1 Closing, the Tranche 2 Closing, or the Bank Loan Closing, (iii) any other development, review, request, requirement or proceeding that would reasonably be expected to result in the material delay in, or make unlikely, the Tranche 1 Closing, the Tranche 2 Closing, or the Bank Loan Closing.  Each notice delivered under this Section shall be accompanied by a statement of an officer of Purchaser setting forth the details of the event or development requiring such notice.

(b)                                 Purchaser shall act in good faith and use commercially reasonable efforts to facilitate the completion of the transactions contemplated under this Agreement and the Transaction Agreements on the terms and conditions set forth in this Agreement.

(c)                                  Purchaser acknowledges that some of the information disclosed by the Company pursuant to this Agreement will be confidential information or material non-public information of the Company.  Purchaser shall keep all such information confidential in accordance with the provisions of the NDA Agreement.  Purchaser acknowledges that disclosure of such information could result in illegal trading in the Company’s securities.  Purchaser shall assure that each Person who receives information pursuant to the provisions of this Agreement is aware of the confidential nature of the information and that acting on that information or further disclosure of the information may be illegal.

6.11                        Alternative Proposals.

(a)                                  From the Signing Date until the earlier of (i) the Bank Loan Closing, (ii) the termination of this Agreement and (iii) the date that is six months after the ROD is issued (the “No Shop Period”), the Company shall immediately cease and cause to be terminated any solicitation, encouragement, discussions, or negotiations with any Person with respect to an alternative financing proposal, or another proposal that would make it impossible for the Company to carry out its obligations hereunder, conflicts with the transactions contemplated by this Agreement or the Transaction Documents, or relates to an acquisition by a Person or group (as defined in Section 13(d) of the Securities Exchange Act) of either (i) more than 50% of the voting securities of the Company pursuant to a tender offer, equity issuance, merger or otherwise, or (ii) more than 50% of the assets used in the conduct of the business of the Company, or (iii) a financing proposal that would provide financing to the Company more favorable than that contemplated by this Agreement (including the Bank Loan) (an “Alternative Proposal”), and except as expressly permitted by this Agreement, the Company shall not (x) solicit, initiate, facilitate, or encourage (including by way of furnishing non-public information or providing access to its properties, books, records, or personnel) any inquiries regarding an Alternative Proposal or any offer constituting, or that could reasonably be expected to lead to, an Alternative Proposal or (y) have any discussions or participate in any negotiations regarding any Alternative Proposal, or execute or enter into any agreement, understanding, or arrangement with respect to an Alternative Proposal.

(b)                                 Notwithstanding the preceding Section, if during the No Shop Period, the Board determines in good faith, after consultation with its financial advisors and its outside legal counsel, that (i) such Alternative Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (ii) the failure to take the actions set forth in clauses (x) and (y) of this Section could be inconsistent with its fiduciary duties, then the Company may in response to such Alternative Proposal (x) furnish information with respect to the Company to the Person who has made such Alternative Proposal and (y) participate in discussions and negotiations regarding such Alternative Proposal.  From and after the date of this Agreement, the Company shall promptly advise Purchaser orally and in writing of the receipt of any Alternative Proposal or any inquiry with respect to, or that could reasonably be expected to lead to, any such proposal, specifying the material terms and conditions thereof and the identity of the party making such proposal or inquiry.

(c)                                  If any Person shall make a bona fide offer with respect to an Alternative Proposal (an “Offer”) and the Board determines, in the exercise of its fiduciary duties, that the Alternative Proposal is a Superior Proposal and is in the best interests of the Company’s stockholders, then the Company shall give Purchaser a notice (the “Offer Notice”) of such Offer (containing the principal terms and conditions of the Offer) promptly upon the Board making such determination, subject to the Purchaser and its Affiliates agreeing to hold such information confidential and to not trade in shares of the Company’s Common Stock while in possession of such information prior to a public announcement of such Offer.  In no event shall the Company give Purchaser notice of the first Offer less than twenty-one days prior to acceptance of such Offer.  Purchaser shall have twenty-one days from the receipt of the first Offer Notice to deliver a competing offer to the Superior Proposal to the Board (the “Competing Offer”) and the Board shall, in the exercise of its fiduciary duties, consider in good faith whether the Competing Offer is more favorable to the Company’s stockholders than the terms of the Offer and any other competing proposals to the Superior Proposal before accepting the Competing Offer.  If the Board (a) determines that the Competing Offer, or any subsequent Competing Offer from Purchaser, is more favorable to the Company’s stockholders consistent with the methodology contained in the definition of “Superior Proposal” contained herein, and (b) acting reasonably and in good faith concludes that it is unlikely that the Company will receive any other proposals that would constitute a Superior Proposal, then the Company shall accept the applicable Competing Offer.  All information provided to Purchaser under this Section 6.11(c) shall be held in confidence in accordance with the terms of the NDA Agreement (whether or not then in effect).

6.12                        Certain Tax Covenants.  Notwithstanding any provision in this Agreement, the Company will deduct and withhold any and all amounts required to be withheld and paid to any taxing authority in respect of any payments to be made to Purchaser (including any amounts paid by the Company in respect of the Arrangement Fee, the Company Break Fee).  In no event will Company pay any “additional amounts” or “gross-up” payments to any party under this Agreement in order to compensate such party for any reduction in the net after-tax proceeds it receives as a result of any amounts deducted and withheld by Company.

6.13                        Further Assurances.  In case at any time after the Tranche 1 Closing or the Tranche 2 Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and Purchaser will take such further action as the other party may reasonably request, all at the sole cost and expense of the requesting party.

6.14                        Publicity.  Upon execution of this Agreement, the parties shall issue a mutually agreed press release concerning this Agreement and the transactions contemplated hereby.  Other than such joint press release, no party to this Agreement shall, nor shall such party permit its Affiliates to, issue any press release or public announcement concerning this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed.  Notwithstanding the foregoing, the Company may issue such press release or public announcement and make such filings with the SEC if, in the reasonable judgment of counsel to the Company, such disclosure or filing is otherwise required by applicable laws or by the applicable rules of any stock exchange on which the Company lists its securities; provided that the Company shall use its commercially reasonable efforts to consult with the other party with respect to the text thereof if possible under applicable laws and by the applicable rules of such stock exchanges.

ARTICLE VII
CONDITIONS

7.1                               Tranche 1 Closing.

(a)                                  Conditions to the Obligations of Each Party.  The obligations of each party to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

(i)                                     No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(ii)                                  Stockholder Approval.  The stockholders of the Company shall have approved the issuance of the Offered Shares by the requisite vote (“Stockholder Approval”) on or before July 30, 2010; provided, however, (A) that so long as the Company has diligently complied with its obligations in Sections 6.1 and 6.2, or (B) if a Force Majeure Event shall have occurred, such date shall be extended for as long as such compliance continues or to the last day of the month in which the Force Majeure Event has been remedied or removed.

(b)                                 Conditions to the Obligations of the Company.  The obligations of the Company to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality shall be true and correct as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and all representations and warranties which are not so qualified shall be true and correct in all material respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

(ii)                                  Agreements and Covenants.  Purchaser shall have performed in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

(iii)                               Required Approvals.  The Company shall have received evidence reasonably satisfactory to the Company that Purchaser has received all regulatory and other approvals of the applicable Governmental Authorities in the United States, People’s Republic of China and Australia authorizing Purchaser and its Affiliates to enter into this Agreement and the other Transaction Documents and the transactions related hereto and thereto, including those set forth on Schedule 3 (the “Required Approvals”) which receipt of the Required Approvals shall have occurred not later than (A) three (3) months after the Stockholder Approval Date if the Stockholder Approval Date is on or before June 30, 2010 or (B) four (4) months after the Stockholder Approval Date if the Stockholder Approval Date is after June 30, 2010.

(iv)                              Bank Loan Comfort Letter.  Purchaser shall have provided a written comfort letter to the Company that Purchaser remains confident that the Bank will make the Bank Loan on the key terms and conditions, including without limitation those substantially set forth on Exhibit B.

(v)                                 Bridge Loan.  Purchaser shall not be in default of its obligations under the Bridge Loan Agreement.

(vi)                              Closing Deliveries.  Purchaser shall have made all of the deliveries contemplated by Section 1.3(b).

(vii)                           Officer’s Certificate.  Purchaser shall have delivered to the Company a certificate, dated the Tranche 1 Closing Date, signed by an officer of Purchaser, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(i) and (ii).

(c)                                  Conditions to the Obligations of Purchaser.  The obligations of Purchaser to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of (A) the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Signing Date, (B) the representations and warranties of the Company contained in the Sections 2,1, 2.3, 2.4, 2.5, 2.6, 2.7 and 2.13 shall be true and correct as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and (C) the representations and warranties contained in Sections 2.19 and 2.20 that are not true and correct as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing shall not have resulted in a Material Adverse Effect; provided, however, that all representations and warranties which are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects on the applicable date; and, provided, further, that with respect to Section 2.5, the reference to SEC Reports shall mean, as of the Tranche 1 Closing, the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K, in each case filed with the SEC, and that with respect to Sections 2.4(b) and 2.13, all references to the Toronto Stock Exchange shall not apply if the Company has delisted, or is in the process of delisting from, the Toronto Stock Exchange.

(ii)                                  Agreements and Covenants.  Each of the Company and each of its Subsidiaries shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

(iii)                               Stockholder Approval.  Purchaser shall have received a true and complete copy of the resolutions of the stockholders of the Company authorizing the Company to enter into this Agreement and the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Company.

(iv)                              Draft Environmental Impact Statement.  Publication of the notice of availability of the draft Environmental Impact Statement of the Mount Hope Project (“Draft EIS”) by the Bureau of Land Management (“BLM”) in the Federal Register on or before December 31, 2010, subject to the provisions of Section 7.1(d).

(v)                                 Required Approvals.  Purchaser shall have received the Required Approvals set forth in Schedule 3.

(vi)                              NYSE Amex Listing.  The Company shall have filed an application for the listing of the Tranche 1 Shares with the NYSE Amex Equities market and shall have received notification from NYSE Amex that the Tranche 1 Shares have been approved for listing.

(vii)                           No Bridge Loan Default.  No event of default under the Bridge Loan Agreement shall have occurred and be continuing.

(viii)                        Closing Deliveries.  The Company shall have made all of the deliveries contemplated by Section 1.3(a).

(ix)                                Officer’s Certificate.  The Company shall have delivered to Purchaser a certificate, dated the Tranche 1 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(b)(i) and (ii).

(d)                                 Modification of the Draft EIS Closing Condition.  If, on or before December 15, 2010, the Company notifies Purchaser that the Company reasonably believes that (i) the BLM will not publish the Draft EIS in the Federal Register on or before December 31, 2010 and (ii) the BLM will publish the Draft EIS in the Federal Register on or before March 31, 2011, then Purchaser may notify the Company on or before December 31, 2010 that the Purchaser has elected to extend the date by which the BLM must publish the Draft EIS in the Federal Register to March 31, 2011 (the “Draft EIS Condition Extension”).  If Purchaser elects the Draft EIS Condition Extension, then the Company Break Fee shall be increased by $1,000,000 for each month (or portion thereof) after December 31, 2010, that elapses prior to the publication by the BLM of the Draft EIS, such increase not to exceed $3,000,000.

7.2                               Tranche 2 Closing.

(a)                                  Conditions to the Obligations of Each Party.  The obligations of each party to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

(i)                                     No Order.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

(b)                                 Conditions to the Obligations of the Company.  The obligations of the Company to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality shall be true and correct as of the Signing Date and as of the Tranche 2 Closing as though made on and as of the Tranche 2 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and all representations and warranties which are not so qualified shall be true and correct in all material respects (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

(ii)                                  Agreements and Covenants.  Purchaser shall have performed in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 2 Closing.

(iii)                               Required Approvals.  No Governmental Authority granting a Required Approval shall have rescinded, withdrawn or otherwise modified or amended its consent or approval relating to such Required Approval in a manner prohibiting the transaction.

(iv)                              Bank Loan.  The Bank shall have made available the Bank Loan on the terms and conditions substantially as set forth on Schedule 2 and documentation that is customary and reasonable for transactions of a similar nature, the Company’s ability to borrow under the Bank Loan shall not be subject to conditions precedent other than absence of default or compliance with the terms of such Bank Loan and the entry by the Company into the Bank Loan, would not cause an event of default.

(v)                                 Closing Deliveries.  Purchaser shall have made all of the deliveries contemplated by Section 1.4(a).

(vi)                              Officer’s Certificate.  Purchaser shall have delivered to the Company a certificate, dated the Tranche 2 Closing Date, signed by an officer of Purchaser, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(i) and (ii).

(c)                                  Conditions to the Obligations of Purchaser.  The obligations of Purchaser to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

(i)                                     Representations and Warranties.  Each of (A) the representations and warranties of the Company contained in this Agreement, (B) the representations and warranties of the Company contained in the Sections 2,1, 2.3, 2.4, 2.5, 2.6, 2.7 and 2.13 shall be true and correct shall be true and correct as of the Signing Date and as of the Tranche 2 Closing as though made on and as of the Tranche 2 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and (C) the representations and warranties contained in Section 2.19 and 2.20 that are not true and correct as of the Tranche 2 Closing as though made on and as of the Tranche 2 Closing shall not have resulted in a Material Adverse Effect; provided, however, that all representations and warranties which are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects on the applicable date; and, provided, further, that with respect to Section 2.5, the reference to SEC Reports shall mean, or the Tranche 1 Closing Date, the Company’s most recently filed Annual Report on Form 10-K and subsequent report on Form 10-Q and Form 8-K, in each case filed with the SEC, and that with respect to Section 2.3, all references to the Toronto Stock Exchange shall not apply if the Company has delisted, or is in the process of delisting from, the Toronto Stock Exchange.

(ii)                                  Agreements and Covenants.  Each of the Company and each of its Subsidiaries shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 2 Closing.

(iii)                               Record of Decision.  The BLM shall have issued the Record of Decision with respect to the Mount Hope Project and the BLM shall have approved the Plan of Operations (collectively, the “ROD”) on or before September 30, 2011.

(iv)                              NYSE Amex Listing.  The Company shall have filed an application for the listing of the Tranche 2 Shares with the NYSE Amex Equities market and shall have received notification from NYSE Amex that the Tranche 2 Shares have been approved for listing.

(v)                                 Bank Loan Closing.  If the condition set forth in Section 7.2(b)(iv) has been satisfied, then the Company has executed and delivered the agreements evidencing the Bank Loan.

(vi)                              Required Approvals.  No Governmental Authority granting a Required Approval shall have rescinded, withdrawn or otherwise modified or amended its consents or approvals relating to such Required Approval in a manner prohibiting the transaction.

(vii)                           Closing Deliveries.  The Company shall have made all of the deliveries contemplated by Section 1.4(b).

(viii)                        Officer’s Certificate.  The Company shall have delivered to Purchaser a certificate, dated the Tranche 2 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(b)(i) and (ii).

(d)                                 Waiver of Bank Loan Closing Condition.  If the condition to the obligation of the Company set forth in Section 7.2(b)(iv) has not been satisfied by the date which is three (3) months after the BLM issuance of the ROD, then the Company may, prior to the date which is six (6) months after the BLM issuance of the ROD, waive the condition and notify Purchaser of its intention to effect the transactions relating to the Tranche 2 Closing and Purchaser shall effect the Tranche 2 Closing.  Notwithstanding such waiver, Purchaser’s obligations with respect to using its commercially reasonable efforts to procure the Bank Loan shall be unaffected and, Purchaser shall remain obligated to use its commercially reasonable efforts to procure from one of the Prime Chinese Banks the Bank Loan for the Company in accordance with the terms and conditions set forth on Schedule 2, which Bank Loan must, in any event, close on or before the date which is six (6) months after the BLM issuance of the ROD.

(e)                                  Modification of the ROD Closing Condition.  If, on or before September 15, 2011, the Company notifies Purchaser that the Company reasonably believes that (i) BLM will not issue the ROD on or before September 30, 2011, and (ii) BLM will issue the ROD on or before December 31, 2011, then the Purchaser may notify the Company on or before September 30, 2011 that the Purchaser has elected to extend the date by which the BLM must issue the ROD to December 31, 2011 (the “ROD Condition Extension”).  If Purchaser elects the ROD Condition Extension, the Company shall, on or before October 15, 2011, pay to Purchaser $2,000,000 (which payment shall be a credit against the Arrangement Fee) and the Company Break Fee shall be increased by $1,000,000 for each month (or portion thereof) after October  31, 2011 that elapses prior to BLM’s issuance of the ROD, such increase not to exceed $2,000,000.

ARTICLE VIII
TERMINATION AND SURVIVAL

8.1                               Survival.  Notwithstanding any examination made by or on behalf of any party hereto, the knowledge of any party or the acceptance by any party of any certificate or opinion, each representation and warranty contained herein shall survive the Tranche 2 Closing and shall be fully effective and enforceable for twelve months after the Tranche 2 Closing Date, and each covenant contained herein shall survive the Tranche 2 Closing and shall be fully effective and enforceable for the periods set forth therein.

8.2                               Termination.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Tranche 2 Closing (the date of any such termination, the “Termination Date”):

(a)                                  By mutual written consent of Purchaser and the Company; or

(b)                                 By either Purchaser or the Company if (i) the Tranche 1 Closing shall not have occurred on or before January 31, 2011 (unless the Company has exercised its rights under Section 7.1(d) in which event on or before April 30, 2011) or the Tranche 2 Closing shall not have occurred on or before October 30, 2011 (unless the Company has exercised its rights under Section 7.2(e) in which event on or before January 31, 2012); (ii) any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any order, decree, judgment, injunction or ruling or have issued a denial of approval which is then in effect and is final and nonappealable and has the effect of making consummation of the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents, or (iii) if the Board withdraws or terminates its recommendation to its stockholders they approve the issuance of the Offered Shares in accordance with Section 6.1.

(c)                                  By the Company if:

(i)                                     (A) Purchaser shall have breached in any material respect any of its representations or warranties or shall have breached or failed to perform or comply in any material respect with any of its material covenants or agreements in this Agreement, and (B) such breach cannot be cured or has not been cured within 30 days after the giving of written notice by the Company to Purchaser specifying such breach;

(ii)                                  (A) Purchaser makes a general assignment for the benefit of its creditors, (B) Purchaser commences a voluntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law seeking to be adjudicated a bankrupt or insolvent, (C) Purchaser consents to the entry of an order for relief in respect of Purchaser in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law, or (D) a court of competent jurisdiction enters a decision, decree or other order, which decision, decree or other order remains unstayed and in effect for 60 days, under any law relating to bankruptcy, insolvency or reorganization that is for relief against Purchaser in an involuntary case, that appoints a custodian of Purchaser or for a substantial part of its property or that orders the winding up or liquidation of the Purchaser;

(iii)                               if the Stockholder Approval Date is on or before June 30, 2010, the Required Approvals have not been obtained on the date which is three (3) months from the Stockholder Approval Date, and if the Stockholder Approval

Date is after June 30, 2010, the Required Approvals have not been obtained on the date which is four (4) months from the Stockholder Approval Date;

(iv)                              if the Company has received an Alternative Proposal which the Board has determined is a Superior Proposal so long as the Company has complied with Section 6.11(c) and Section 8.4; or

(v)                                 if the lender under the Bridge Loan Agreement is not able for any reason to advance the first tranche of the Bridge Loan assuming Purchaser has satisfied the conditions precedent, within thirty (30) days of the Signing Date, or by such later date as required under the Bridge Loan Agreement when the conditions precedent have been satisfied.

(d)                                 By Purchaser if:

(i)                                     The Company shall have breached in any material respect any of its representations or warranties or shall have breached or failed to perform or comply in any material respect with any of its material covenants or agreements in this Agreement and such breach cannot be cured or has not been cured within 30 days after the giving of written notice by Purchaser to the Company specifying such breach;

(ii)                                  (A) The Company, Eureka Moly or Nevada Moly makes a general assignment for the benefit of its creditors, (B) the Company, Eureka Moly or Nevada Moly commences a voluntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law seeking to be adjudicated a bankrupt or insolvent, (C) the Company, Eureka Moly or Nevada Moly consents to the entry of an order for relief in respect of the Company, Eureka Moly or Nevada Moly in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law, or (D) a court of competent jurisdiction enters a decision, decree or other order, which decision, decree or other order remains unstayed and in effect for 60 days, under any law relating to bankruptcy, insolvency or reorganization that is for relief against the Company or Eureka Moly or Nevada Moly in an involuntary case, that appoints a custodian of the Company or Eureka Moly or Nevada Moly or for a substantial part of its property or that orders the winding up or liquidation of the Company or Eureka Moly or Nevada Moly;

(iii)                               if the Company has not delivered the Arcelor Waiver and Consent required by Section 1.3(a)(iv); or

(iv)                              if the Stockholder Approval has not occurred on or before September 30, 2010 (unless the Company has exercised its rights under Section 7.1(d), in which event on or before December 31, 2010).

8.3                               Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 8.2, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any party hereto, except (a) (i) if the Tranche 1 Closing shall have occurred, Article IV shall survive termination and remain in full force and effect, (ii) if the Bank Loan Rejection shall have occurred, Sections 6.4 and 6.5 shall survive termination and remain in full force and effect, and (iii) this Article VIII, shall survive termination and remain in full force and effect and (b) with respect to any liabilities or damages incurred or suffered by a party (subject to the provisions of Schedule 4) as a result of the material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement; provided that, in circumstances where the Company Termination Fee or the Purchaser Termination Fee is payable under Sections 8.4 or 8.5, such fee, unless otherwise specifically provided for in this Article VIII, shall be the sole remedy with respect to specified basis for termination.

8.4                               Purchaser of Company Break Free.  The Company agrees to pay Purchaser the Company Break Fee

(a)                                  If this Agreement is terminated by the Company pursuant to:

(i)                                     Section 8.2(b)(iii); or

(ii)                                  Section 8.2(c)(iv).

(b)                                 If the Agreement is terminated by Purchaser pursuant to:

(i)                                     Section 8.2(b)(iii);

(ii)                                  Section 8.2(d)(iv);

(iii)                               Section 8.2(d)(iii);

(iv)                              Section 8.2(b)(i) because the conditions precedent in Sections 7.1(c)(vi) and 7.1(c)(vii) have not been timely satisfied;

(v)                                 Section 8.2(b)(i) because the conditions precedent in Sections 7.1(c)(iv) and 7.1(d) (if applicable) have not been timely satisfied;

(vi)                              Section 8.2(b)(i) because the conditions precedent in Sections 7.2(c)(iv) and 7.2(c)(v) have not been timely satisfied; or

(vii)                           Section 8.2(b)(i) because the conditions precedent in Sections 7.2(c)(iii) and 7.2(e) (if applicable) have not been timely satisfied.

The Company agrees to pay Purchaser, in addition to the Company Break Fee, an additional $5,000,000 if this Agreement is terminated by Purchaser or the Company pursuant to Section 8.2(b)(iii) or is terminated by the Company pursuant to Section 8.2(c)(iv) and, in each case the Company has also breached its obligations in Section 6.11.

(c)                                  If the Purchaser would otherwise be permitted to terminate the Agreement pursuant to Section 8.2(b)(i) because the condition precedent in Section 7.2(c)(v) has not been timely satisfied, then, in lieu of termination of the Agreement, the Purchaser may elect to complete the purchase of the Tranche 2 Shares as if the Bank Loan condition had been satisfied at the Tranche 2 Closing in accordance with the terms of the Agreement and at the Tranche 2 Closing, the Company shall pay to the Purchaser the Company Break Fee.

8.5                               Payment of Purchaser Break Fee.  Purchaser agrees to pay the Company the Purchaser Break Fee:

(a)                                  If this Agreement is terminated by Purchaser pursuant to Section 8.2(b)(ii) if the basis for the termination is the denial of a relevant approval from any applicable Governmental Authority of the People’s Republic of China (or any of its provinces or subdivisions) (other than Required Approvals, which are addressed in Section 8.2(b)(i)) necessary for the Purchaser to perform its obligations under the Agreement and the Company is in compliance with Section 6.6(i), provided that the Purchaser Break Fee shall not be payable pursuant to this Section 8.5(a) (and neither party shall have a remedy hereunder) if the right of termination arises as a result of a change in any Laws of the People’s Republic of China from the Laws of the People’s Republic of China in effect on the Signing Date (for the purpose of this provision, Laws of the People’s Republic of China shall mean any central, provincial, state or other political subdivision law, statute. code, ordinance, decree, rule, regulation, policy, guidelines, directions or general principle of common or civil law or equity).

(b)                                 If this Agreement is terminated by the Company pursuant to:

(i)                                     Section 8.2(b)(ii) if the basis for termination is denial of a relevant approval from any applicable Governmental Authority of the People’s Republic of China (or any of its provinces or subdivisions) (other than the Required Approvals which are addressed in Section 8.2(b)(i)) necessary for the Purchaser to perform its obligations under the Agreement and the Company is in compliance with Section 6.6(i), provided that the Purchaser Break Fee shall not be payable pursuant to this Section 8.5(b)(i) (and neither party shall have a remedy hereunder) if the right of termination arises as a result of a change in any Laws of the People’s Republic of China from the Laws of the People’s Republic of China in effect on the Signing Date (for the purpose of this provision, Laws of the People’s Republic of China shall mean any central, provincial, state or other political subdivision law, statute. code, ordinance, decree, rule, regulation, policy, guidelines, directions or general principle of common or civil law or equity);

(ii)                                  Section 8.2(b)(i) because the conditions precedent in Section 7.1(b)(iii) or 7.1(b)(iv) have not been timely satisfied;

(iii)                               Section 8.2(b)(i) because the conditions precedent in Section 7.2(b)(iii) or 7.2(b)(iv)  have not been timely satisfied; or

(iv)                              Section 8.2(c)(v).

(c)                                  If the Company waives the condition to closing set forth in Section 7.2(b)(iv) in accordance with the provisions of Section 7.2(d) and the Company notifies Purchaser of its intention to effect the transactions relating to the Tranche 2 Closing, and if such condition to closing in Section 7.2(b)(iv) is not satisfied on or prior to the date which is six (6) months from the date of the BLM issuance of the ROD.

8.6                               Proviso.  The Purchaser Break Fee shall not be payable to the Company, and the Company Break Fee shall not be payable to Purchaser if the event giving rise to the ability of Purchaser, on the one hand, and the Company, on the other hand, to terminate this agreement was a result of, in the case of termination by Purchaser, a breach by Purchaser of any of the covenants to be performed by Purchaser hereunder that prevented the Company from fulfilling conditions that were its obligations and that gave rise to the termination by Purchaser, and, in the case of termination by the Company, a breach by the Company of any of the covenants to be performed by the Company hereunder that prevented Purchaser from fulfilling conditions that were its obligation and that gave rise to the termination by the Company.

ARTICLE IX
MISCELLANEOUS

9.1                               Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice under this Section 9.1, and shall be either (a) delivered by hand, (b) made by telecopy or facsimile transmission or (c) sent by sent by Federal Express, DHL, UPS or another internationally recognized delivery service.

If to Purchaser:	Hanlong (USA) Mining Investment, Inc.
Suite 2903, 9 Castlereagh Street

Sydney NSW 2000
Australia
	Attention:	Steven Xiao
	Facsimile:	+61 29235 2482

With copies to:	McCarthy Tétrault
Suite 1300, Pacific Centre
777 Dunsmuir Street
Vancouver, British Columbia
V7Y 1K2 Canada
	Attention:	Joyce Lee
	Facsimile:	+1-604-643-7900

and

Parr Brown Gee & Loveless
185 South State Street, Suite 800
Salt Lake City, UT 84111
U.S.A.
	Attention:	Scott Loveless
	Facsimile:	+1 801 532.7750

If to the Company:	General Moly, Inc.
1726 Cole Blvd.
Suite 115
Lakewood, CO 80401
U.S.A.
	Attention:	Chief Executive Officer
	Facsimile:	+1 (303) 928-8598

With a copy to:	Holme Roberts & Owen LLP
1700 Lincoln Street
Suite 4100
Denver, CO 80203-4541
U.S.A.
	Attention:	W. Dean Salter, Esq.
Charles D. Maguire, Jr.
	Facsimile:	+1 (303) 866-0200

All notices, requests, consents and other communications hereunder shall be deemed to have been given and received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above; (ii) if by telecopy or facsimile transmission, on the day that receipt thereof has been acknowledged by electronic confirmation or otherwise; or (iii) if sent by internationally recognized delivery service, on the day of actual receipt.

9.2          Entire Agreement.  This Agreement, including exhibits or other documents referred to herein or that specifically indicate that they were delivered to Purchaser in connection with this Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

9.3          Amendments.  The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure from such terms and provisions may be granted, only by written consent of the Company and Purchaser.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

9.4          Assignment.  Purchaser may not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Company, except to an Affiliated entity.

9.5          Benefit.  All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto.  Nothing in this Agreement shall be construed to create any rights or obligations except between the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

9.6          Specific Performance.  The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

9.7          Governing Law; Language.  This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, including Section 5-1401 of the New York General Obligation Law, applicable to agreements made and to be performed entirely within the State of New York, without giving effect to the conflict of law principles thereof that would cause the application of the laws of any jurisdiction other than the State of New York.  This Agreement has been negotiated and executed by the parties in English.  In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall govern.

9.8          Waiver of Jury Trial.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby.

9.9          Severability.  In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

9.10        Headings and Captions.  The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or constructions of any of the terms or provisions hereof.

9.11        Certain Terms.

(a)           Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (iv) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) reference to day, without the explicit qualification of “business” refers to a calendar day, (vi) references to a month, quarter, year or such other subdivision, without the explicit qualification of “fiscal”, refers to a calendar month, quarter, year or other such subdivision, respectively, (vii) all references to “the date hereof,” “the date of this Agreement” or similar terms (but excluding references to the date of execution hereof) refer to the Signing Date, notwithstanding that the parties may have executed this Agreement on a later date, and (viii) references to any Person include such Person’s respective successors, assigns, transferees, lessees, heirs, executors and administrators, whether by merger, consolidation, amalgamation, reorganization, sale of assets or otherwise.

(b)           Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) include and incorporate all exhibits, schedules and other attachments thereto, (B) include all documents, instruments or agreements issued or executed in replacement thereof and (C) mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) except with respect to Articles II and III, a particular Law referenced herein means such Law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time.  When a reference is made in this Agreement to Articles, Sections or any other subdivision, such reference is to an Article, a Section or other subdivision of this Agreement, unless otherwise indicated.  When a reference is made in this Agreement to a party or parties, such reference is to parties to this Agreement, unless otherwise indicated.  Unless otherwise specified, all references to “$” shall be deemed to be references to the lawful currency of the United States.

(c)           In this Agreement, any reference to the Company’s knowledge, and comparable terms including “know,” “known,” “aware” or “awareness,” of a particular fact or other matter means the actual knowledge of the officers of the Company or what they could reasonably be expected to have known in performing their duties in the offices in which they serve.  The officers of the Company as of the Signing Date are Bruce D. Hansen, Chief Executive Officer, David A. Chaput, Chief Financial Officer, Michael K. Branstetter, Secretary, Lee Shumway, Treasurer, Gregory E. McClain, Vice President and Robert I. Pennington, Vice President.

9.12        No Waiver of Rights, Powers and Remedies.  No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party.  No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies.  No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

9.13        Fees and Expenses.  Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

9.14        Counterparts.  This Agreement may be executed in counterparts (including by facsimile or similar means of electronic communication), each of which shall be deemed an original and all of which together shall constitute one agreement.

9.15        Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.16        Dispute Resolution.  All disputes between the parties arising out of, relating to or in connection with this Agreement (a “Dispute”) and not otherwise settled by agreement between the parties shall be exclusively and finally settled in accordance with Schedule 4.

[Signature page follows]

The Company and Purchaser have executed this Securities Purchase Agreement as of the Signing Date.

GENERAL MOLY, INC.

		By:	/s/ Bruce D. Hansen
		Name:	Bruce D. Hansen
		Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Lau Hon
Name:	Lau Hon
Title:	Chairman

and

By:	/s/ Hui Xiao
Name:	Hui Xiao
Title:	President

[SIGNATURE PAGE OF SECURITIES PURCHASE AGREEMENT]

SCHEDULE 1

(to Securities Purchase Agreement)

Certain Definitions

For purposes of the Agreement (including this Exhibit A) the following terms and variations thereof have the meanings specified or referred to in this Exhibit A:

“5-Day VWAP”:  The arithmetic average (rounded to the nearest whole cent) of the Trading Prices of shares of Common Stock during the five consecutive trading days on NYSE Amex Equities exchange immediately preceding the date in question.

“10-K”:  As defined in Section 2.5(a).

“1933 ACT”:  As defined in Section 3.2(f).

“Affiliate”:  As defined in Rule 405 under the Securities Act, provided none of the Company and its Subsidiaries shall be deemed an affiliate of Purchaser and neither Purchaser, POS-Minerals, nor any of its respective Affiliates shall be deemed to be an affiliate of the Company or any of its Subsidiaries.

“Agreement”:  As defined in the Preamble.

“Alternative Proposal”:  As defined in Section 6.11(a).

“Arcelor”:  ArcelorMittal S.A.

“Arcelor Consent and Waiver”:  An executed letter or other document of Arcelor setting forth (a) Arcelor’s intention with respect to the exercise of its rights under Section 6.1(a) of the Arcelor Securities Agreement, (b) Arcelor’s confirmation that Section 6.3(a) of the Arcelor Securities Agreement is not applicable to the transactions contemplated by this Agreement and (c) Arcelor’s waiver of the applicability of Section 6.3(b) of the Arcelor Securities Agreement to the transactions contemplated by this Agreement.

“Arcelor Securities Agreement”:  As defined in Section 4.1.

“Arrangement Fee”:  As defined in Section 1.4(a)(iii).

“Bank”:  As defined in Recital D.

“Bank Loan”:  As defined in Recital E.

“Bank Loan Closing”:  The entry into of the Bank Loan by the parties thereto.

Schedule 1-1

“Bank Loan Rejection”:  The Company’s election not to enter into the Bank Loan after the satisfaction of the conditions set forth in Section 7.2(b)(iv).

“beneficial ownership” and correlative terms:  As determined pursuant to Rule 13d 3 and Rule 13d-5 under the Exchange Act and any successor regulation, except that in calculating beneficial ownership, Equity Securities that may be acquired pursuant to Rights to acquire Equity Securities that are exercisable more than sixty days after a date shall nevertheless be included as Beneficially Owned.

“BLM”:  As defined in Section 7.1(c)(iv).

“Board”:  The Board of Directors of the Company.

“Bridge Loan”:  As defined in Recital F.

“Bridge Loan Agreement”:  A bridge loan agreement, dated the Signing Date, between the Company and Purchaser, substantially in the form of Exhibit A.

“Bridge Loan Shares”:  Shares of Common Stock that may be issued to the lender under the Bridge Loan Agreement.

“Business Day”:  A day other than a Saturday, Sunday or other day on which commercial banks in New York City or Beijing, China are authorized or required by Law to close.

“Code”: The Internal Revenue Code of 1986, as amended.

“Collateral Assignments”:  As defined in Section 6.6(k)(ii).

“Commercial Production”:  As defined in the Eureka Moly LLC Agreement.

“Common Stock”:  As defined in Recital A.

“Company”:  As defined in the Preamble.

“Company Break Fee”:  $5,000,000 (as such amount may be increased pursuant to the terms of the Agreement) payable in cash or in shares of Common Stock based upon the 5-Day VWAP on the date which is six business days after the date that the Company has announced to the public that the Agreement has been terminated; provided, however, the Company Break Fee shall not be payable in shares of Common Stock if the Company or Purchaser terminates the Agreement in accordance with Sections 8.2(b)(iii) or the Company terminates the Agreement in accordance with Section 8.2(c)(iv); and provided, further, any increase in the Company Break Fee pursuant to Sections 7.1(d) and 7.2(e) shall be paid in cash.

Schedule 1-2

“Company Financial Statements”:  As defined in Section 2.5(a).

“Company Permits”:  As defined in Section 2.10.

“Competing Offer”:  As defined in Section 6.11(c).

“Confidential Information”:  As defined in the NDA Agreement.

“Contribution Agreement”:  The Contribution Agreement, dated February 26, 2008, among the Company, Nevada Moly, Eureka Moly and POS-Minerals.

“Dispute”:  As defined in Section 9.16.

“Dollars”:  The lawful currency of the United States.

“Draft EIS”:  As defined in Section 7.1(c)(iv).

“Draft EIS Condition Extension”:  As defined in Section 7.1(d).

“Effective Date”:  As defined in Section 4.3(a).

“Effective Period”:  As defined in Section 4.3(a).

“Employee Benefit Plan”:  Any “employee benefit plan” as defined in Section 3(3) of ERISA.

“Equity Securities”:  Common Stock and any other securities issued by the Company representing equity interests in the Company.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate”: Each entity that is treated as a single employer with the Company for purposes of Section 414(b), (c), (m) or (o) of the Code.

“Eureka Moly”:  Eureka Moly, LLC, a Delaware limited liability company.

“Eureka Moly LLC Agreement”:  The Amended and Restated Limited Liability Company Agreement of Eureka Moly, dated February 26, 2008, by and between Nevada Moly and POS-Minerals, as amended by Amendment No. 1 to the Limited Liability Company Agreement of Eureka Moly, dated as of October 28, 2008, and Amendment No. 2 to the Limited Liability Company Agreement of Eureka Moly, dated January 20, 2010.

“Exchange Act”:  As defined in Section 2.13.

Schedule 1-3

“Force Majeure Event”:  The following an (a) act of God, strike, lockout, or other industrial disturbance, act of the public enemy, act of terrorism, war, blockade, insurrection, public riot, epidemic, landslide, lightning, fire, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, (b) a suspension or material limitation in trading in securities generally on the NYSE, the NYSE Amex Equities market or the NASDAQ, (c) a suspension or material limitation in trading in the Company’s securities on the NYSE Amex Equities market, (d) a general moratorium on commercial banking activities declared by either United States, New York State or Chinese authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or China, (e) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war, or any other calamity or crisis or any change in financial, political or economic conditions in the United States, China or elsewhere, if the effect of any such event specified in clause (d) or (e), and any other cause (other than not obtaining the Stockholder Approval), whether of the kind specifically enumerated above or otherwise which makes effecting the event in question not possible, which is not reasonably within the control of the party claiming suspension.

“Fully Diluted Basis”:  For the purposes of calculating the Common Stock outstanding, assumes the exercise, conversion or exchange as applicable of all outstanding Rights.

“Governmental Authority”:  As defined in Section 2.4(a).

“Guarantee”:  The guarantee of the Bank Loan by Hanlong Group, in such form and from such party as is acceptable to the Bank in the Bank’s sole and absolute discretion.

“Hanlong Group”:  Sichuan Hanlong Group, the indirect parent of Purchaser.

“Hanlong Group Financial Statements”:  As defined in Section 3.5.

“Hanlong Ownership Percentage”: Purchaser’s aggregate percentage beneficial ownership of the outstanding Common Stock calculated on a Fully Diluted Basis except that there shall be excluded from such calculation of outstanding Common Stock on a Fully Diluted Basis (a) all shares of Common Stock issuable under Rights granted after the Tranche 1 Closing, and (b) all outstanding shares of Common Stock that were issued by the Company after the Effective Date (as defined in the Molybdenum Supply Agreement) and were not subject to Purchaser’s right to participate in such issuance under Section 6.4.

“Intellectual Property Rights”:  As defined in Section 2.8.

“Investment”:  As defined in Section 6.6(k)(viii).

Schedule 1-4

“Kobeh Lease Water Rights”:  As defined in Section 2.19(e).

“Kobeh Valley”: means Kobeh Valley Ranch, LLC.

“Law”:  Any applicable U.S. federal, state or local or any foreign (including the People’s Republic of China) statute, code, ordinance, decree, rule, regulation or general principle of common or civil law or equity.

“Leased Mineral Property”:  As defined in Section 2.19(c).

“Leased Real Property”:  As defined in Section 2.19(b).

“LIBOR”:  As defined in the Bridge Loan Agreement.

“Lien”:  As defined in Section 6.6(k)(ii).

“Make Whole Promissory Note”:  A three-year promissory note bearing interest at LIBOR plus 2% per annum, payable in equal monthly installments of principal and interest, payments commencing on the earlier of (a) last day of the month after the month of Commercial Production, or (b) June 30, 2014.

“Management Committee”:  As defined in Section 6.6(d).

“Material Adverse Effect”: As defined in Section 2.1.

“Material Contracts”:  As defined in Item 601 of Regulation S-K (or Regulation S-B if then applicable) of the SEC.

“Molybdenum Supply Agreement”:  As defined in Recital G.

“Mount Hope Project”:  The primary molybdenum property located in Eureka County, Nevada, U.S.A.

“NDA Agreement”:  The Mutual Nondisclosure Agreement between Purchaser and Company executed by the Company on December 12, 2009.

“Nevada Moly”:  Nevada Moly, LLC, a Delaware limited liability company.

“Nevada Moly LLC Agreement”:  The Limited Liability Company Agreement of Nevada Moly, dated January 1, 2008, executed by the Company.

“New Securities”:  As defined in Section 6.4(a).

“New York City”:  New York, New York, U.S.A.

Schedule 1-5

“No Shop Period”:  As defined in Section 6.11(a).

“Notice of Issuance”:  As defined in Section 6.4(c).

“Offer”:  As defined in Section 6.11(c).

“Offer Note”:  As defined in Section 6.11(c).

“Offered Shares”:  As defined in Recital A.

“Owned Mineral Property”:  As defined in Section 2.19(f).

“Pension Plan”: As defined in Section 3(2) of ERISA.

“Person”:  Any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity.

“Plans”:  As defined in Section 2.2.

“Pledge Agreement”:  A pledge agreement between Nevada Moly and Purchaser in the form of Exhibit E to the Bridge Loan Agreement.

“POS-Minerals”:  POS-Minerals Corporation, a Delaware corporation.

“Preference Securities”:  As defined in Section 6.6(k)(x).

“Preferred Stock”:  As defined in Section 2.2.

“Prime Chinese Bank”:  One of the following:  (a) China Development Bank, (b) the Export-Import Bank of China, (c) Bank of China, (d) China Construction Bank, (e) Industrial and Commercial Bank of China and (f) Agricultural Bank of China.

“Proceeds”:  As defined in Section 6.6(h).

“Project Lease”:  As defined in Section 2.19(c).

“Project Lease Water Rights:”  As defined in Section 2.19(e).

“Proxy Statement”:  As defined in Section 6.2(a).

“Purchaser”:  As defined in the Preamble.

“Purchaser Break Fee”:  $10,000,000 payable in cash.

“Registrable Securities”:  As defined in Section 4.1.

Schedule 1-6

“Registration Statement”:  As defined in Section 4.1.

“Required Approvals”:  As defined in Section 7.1(b)(iii).

“Rights”:  Securities of the Company exercisable, convertible or exchangeable for or into Equity Securities (with or without consideration) or that carry any right to subscribe for or acquire Equity Securities; provided, however, Rights shall exclude SARs.

“ROD”:  As defined in Section 7.2(c)(iii).

“ROD Condition Extension”:  As defined in Section 7.2(e).

“SAR”: A stock appreciation right issued by the Company under its Plans.

“SEC”:  As defined in Section 2.5(a).

“SEC Reports”:  As defined in Section 2.5(a).

“Securities Act”: As defined in Section 3.2(a).

“Signing Date”:  As defined in the Preamble.

“Stockholder Agreement”:  As defined in Recital H.

“Stockholder Approval”:  As defined in Section 7.1(a)(ii).

“Stockholder Approval Date”:  The date of the meeting of the stockholders of the Company, or the date to which such meeting is adjoined, at which Stockholder Approval is obtained.

“Stockholder Rights Agreement”:  As defined in Section 2.2.

“Stockholders Meeting”:  As defined in Section 6.1.

“Subsidiaries”:  means collectively Nevada Moly, LLC, Eureka Moly, LLC and Kobeh Valley Ranch, LLC.

“Superior Proposal”:  Any bona fide written proposal that (a) relates to an acquisition by a Person or group (as defined in Section 13(d) of the Securities Exchange Act) of either (i) more than 50% of the voting securities of the Company pursuant to a tender offer, equity issuance, merger or otherwise or (ii) more than 50% of the assets used in the conduct of the business of the Company, or (iii) a financing proposal that would provide financing to the Company more favorable than that contemplated by this Agreement (including the Bank Loan), (b) the Board determines in its good faith

Schedule 1-7

judgment (after consultation with its financial advisors and, after considering, among other things, the financial, legal and regulatory aspects of such proposal) would, if consummated, result in a transaction that is more favorable to the Company’s stockholders from a financial point of view than the transactions contemplated by this Agreement, (c) the Person making the proposal has the financial wherewithal or the ability to obtain through responsible sources the financial wherewithal to consummate the proposal, and (d) the Board determines in good faith (after consultation with its financial advisors and its outside legal counsel) is reasonably capable of being consummated.

“Suspension Notice”:  As defined in Section 4.4.

“Tax” or “Taxes:”  Means all forms of taxation or duties imposed, or required to be collected or withheld, including without limitation any United States federal, state or local, or non-United States, income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, withholding, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, net worth, intangibles, social security, unemployment, disability, payroll, license, employee or other tax or similar levy, of any kind whatsoever, together with any interest, penalties or additions to tax in respect of the foregoing and any transferee liability in respect of the foregoing payable by reason of contract, assumption, transferee liability, operation of Law, Section 1.1502-6(a) of the Treasury Regulations (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise.

“Tax Return(s):”  Means any return, declaration, report, claim for refund, information return or other document (including any related or supporting estimates, elections, schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any Law relating to any Tax, and where permitted or required, combined or consolidated returns for any group of entities.

“Termination Date”: As defined in Section 8.2.

“Total Purchase Price”:  As defined in Section 1.1(c).

“Trading Price”:  On any trading day, the daily volume weighted average price for the Common Stock on NYSE Amex Equities exchange during such trading day beginning at 9:30:01 a.m., New York City time (or such other official open of trading established by NYSE Amex Equities) and ending at 4:00 p.m., New York City time (or such other official close of trading established by NYSE Amex Equities) as reported by Bloomberg Financial Services through its “Volume at Price” function.

“Tranche 1”:  As defined in Recital B.

Schedule 1-8

“Tranche 1 Closing”:  As defined in Section 1.2(a).

“Tranche 1 Closing Date”:  As defined in Section 1.2(a).

“Tranche 1 Purchase Price”:  As defined in Section 1.1(b).

“Tranche 1 Shares”:  As defined in Recital B.

“Tranche 2”:  As defined in Recital B.

“Tranche 2 Closing”:  As defined in Section 1.2(b).

“Tranche 2 Closing Date”:  As defined in Section 1.2(b).

“Tranche 2 Purchase Price”:  As defined in Section 1.1(c).

“Tranche 2 Shares”:  As defined in Recital B.

“Transaction Document”:  This Agreement, the Bridge Loan Agreement, the Pledge Agreement, the Stockholder Agreement and the Molybdenum Supply Agreement.

“United States” or “U.S.” or “U.S.A.”:  The United States of America.

“US$” or “$”:  Dollars.

“Warrants”:  As defined in Section 2.2.

“Water Lease:”  As defined in Section 2.19(e).

“Water Rights”:  As defined in Section 2.19(e).

Schedule 1-9

SCHEDULE 2

(to Securities Purchase Agreement)

General Moly, Inc.
Bank Loan
Summary of Principal Terms and Conditions

Borrower:	General Moly, Inc., a Delaware, U.S.A. corporation

Lender:	China Development Bank, the Export-Import Bank of China, Bank of China, China Construction Bank, Industrial and Commercial Bank of China or Agricultural Bank of China

Facilities:

Secured term loan of $665,000,000 (“Term Loan”); provided, that if the Nevada Moly LLC’s (“Nevada Moly”) equity interest in Eureka Moly, LLC (“Eureka Moly”) falls below 80%, the principal amount of the loan shall be reduced proportionately but in no event shall such interest fall below 75%.

Purpose:	The proceeds to be used to (a) fund cash calls by Eureka Moly with respect to Mt. Hope Project development costs, (b) pay the Bridge Loan and (c) pay the Arrangement Fee.

Availability Periods:

Term Loan will be available in one or more drawings from time to time during the construction of the Mt. Hope Project commencing within 2 months of the issuance by the US Bureau of Land Management of the Record of Decision with respect to the Mt. Hope Project (“ROD”).

Maturity:	14 years from the start of commercial molybdenum production from Mt. Hope Project (the “Maturity Date”)

Amortization:	Based upon an agreed percentage of cash flow received by Nevada Moly from Eureka Moly.

Interest Rate:	Expected to be less than LIBOR + 3%; not to exceed LIBOR + 4%.

Fees:	Payable by Hanlong as contemplated by the Securities Purchase Agreement.

Schedule 2-1

Security:	To be negotiated with Lender, but such security to be arranged to ensure that Borrower has flexibility in development of its other assets (including the Liberty Project).

Guarantor;	Hanlong Group or such other affiliate of Hanlong Group acceptable to the Bank.

Optional Prepayments:	Borrower may prepay the loan at any time without penalty or premium.

Documentation:	The Term Loan will be made available under a credit agreement and other loan and security documents reflecting the terms and conditions set forth herein

Covenants:

Customary for loan transactions of a similar nature, but such covenants to be structured to ensure that Borrower has reasonable flexibility in development of its other assets (including the Liberty Project).

Events of Default:	Customary for loan transactions of a similar nature.

Conditions Precedent to Borrowings:

Conditions precedent to initial borrowing will include: (a) evidence of authority, (b) accuracy of representations and warranties, (c) compliance with covenants, (d) absence of Events of Default and (e) receipt of ROD by September 30, 2011.

Governing Law and Forum:	New York

Schedule 2-2

SCHEDULE 3

(to Securities Purchase Agreement)

Regulatory Approvals

1              Approval from the National Development Reform Commission of the People’s Republic of China

2.             Approval from the Ministry of Commerce of the People’s Republic of China

3.             Approval from the State Administration of Foreign Exchange of the People’s Republic of China

Schedule 3-1

SCHEDULE 4

(to Securities Purchase Agreement)

Dispute Resolution

(a)           All Disputes not otherwise settled by agreement between the parties shall be finally settled by binding arbitration under the Rules of Arbitration (the “Rules”) of the International Chamber of Commerce (the “ICC”) by arbitrators appointed in accordance with the Rules then in effect, except to the extent the Rules conflict with the provisions of this Schedule 4, in which event the provisions of this Schedule 4 shall control.  The parties specifically agree that any time before the Tribunal has been appointed, a party may seek a preliminary injunction or other interim relief before a court of competent jurisdiction to the extent necessary to preserve the status quo or to preserve a party’s ability to obtain meaningful relief pending the outcome of the arbitration under this Schedule 4.

(b)           In the event of any Dispute and before arbitration may be commenced, upon notice by any party to the other party to such Dispute (the “Dispute Negotiation Notice”), such Dispute must immediately be referred to one representative of the executive management of the Company designated by the Company and one representative of the executive management of Purchaser designated by Purchaser, who must be authorized to settle the Dispute.  Such representatives must promptly meet in a good faith effort to resolve the Dispute.  If the representatives so designated do not resolve the Dispute within ten (10) Business Days after the delivery of the Dispute Negotiation Notice, the Dispute will be exclusively and finally resolved by binding arbitration as described in this Schedule 4.

(c)           The arbitration shall be conducted before a panel of three arbitrators, each of whom must be fluent in English, have experience in the mining industry in the United States, and be neutral and independent of the parties to the Dispute (the “Tribunal”).  The claimant shall appoint one arbitrator and the respondent must appoint one arbitrator, as provided in the Rules.  The third arbitrator shall be selected by the two arbitrators so appointed; provided that if the two arbitrators so appointed fail to select the third arbitrator within thirty (30) days after the date on which the second of such two arbitrators is appointed, then the third arbitrator shall be appointed by the ICC Court.  The third arbitrator, regardless of how selected, shall chair the Tribunal.

(d)           The place of arbitration shall be Hong Kong SAR.  The arbitration shall be conducted in English; provided that (i) any party thereto, at its cost, may provide for the translation of the proceedings into a language other than English,

Schedule 4-1

and (ii) any party thereto may elect to submit documents or other information to the Tribunal in English, (iii) any witness whose native language is not English may elect to give testimony in English or in such witness’s native language, with simultaneous interpretation into English if such testimony is given in such native language.  If simultaneous interpretation is so made, the interpreter will be appointed by the Tribunal.  Each party to any arbitration or its legal counsel may also hire an interpreter at such party’s own expense, and may participate in the examination and cross-examination of witnesses at any hearing.

(e)           Unless the Tribunal orders an earlier date or the parties to the arbitration otherwise agree, not less than thirty (30) days before the beginning of the evidentiary hearing, each party to the arbitration shall submit to the other parties to the arbitration the documents that it may use at the hearing and a list of the witnesses whom such party may call at the hearing.

(f)            The Tribunal shall have no authority to award any indirect, incidental, special, consequential, or punitive damages, and each Party irrevocably waives its right to recover any such damages.

(g)           The decision of the Tribunal will be final and binding.  Any award made in the arbitration will be enforceable in any court of competent jurisdiction, including without limitation in any jurisdiction where one or more of the parties is domiciled or has assets.  For purposes of an action for recognition or enforcement of the award, each party irrevocably waives any objection that it might have to personal jurisdiction in the courts of a jurisdiction where one or more of the parties is domiciled or has assets.

(h)           Notwithstanding the pendency of any arbitration, the obligations of the Parties under this Agreement will remain in full force and effect; provided that no Party will be considered in default under this Agreement (except for defaults for the payment of money) during the pendency of an arbitration specifically relating to the default.  Each party to any arbitration must bear its own costs and expenses in connection with such arbitration, unless the Tribunal determines otherwise.

The parties shall use their commercially reasonable efforts to encourage the Tribunal to enter a final award resolving the Dispute within 180 days from the appointment of the Tribunal.  Notwithstanding any provision to the contrary in this Schedule 4, the parties to any arbitration under this Schedule 4 may agree at any time to discontinue and terminate such arbitration.

Schedule 4-2

Annex C

EXECUTION VERSION

BRIDGE LOAN AGREEMENT

BETWEEN

GENERAL MOLY, INC.

AND

HANLONG (USA) MINING INVESTMENT, INC.

Dated as of March 4, 2010

C-i

BRIDGE LOAN AGREEMENT

THIS BRIDGE LOAN AGREEMENT (this “Agreement”), dated March 4, 2010 (the “Signing Date”), is between General Moly, Inc., a Delaware corporation (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation (“Lender”).

RECITALS

A.            Simultaneously with the execution and delivery of this Agreement, the Company and Lender will enter into a securities purchase agreement, dated as of the date hereof (the “Securities Purchase Agreement”) and upon closing of Tranche 1 (as defined in the Securities Purchase Agreement) under the Securities Purchase Agreement, a stockholder agreement, dated as of such date (the “Stockholder Agreement”).

B.            This Agreement is the “Bridge Loan Agreement” referred to in the Securities Purchase Agreement and sets forth the terms and conditions on which Lender will provide financing to the Company for the development of the Mount Hope Project.

In consideration of the mutual covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
DEFINITIONS

Capitalized terms used herein shall have the respective meanings set forth in Schedule A.

ARTICLE II
BRIDGE LOANS

2.1          Commitments.  Subject to the terms and conditions of this Agreement, Lender shall make:

(a)           revolving credit bridge loans (“Tranche A Bridge Loans”) to the Company from time to time during the Tranche A Availability Period in an aggregate principal amount at any time outstanding that does not exceed the amount of US$10,000,000 (the “Tranche A Commitment”), and

(b)           revolving credit bridge loans (“Tranche B Bridge Loans”) to the Company from time to time during the Tranche B Availability Period in an aggregate principal amount at any time outstanding that does not exceed the amount of US$10,000,000 (the “Tranche B Commitment”), which is the amount of the Purchaser Break Fee to be advanced to the Company once the Tranche A Commitment has been drawn down.

The Company may use each Commitment during the applicable Availability Period therefor by borrowing, prepaying and, except as otherwise expressly set forth herein, reborrowing the Bridge Loans in whole or in part, all in accordance with the terms and conditions hereof.  The Bridge

Loans may from time to time be Tranche A Bridge Loans or Tranche B Bridge Loans, as determined by the Company and notified to Lender in accordance with Sections 2.2 and 2.3.

2.2          Procedures for Borrowing.

(a)           The Company may borrow under one or more of the Commitments on any Business Day during the applicable Availability Period therefor, provided that the Company shall deliver to Lender a Borrowing Request  signed by an officer of the Company (which Borrowing Request must be received by Lender at least five Business Days prior to the requested Borrowing Date).

(b)           Each Borrowing Request shall specify, as applicable, (i) the requested Bridge Loan, (ii) the requested Borrowing Date, (iii) the principal amount of the requested Bridge Loan, which shall be in an amount equal to US$100,000 or a whole multiple of US$100,000 in excess thereof (or, if the then Commitment therefor is less than US$100,000 or such incremental amount, such lesser amount), (iv) the Interest Period of the Bridge Loan, in the case of any Tranche A Bridge Loan, (v) unless previously notified to Lender in writing and not revoked, the details of the bank and Funding Account to which the proceeds of the requested Bridge Loan are to be wired in accordance with Section 2.2(c); and (vi) shall certify that all conditions precedent under Article IV to Lender’s extension of credit hereunder as of such Borrowing Date have been satisfied.

(c)           Upon receipt of any such Borrowing Request from the Company and subject to the satisfaction or waiver of the other conditions precedent set forth in Article IV (including the condition that no Event of Default shall have occurred and be continuing on the date the Company delivers such Borrowing Request and on the Borrowing Date), Lender shall wire the amount of the applicable Bridge Loan to the Company at the Funding Account prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Company in Dollar funds immediately available to the Company.

(d)           Notwithstanding anything to the contrary hereunder, the obligation of Lender to make any extension of credit requested to be made by it hereunder is subject to Lender having received the Required Chinese Approvals on or before the first Borrowing Date.

2.3          Interest.

(a)           The outstanding principal amount of each Tranche A Bridge Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to LIBOR applicable to such Interest Period plus 2%.  The outstanding principal amount of each Tranche B Bridge Loan shall bear interest at a rate per annum equal to 10%.

(b)           The first Interest Period in the case of each Tranche A Bridge Loan shall be the period (which period shall be a period contemplated by the definition of “Interest Period”) selected in the Borrowing Request for such Bridge Loan and each subsequent

Interest Period shall be the period (which period shall be a period contemplated by the definition of “Interest Period”) selected by the Company by written notice (a “Selection Notice”) to Lender received not later than the third Business Day before the end of the then current Interest Period; provided, however, that (i) if no Interest Period shall have been selected in the Borrowing Request for such Bridge Loan, the first Interest Period for such Bridge Loan shall be one month, and (ii) if no Selection Notice shall have been received by Lender with respect to a subsequent Interest Period for such Bridge Loan, the subsequent Interest Period shall be one month.  If an Interest Period for a Tranche A Bridge Loan would otherwise extend beyond the Maturity Date, it shall be shortened so that it ends on the Maturity Date.

(c)           Interest payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed.

(d)           Notwithstanding anything herein to the contrary, if any principal of, or interest on, any Bridge Loan payable by the Company hereunder is not paid when due (including failure to pay each of the Bridge Loans payable by the Company on the Maturity Date or earlier upon acceleration of any Bridge Loan in accordance with Article VI), and, as a result, an Event of Default shall have occurred and is continuing, such overdue amount shall bear interest at a rate per annum equal to the rate otherwise applicable to such Bridge Loan under Section 2.3(a), plus, in each case, 4%.

(e)           Notwithstanding anything herein to the contrary, the Company shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by Law (“Excess Interest”).  If any Excess Interest is provided for, or determined by a court of competent jurisdiction or in an arbitration to have been provided for, in this Agreement then in such event:  (i) the Company shall not be obligated to pay any Excess Interest, (ii) any Excess Interest that Lender may have received hereunder shall be, at Lender’s option, (A) applied as a credit against the principal of any Bridge Loan due and owing to Lender or for accrued and unpaid interest thereon (not to exceed the maximum amount permitted by Law), (B) refunded to the Company, or (C) any combination of the foregoing, (iii) the applicable interest rate or rates provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable Law (the “Maximum Rate”), and this Agreement shall be deemed to have been and shall be, reformed and modified to reflect such reduction, and (iv) the Company shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest.  Notwithstanding the immediately preceding sentence of this Section 2.3(e), if for any period of time interest on any Bridge Loan is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Bridge Loan shall, to the extent permitted by Law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Bridge Loans due and owing to Lender had the rate of interest not been limited to the Maximum Rate during such period.

2.4          Security.  The Bridge Loans shall be secured, pursuant to the Pledge Agreement, by Nevada Moly’s pledge of a 10% Percentage Interest (as defined in the Eureka Moly LLC Agreement) in Eureka Moly.

2.5          Purpose.  The Company shall use the proceeds of the Bridge Loans to finance the development of the Mount Hope Project.

ARTICLE III
PAYMENTS

3.1          Repayment; Evidence of Debt.

(a)           The Company shall repay the outstanding principal amounts of, and pay all accrued and unpaid interest on, the Bridge Loans on the earliest of (i) 120 days after the ROD has become effective, (ii) the date on which the Securities Purchase Agreement is terminated, and (iii) January 31, 2012 (such earlier date, the “Maturity Date”).

(b)           Lender shall maintain in accordance with good commercial practice an account or accounts evidencing indebtedness of the Company to Lender resulting from each Bridge Loan from time to time, including the amounts of principal and interest payable and paid to Lender from time to time under this Agreement.  The failure of Lender to maintain any such account under this Section 2.1(b), or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Bridge Loans made to the Company by Lender in accordance with the terms of this Agreement.

(c)           Except as provided in Section 3.3, all payments of principal of, and interest on, the Bridge Loans shall be made by wire transfer to Lender at such account or accounts at a bank in the United States as Lender shall have specified by notice to the Company in Dollar funds immediately available to Lender; provided, however, that the Company may offset the obligation of Lender, if any, to pay the Company the Purchaser Break Fee against the outstanding principal amount of, and accrued and unpaid interest on, any or all of the Bridge Loans.

3.2          Prepayments.

(a)           Optional Prepayment.  The Company may at any time and from time to time prepay the outstanding principal amounts of, and accrued and unpaid interest on, the Bridge Loans, in whole or in part, without premium or penalty.  Except to the extent of the amount, if any, the Company has offset the obligation of Lender, if any, to pay the Company the Purchaser Break Fee against the outstanding principal amount of the Bridge Loans, the principal amounts prepaid on account of the Bridge Loans may be reborrowed subject to the satisfaction or waiver of the conditions precedent set forth in Article IV (including the condition that no Event of Default shall have occurred and be continuing on the date the Company delivers its Borrowing Request and on the Borrowing Date).

(b)           Mandatory Prepayment.  Subject to the Company’s rights under Section 3.1(c) or 3.3, within five Business Days following the date the Company shall have received the proceeds from any borrowing under the Bank Loan, the Company shall apply such proceeds (or such lesser amount of such proceeds as is necessary to prepay the principal of, and accrued and unpaid interest on, the Bridge Loans in full) to prepay the outstanding principal amount of, and accrued and unpaid interest on, the Bridge Loans and the applicable Commitments shall be permanently reduced by the aggregate of the principal amounts of the Bridge Loans repaid.

3.3          Option to Pay in Common Stock.

(a)           Notwithstanding anything in Section 3.1(c) or 3.2(b) to the contrary, if consented to by Lender in writing, which consent may be granted or withheld in Lender’s sole discretion, the Company may pay or prepay all or any part of the principal amount of, and accrued and unpaid interest on, the Tranche B Bridge Loans with shares of the common stock of the Company, par value $0.001 per share (“Common Stock”), but only as a final satisfaction of the principal amount of, and accrued and unpaid interest on, the Tranche B Bridge Loans.  Notwithstanding anything to the contrary herein, if any payment in Common Stock has been made under this Section 3.3, thereafter no Tranche B Bridge Loan may be borrowed hereunder.  If the Company elects to pay in Common Stock and such payment has been consented to by Lender in writing, then the Company shall issue and deliver to Lender a number of shares of Common Stock (“Bridge Loan Shares”) equal to the quotient of (i) the aggregate principal amount of, and accrued and unpaid interest on, the Tranche B Bridge Loans that the Company is paying or prepaying in Common Stock divided by (ii) the Bridge Loan Shares Price.

(b)           The “Bridge Loan Shares Price” for the shares of Common Stock, if any, issued under this Section 3.3 shall be 5-Day VWAP determined as of the sixth Business Day after public disclosure regarding the circumstances that have led to the repayment of the Bridge Loans has been made.

(c)           With respect to Bridge Loan Shares, Lender hereby acknowledges, represents, warrants and agrees to the matters set forth in Section 3.2 of the Securities Purchase Agreement; provided, however, that if Lender has received only Bridge Loan Shares and not any Offered Shares pursuant to the Securities Purchase Agreement, (i) Bridge Loan Shares shall not be “Registrable Securities” under the Securities Purchase Agreement, (ii) Lender shall have no registration rights with respect to Bridge Loan Shares under the Securities Purchase Agreement and (iii) neither the Company nor Lender shall have its respective rights or obligations under the Stockholder Agreement with respect to Bridge Loan Shares; provided, further, however, that if Lender has received Bridge Loan Shares under this Agreement and Offered Shares under the Securities Purchase Agreement, (x) Bridge Loan Shares shall be “Registrable Securities” under the Securities Purchase Agreement, (y) Lender shall have registration rights with respect to Bridge Loan Shares under the Securities Purchase Agreement and (z) each of the Company and Lender shall have its respective rights or obligations under the Stockholder Agreement with respect to Bridge Loan Shares.

(d)           If at any time after the date hereof, the Company effects any stock dividend, stock split, reverse stock split, recapitalization or reclassification affecting the

Common Stock, then the Bridge Loan Shares Price and Bridge Loan Shares (including the number and kind of shares) shall, as appropriate, be adjusted to reflect such event.

3.4          Application of Payments.  Each payment by the Company on account of the outstanding principal amount of the Bridge Loans shall be allocated among the Bridge Loans as specified by the Company by written notice to Lender with respect to such payment and, if the Company has not specified an allocation with respect to such payment, pro rata to all the Bridge Loans according to the respective outstanding principal amounts thereof immediately prior to such payment.  Each payment by the Company of interest with respect to the Bridge Loans shall be allocated among the amounts of accrued and unpaid interest on the Bridge Loans as specified by the Company by written notice to Lender with respect to such payment and, if the Company has not specified an allocation with respect to such payment, pro rata to all the amounts of accrued and unpaid interest on the Bridge Loans according to the respective amounts thereof immediately prior to such payment.  Each payment of the principal amount of the Bridge Loans shall be accompanied by accrued and unpaid interest thereon to but excluding the date of such payment.  Notwithstanding the foregoing to the contrary, following acceleration of any Bridge Loan in accordance with Article VI, all sums collected by Lender from the Company or from the proceeds of any collateral shall be applied in such order of priority to such items set forth below as Lender shall determine in its sole discretion:  (a) to the costs and expenses, including attorneys’ fees, court costs and costs of appeal, incurred in the collection of any or all of the Bridge Loans due, and (b) to any or all unpaid amounts owing pursuant to this Agreement in any order of application as Lender, in its sole discretion, shall determine.

3.5          Taxes.

(a)           Lender (or any permitted transferee of Lender) shall provide any such forms or statements that are reasonably requested by Company in order for Company to properly determine and comply with its Tax withholding and Tax information reporting requirements under applicable Law (including, without limitation, Internal Revenue Service Form W-9, W-8BEN, or W-8ECI, as may be applicable).  Such forms or statements shall be delivered by Lender (or any permitted transferee of Lender) on or before the date it becomes a party to this Agreement.  In addition, Lender (or any permitted transferee of Lender) shall deliver such new forms or statements as may be required promptly upon the obsolescence or invalidity of any form or statement previously delivered by such party.  Lender (or any permitted transferee of Lender) shall promptly notify the Company at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Company (or any other form of certification adopted by the U.S. taxing authorities for such purpose).  Notwithstanding any other provision of this paragraph, Lender (or any permitted transferee of Lender) shall not be required to deliver any form or statement pursuant to this paragraph that such party is not legally able to deliver.

(b)           The Company shall make all payments to be made by it under this Agreement without deduction for any Tax unless the Company is required by Law to deduct any such Tax from such payment; provided, that if the Company is required by Law to deduct any such Tax from such payment, then (a) the Company shall make such deductions and (b) the Company shall pay the full amount deducted to the relevant

Governmental Authority in accordance with applicable Law.  In no event shall the Company be required to pay any “additional amounts” or “gross-up” payments to Lender (or any permitted transferee of Lender) in order to compensate such party for any reduction in the net after-tax proceeds it receives as a result of any amounts deducted and withheld by the Company.

ARTICLE IV
CONDITIONS PRECEDENT

The agreement of Lender to make any extension of credit requested to be made by it hereunder on any Borrowing Date (including its initial extension of credit) is subject to the satisfaction or waiver of the following conditions:

(a)           Lender shall have received from the Company, within 30 days after the Signing Date, an executed certificate, in letter form, from Mount Hope Mines, confirming that the Lease is in good standing,

(b)           Lender shall have received from the Company a copy of the Title Reports in form and substance reasonably satisfactory to Lender showing that Mount Hope Mines, Inc. has title to the properties covered by the Title Reports and that there are no liens or encumbrances on such title beyond those which existed as referenced in the Title Opinion and the Commitment for Title Insurance issued by First American Title Insurance Company on September 26, 2007 and the Title Opinion included in the Title Reports shall provide that Lender is entitled to rely upon such Title Opinion,

(c)           Lender shall have received from the Company, within 45 days after the Signing Date, the Arcelor Consent and Waiver,

(d)           Lender shall have received from POS-Minerals an executed subordination agreement pursuant to Section 5.7 of the Eureka Moly LLC Agreement with respect to the Collateral,

(e)           Lender shall have received from the Company a duly executed Borrowing Request for such extension of credit,

(f)            the Company shall, in all material respects, have performed and complied with its covenants or agreements in the Securities Purchase Agreement, and Nevada Moly shall, in all material respects have performed and complied with its covenants and agreements in this Pledge Agreement,

(g)           no Event of Default shall have occurred and be continuing on the date the Company delivers such Borrowing Request and on the Borrowing Date,

(h)           the Securities Purchase Agreement shall not have been terminated in accordance with the provisions in Article VIII thereof, and

(i)                                     Nevada Moly shall have executed and delivered to Lender the Pledge Agreement substantially in the form attached as Exhibit E to the Securities Purchase Agreement.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Company represents and warrants to Lender that the representations and warranties set forth in Sections 2.1 (Organization and Standing), 2.3 (Authorization and Enforceability), 2.4 (No Violations; Consents), 2.5 (SEC Reports; Financial Condition; No Adverse Changes), 2.6 (Securities Laws) and 2.13 (Securities Compliance) of the Securities Purchase Agreement are true and correct in all material respects as of the date hereof, as of the date of each Borrowing Request as though made on and as of such date (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date) and as of each Borrowing Date as though made on and as of such date (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date); provided, however, that with respect to Section 2.5 of the Securities Purchase Agreement, the reference to SEC Reports shall mean the Company’s most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K, in each case file with the SEC, and that with respect to Section 2.13 of the Securities Purchase Agreement, all references to the Toronto Stock Exchange shall not apply.

ARTICLE VI
EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a)                                  The Company shall fail to pay any principal amount of any Bridge Loan or any interest on any Bridge Loan by the date the same becomes due under this Agreement, and such failure continues for more than ten Business Days thereafter,

(b)                                 The Company shall breach in any material respect any of its representations or warranties in this Agreement or shall breach or fail in any material respect to perform or comply with any of its covenants or agreements in this Agreement or the Securities Purchase Agreement, or Nevada Moly shall breach or fail in any material respect to perform or comply with any of its covenants or agreements in the Pledge Agreement, and (i) such breach cannot be cured or has not been cured within 30 days after the giving of written notice by Lender to the Company specifying such breach, or (ii) such breach, individually or in the aggregate together with all other such breaches by the Company, makes or will make the satisfaction of one or more of the conditions in Section 7.1(c) or Section 7.2(c) of the Securities Purchase Agreement impossible by the due date of such satisfaction, or

(c)                                  (i) The Company makes a general assignment for the benefit of its creditors, (ii) the Company commences a voluntary case or proceeding under any applicable bankruptcy, insolvency or reorganization Law seeking to be adjudicated a bankrupt or insolvent, (iii) the Company consents to the entry of an order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization Law, or (iv) a court of competent jurisdiction enters a decision, decree or other order, which decision, decree or other order remains unstayed and in effect for 60 days, under any Law relating to bankruptcy, insolvency or reorganization that is for relief against the Company in an involuntary case, that appoints a custodian of the Company or for a substantial part of its property or that orders the winding up or liquidation of the Company, then, and in any such event, (A) if such event is an Event of Default specified in clause (c) above, automatically the Commitments shall immediately terminate and the outstanding principal amount of the Bridge Loans (with accrued and unpaid interest thereon) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken:  (1) Lender may, by notice to the Company, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate, and (2) Lender may, by notice to the Company, declare the outstanding principal amount of the Bridge Loans (with accrued and unpaid interest thereon) to be due and payable forthwith, whereupon the same shall immediately become due and payable.

ARTICLE VII
MISCELLANEOUS

7.1                               Incorporation of Securities Purchase Agreement.  Article IX of the Securities Purchase Agreement (including the Schedule D referred to in Section 9.16 of the Securities Purchase Agreement) hereby is incorporated, mutatis mutandis, by reference into this Agreement.

7.2                               Time is of the Essence.  Time is of the essence in performance of this Agreement.

7.3                               Certain Waivers.  Except for any notices specifically required by this Agreement, the Company and all others who may become liable for the payment of all or any part of the Bridge Loans do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration).  No release of any collateral for the Bridge Loans or extension of time for payment of this Agreement or any installment hereof, and no alteration, amendment or waiver of any provision of this Agreement or the Pledge Agreement made by agreement between Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the Company, or any other Person who may become liable for the payment of all or any part of the Bridge Loans.  Lender may release any guarantor or indemnitor of the Bridge Loans from liability, in every instance without the consent of the Company hereunder, and without waiving any rights Lender may have hereunder.

7.4                               Costs of Enforcement.  Upon the occurrence and during the continuance of an Event of Default, the Company, upon demand from Lender, shall pay to Lender the amount of any and all expenses, including reasonable fees and disbursements of counsel and of any experts and court costs, which Lender incurs with respect to the exercise or enforcement of any of the rights and remedies of Lender hereunder.

[Signature page follows]

Executed as of the date first set forth above.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Lau Hon
Name:	Lau Hon
Title:	Chairman

By:	/s/ Hui Xiao
Name:	Hui Xiao
Title:	President

[SIGNATURE PAGE OF BRIDGE LOAN AGREEMENT]

SCHEDULE A
(to Bridge Loan Agreement)

Certain Definitions

“5-Day VWAP”:  As defined in the Securities Purchase Agreement.

“Arcelor Securities Agreement”:  As defined in the Securities Purchase Agreement.

“Availability Period”:  The Tranche A Availability Period or the Tranche B Availability Period, as applicable.

“Bank Loan”:  As defined in the Securities Purchase Agreement.

“Borrowing Date”:  Any Business Day specified by the Company in any Borrowing Request as a date on which the Company requests Lender to make Bridge Loans hereunder.

“Borrowing Request”:  A request made by the Company to borrow any of the Bridge Loans, substantially in the form of Exhibit A.

“Bridge Loans”:  The Tranche A Bridge Loans and the Tranche B Bridge Loans.

“Bridge Loan Shares”:  As defined in Section 3.3(a).

“Bridge Loan Shares Price”:  As defined in Section 3.3(b).

“Business Day”:  (a) For all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Beijing, China are authorized or required by Law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Tranche A Bridge Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank Eurodollar market.

“China”:  The People’s Republic of China.

“Code”:  The United States Internal Revenue Code of 1986.

“Commitment”:  The Tranche A Commitment or the Tranche B Commitment, as applicable.

“Common Stock”:  As defined in Section 3.3(a).

“Dollars”:  The lawful currency of the United States.

“Eureka Moly”: Eureka Moly, LLC, a Delaware limited liability company.

“Eureka Moly LLC Agreement”: The Amended and Restated Limited Liability Company Agreement of Eureka Moly, LLC, dated February 26, 2008, between Nevada Moly and POS-Minerals, as amended.

A-1

“Event of Default”:  Any of the events set forth in clause (a), (b) or (c) of Article VI, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Excess Interest”:  As defined in Section 2.3(e).

“Funding Account”:  An account or accounts specified by the Company in any Borrowing Request in which the Company requests Lender to wire the amount of the Bridge Loans requested pursuant to Section 2.2(c).

“Governmental Authority”:  As defined in the Securities Purchase Agreement.

“Interest Period”:  With respect to any Tranche A Bridge Loan, the period commencing on the date of borrowing for such Bridge Loan and ending on the numerically corresponding day in the month that is one month, or two, three or six months, thereafter; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day in that month (if there is one) or the preceding Business Day (if there is not) and (b) any Interest Period that commences on the last day of a month (or a day for which there is no numerically corresponding day in the last month of such Interest Period) shall end on the last Business Day of the last month of such Interest Period.  For purposes this definition, the “date of borrowing” for any Bridge Loan initially shall be the Borrowing Date for such Bridge Loan and thereafter shall be the date on which the last Interest Period for such Bridge Loan ended.

“Law”:  As defined in the Security Purchase Agreement.

“Lease”: Lease Agreement, dated effective October 19, 2005, between Mount Hope Mines, Inc. and Idaho General Mines, Inc., as amended by that certain Amendment to Lease Agreement, effective November 20, 2007.

“LIBOR”:  With respect to any Interest Period, (a) the applicable British Bankers Association Interest Settlement Rate for deposits in Dollars for a period equal or comparable to such Interest Period as published in the in The Wall Street Journal on the second Business Day prior to the first day of such Interest Period or (b) if the rate cannot be determined under clause (a), the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the respective rates quoted by at least two leading banks selected by Lender offered to leading banks for deposits in Dollars for a period equal or comparable to such Interest Period in the London interbank market at or about 11:00 a.m. (London, England time) on the second Business Day prior to the first day of such Interest Period.

“Material Adverse Effect”:  As defined in the Securities Purchase Agreement.

“Maturity Date”:  As defined in Section 3.1(a).

“Maximum Rate”:  As defined in Section 2.3(e).

“Mount Hope Mines”: Mount Hope Mines, Inc., a Colorado corporation.

A-2

“Mount Hope Project”:  As defined in the Securities Purchase Agreement.

“Net Cash Proceeds”:  In connection with the Bank Loan, the cash proceeds received by the Company thereunder, net of attorneys’ fees, other consultants’ fees, investment banking or brokerage fees, accountants’ fees, and other customary fees and expenses actually incurred in connection therewith.

“Nevada Moly”: Nevada Moly, LLC, a Delaware limited liability company.

“New York City”:  As defined in the Securities Purchase Agreement.

“Offered Shares”:  As defined in the Securities Purchase Agreement.

“Person”:  As defined in the Securities Purchase Agreement.

“Pledge Agreement”: The Pledge Agreement, dated as of the Signing Date, between Nevada Moly and Lender.

“POS-Minerals”: POS-Minerals Corporation, a Delaware corporation.

“Purchaser Break Fee”:  As defined in the Securities Purchase Agreement.

“Required Chinese Approvals”:  The approval of one or more Governmental Authorities of China required for Lender fund the Bridge Loans hereunder.

“ROD”:  As defined in the Securities Purchase Agreement.

“SEC”:  As defined in the Securities Purchase Agreement.

“SEC Reports”:  As defined in the Securities Purchase Agreement.

“Securities Purchase Agreement”:  As defined in the Recitals.

“Selection Notice”:  As defined in Section 2.3(b).

“Signing Date”:  As defined in the Preamble.

“Stockholder Agreement”:  As defined in the Recitals.

“Stockholder Approval”:  As defined in the Securities Purchase Agreement.

“Subsidiary”:  As defined in the Securities Purchase Agreement.

“Tax”:  Any present or future tax, levy, impost, duty, deduction or similar charge or withholding imposed by any Governmental Authority, including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same.

“Third Installment Election”:  As defined the Eureka Moly LLC Agreement.

A-3

“Title Reports”:  (a) an update to a current date of the Title Opinion on Mount Hope “Core Group” of Unpatented Mining Claims, Eureka County, Nevada, dated January 12, 2006, from Harris & Thompson, an association of attorneys, and (b) an updated title commitment issued by First American Title Company concerning the thirteen patented claims leased from Mount Hope Mines pursuant to the Lease.

“Tranche 2 Closing Date”:  As defined in the Securities Purchase Agreement.

“Tranche A Availability Period”:  The period beginning on the date 30 days after the Signing Date to and including the earlier of (a) the Maturity Date and (b) the date the Company first receives the proceeds of any borrowing under the Bank Loan.

“Tranche A Bridge Loans”:  As defined in Section 2.1(a).

“Tranche A Commitment”:  As defined in Section 2.1(a).

“Tranche B Availability Period”:  The period beginning on the date that is five Business Days after the Stockholder Approval shall have been obtained, to and including the earliest of (a) the Tranche 2 Closing Date, (b) the Maturity Date and (c) the date the Company first receives the proceeds of any borrowing under the Bank Loan.

“Tranche B Bridge Loans”:  As defined in Section 2.1(b).

“Tranche B Commitment”:  As defined in Section 2.1(b).

“United States” or “U.S.” or “U.S.A.”:  The United States of America.

“US$”:  Dollars.

A-4

EXHIBIT A
(to Bridge Loan Agreement)

Form of Borrowing Request

Date:                        ,

To:                              [                                                      ], Lender

Ladies and Gentlemen:

Reference is made to the Bridge Loan Agreement, dated as of [                             ], 2010 (as amended, supplemented or otherwise modified from time to time, the “Bridge Loan Agreement”), between the Company and Lender.  Unless otherwise defined herein, terms defined in the Bridge Loan Agreement and used herein shall have the meanings given to them in the Bridge Loan Agreement.

The Company hereby requests a borrowing of Bridge Loans, as follows:

1.	Bridge Loan	[specify Tranche A Bridge Loan or Tranche B Bridge Loan, as applicable]

2.	Borrowing Date	[a Business Day during the applicable Availability Period]

3.	Principal Amount Requested	US$[ ] [US$100,000 or a whole multiple of US$100,000 in excess thereof (or, if the then Commitment therefor is less than US$100,000 or such incremental amount, such lesser amount)]

[4.]	[Interest Period]	[one month, or two, three or six months] [applicable to Tranche A Bridge Loans only]

The proceeds of the requested Bridge Loan are to be wired in accordance with Section 2.2(c) of the Bridge Loan Agreement as follows:  [specify bank and Funding Account details]

The Company hereby confirms that each condition set forth in Article IV of the Bridge Loan Agreement is satisfied on the date of this Borrowing Request.

Yours truly,

General Moly, Inc.

By:
[Authorized Signatory]

A-1

Annex D

EXECUTION VERSION

PLEDGE AGREEMENT

BETWEEN

NEVADA MOLY, LLC

AND

HANLONG (USA) MINING INVESTMENT, INC.

Dated as of March 4, 2010

TABLE OF CONTENTS

1.	Incorporation of Other Definitions	1

2.	Security Interest	1
	2.1 Grant of Security Interest	1
	2.2 Security for Secured Obligations	2
	2.3 Nevada Moly Remains Liable	2

3.	Representations and Warranties	3

4.	Covenants	5
	4.1 Limitations on Transfers and Liens	5
	4.2 Adverse Claims	5
	4.3 Notice of Liens	5
	4.4 Further Assurances	5
	4.5 Merger, Etc	6
	4.6 Changes to Organizational Documents; Waivers	6
	4.7 Certain Changes	6
	4.8 Uncertificated Securities	6

5.	Remedies, Powers and Authorizations	6
	5.1 Provisions Concerning the Collateral	6
	5.2 Default Remedies	7
	5.3 Application of Proceeds	8
	5.4 Deficiency	8
	5.5 Other Recourse	8
	5.6 Exercise of Rights	8
	5.7 Private Sale of the Collateral	9
	5.8 Release of Security and Termination of Pledge Agreement	9
	5.9 Limitation on Rights and Waivers	9
	5.10 Costs of Enforcement	9

6.	Non-Borrower Pledgor Provisions	10
	6.1 Rights of Lender	10
	6.2 Nevada Moly’s Waivers	10
	6.3 Information Regarding the Company and the Collateral	11

7.	Miscellaneous	11

D-i

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”), dated March 4, 2010 (the “Signing Date”), is between Nevada Moly, LLC, a Delaware limited liability company (“Nevada Moly”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation (“Lender”).

Recitals

A.                                   General Moly, Inc., a Delaware corporation (the “Company”), and Lender have entered into a bridge loan agreement, dated the Signing Date (the “Bridge Loan Agreement”).

B.                                     Lender is willing to enter into the Bridge Loan Agreement only if Nevada Moly executes and delivers this Pledge Agreement.  Nevada Moly is a wholly owned subsidiary of the Company and by executing and delivering this Pledge Agreement, Nevada Moly acknowledges that it will benefit from the loans to be made under the Bridge Loan Agreement.

In consideration of the mutual covenants contained in this Pledge Agreement, the parties, intending to be legally bound, agree as follows:

Agreement

1.                                      Incorporation of Other Definitions.  Reference is hereby made to the Bridge Loan Agreement for a statement of the terms thereof.  All capitalized terms used in this Pledge Agreement that are defined in the Bridge Loan Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.  All terms used in this Pledge Agreement that are defined in the Uniform Commercial Code as enacted from time to time in the State of New York (the “UCC”) and not otherwise defined herein or in the Bridge Loan Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

2.                                      Security Interest.

2.1                               Grant of Security Interest.  Nevada Moly hereby pledges to Lender, and hereby grants to Lender a security interest in, all of Nevada Moly’s right, title and interest in and to the following items, whether now owned or hereafter acquired by Nevada Moly (all of the following, collectively, the “Collateral”):

(a)                                  limited liability company ownership interests in Eureka Moly, LLC, a Delaware limited liability company (“Eureka Moly”), representing a 10% Percentage Interest (as defined in that certain Amended and Restated Limited Liability Company Agreement of Eureka Moly, dated February 26, 2008, as amended by that certain Amendment No. 1 to Limited Liability Company Agreement, dated October 28, 2008, and as amended by that certain Amendment No. 2 to Limited Liability Company Agreement, dated January 20, 2010 (collectively, the “Eureka Moly LLC Agreement”)) (the “10% Interest”),

(b)                                 any and all rights of Nevada Moly to receive distributions or payments from Eureka Moly in connection with the 10% Interest,

(c)                                  any and all voting and other consensual rights of Nevada Moly of, in, or with respect to Eureka Moly with respect to the 10% Interest, as an owner of the 10% Interest, and whether provided for under the Eureka Moly LLC Agreement or Eureka Moly’s other organizational documents (the “Organizational Documents”) or applicable Law (the “Consensual Rights”),

(d)                                 all other rights of and benefits to Nevada Moly of any nature arising or accruing under the Organizational Documents with respect to the 10% Interest,

(e)                                  all options, subscriptions or warrants to acquire such additional interests in Eureka Moly with respect to the 10% Interest, and

(f)                                    all of the proceeds (as such term is defined in the UCC), interest, profits, and other payments or rights to payment attributable to such interests, including all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise made with respect to or in exchange for such interests, and all proceeds of any and all of the foregoing (collectively, the “Proceeds”).

2.2                               Security for Secured Obligations.  This Pledge Agreement secures the payment of (all of the following, collectively, the “Secured Obligations”):  (a) all indebtedness, obligations and liabilities of the Company now or hereafter existing under the Bridge Loan Agreement, whether for principal, interest, expenses or otherwise, and under the Securities Purchase Agreement with respect to the Company Break Fee (as defined in the Securities Purchase Agreement), and (b) all indebtedness, obligations and liabilities of Nevada Moly now or hereafter existing under this Pledge Agreement.

2.3                               Nevada Moly Remains Liable.  The granting of any Lien (as defined below) under this Pledge Agreement does not make Lender a successor to Nevada Moly as a member of Eureka Moly, and Lender shall not be deemed to have become a member of Eureka Moly by accepting this Pledge Agreement or exercising any right granted herein unless and until such time, if any, when Lender becomes a member of Eureka Moly pursuant to the Organizational Documents after a foreclosure upon the Collateral.  Anything herein to the contrary notwithstanding (except to the extent, if any, debts or obligations arise after the date Lender becomes a member of Eureka Moly pursuant to the Organizational Documents), Lender shall not be deemed to have assumed or otherwise become liable for any debts or obligations of Eureka Moly or of Nevada Moly to or under the Organizational Documents, and the definition of “Collateral” under Section 2.1 shall be deemed modified, if necessary, to prevent any such assumption or other liability.  For purposes of Section 14.5(f) of the Eureka Moly LLC Agreement, Lender hereby acknowledges and consents to the terms of Section 14.5 of the Eureka Moly LLC Agreement and acknowledges and agrees that the exercise of its rights and remedies hereunder is subject to the applicable provisions of the Eureka Moly LLC Agreement and shall execute such further written acknowledge and consent in favor of POS-Minerals as Nevada Moly shall reasonably require for purposes of such Section 14.5.  For purposes of this Agreement, “Lien” means any lien, encumbrance, security interest, mortgage, charge or pledge of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement or any lease in the nature thereof.

3.                                      Representations and Warranties.  Nevada Moly hereby represents and warrants as follows:

(a)                                  Nevada Moly has the limited liability company power and authority to execute, deliver and perform this Pledge Agreement and has taken all necessary limited liability company action to authorize the execution, delivery and performance by it of this Pledge Agreement.  Assuming the due execution and delivery of this Pledge Agreement by Lender, this Pledge Agreement constitutes a legal, valid and binding obligation of Nevada Moly, enforceable against Nevada Moly in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)                                 Nevada Moly (i) is the sole record and the beneficial owner of the Collateral, and (ii) except as set forth in the Organizational Documents or this Pledge Agreement, has not sold, assigned, encumbered, pledged, granted a security interest in or otherwise transferred any interest in the Collateral.  No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender related to this Pledge Agreement and such as may have been filed in favor of POS-Minerals under the Organizational Documents.  Except as may be changed from time to time under Section 4.7, (iii) Nevada Moly’s exact full legal name is as set forth in the first paragraph of this Pledge Agreement, and (iv) Nevada Moly has not, since its formation, been known by or used any other limited liability company or fictitious name.

(c)                                  The execution, delivery and performance of this Pledge Agreement by Nevada Moly will not cause a violation of, or a default under, (i) the Organizational Documents, (ii) any mortgage, lease or other agreement to which Nevada Moly is a party or by which any of its assets is subject, or (iii) any Law of any Governmental Authority to or by which Nevada Moly or its assets are subject, in each case of clause (i), (ii) and (iii) above as would have a material adverse effect on the ability of Nevada Moly to perform its obligations under this Pledge Agreement.  The execution, delivery and performance of this Pledge Agreement by Nevada Moly will not cause a dissolution or other termination of Nevada Moly or Eureka Moly.

(d)                                 Subject to Lender’s compliance with the filing requirements under the UCC and Lender’s receipt from POS-Minerals of an executed subordination agreement pursuant to Section 5.7 of the Eureka Moly LLC Agreement, this Pledge Agreement creates a valid and binding, first priority security interest in the Collateral, which security interest secures all of the Secured Obligations, and is enforceable against Nevada Moly, all creditors of Nevada Moly and any Person purporting to purchase or otherwise acquire any Collateral from Nevada Moly.  Subject to Lender’s compliance with the filing requirements under the UCC and Lender’s receipt from POS-Minerals of an executed subordination agreement pursuant to Section 5.7 of the Eureka Moly LLC Agreement, and to the extent a first priority security interest in the Collateral can be perfected under the UCC by such filing, the filing of a UCC-1 financing statement with the Delaware Secretary of State pursuant to the applicable provisions of the UCC, will perfect Lender’s security interest hereunder in the Collateral securing the Secured Obligations.

(e)                                  The Collateral (i) is not dealt in or traded on securities exchanges or in securities markets, (ii) does expressly provide that they are a security governed by Article 8 of the UCC, and (iii) is not held in a securities account.

(f)                                    Subject to the accuracy of Lender’s representations and warranties in the Securities Purchase Agreement and Lender’s receipt from POS-Minerals of an executed subordination agreement pursuant to Section 5.7 of the Eureka Moly LLC Agreement, no approval by, authorization of, or filing with any Governmental Authority or any other Person is required to be obtained or made by Nevada Moly (i) for the execution, delivery and performance by Nevada Moly of this Pledge Agreement or (ii) to perfect the security interests granted herein, except the filing of a UCC-1 financing statement with the Delaware Secretary of State pursuant to the applicable provisions of the UCC, or to the extent a first priority security interest in the Collateral cannot be perfected under the UCC by such filing, such other manner of perfection as is provided under applicable Law.

(g)                                 True correct and complete copies of the Organizational Documents have been delivered to Lender.  The Organizational Documents are in full force and effect, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights generally and subject to general principles of equity.  The Organizational Documents have not been terminated, suspended or rescinded by Nevada Moly or, to the knowledge of the Nevada Moly, by POS-Minerals.  Other than the Contribution Agreement (as defined in the Securities Purchase Agreement), the Organizational Documents, the Third Installment Election and any agreement, document or instrument executed and delivered pursuant thereto, there are no material written agreements between Nevada Moly or the Company, on the one hand, and POS-Minerals or its Affiliates (as defined in the Securities Purchase Agreement), on the other hand, concerning the matters set forth in the Organizational Documents.  Nevada Moly and the Company are in full compliance with their representations, warranties and obligations to Eureka Moly and not in default in the performance of any covenant or obligation under the Organizational Documents in circumstances that would permit POS-Minerals to terminate the Organizational Documents, and, to the knowledge of Nevada Moly, POS-Minerals is not in default in the performance of any covenant or obligation under the Organizational Documents in circumstances that would permit Nevada Moly to terminate the Organizational Documents.

(h)                                 The Company is the sole owner of one hundred percent of the limited liability company ownership interests in Nevada Moly.  Nevada Moly shall receive a substantial benefit by Lender making the loans to be made under the Bridge Loan Agreement.

4.                                      Covenants.

4.1                               Limitations on Transfers and Liens.

(a)                                  Nevada Moly shall not Transfer (for purposes of this Section 4.1, as defined in the Eureka Moly LLC Agreement) any of the Collateral or admit any new or substitute member into Eureka Moly with respect to any such Transfer, in each case, except for any Transfer required or permitted under this Pledge Agreement.  Nevada Moly shall not Transfer any of its other limited liability company ownership interests in Eureka Moly or admit any new or substitute member into Eureka Moly with respect to such Transfer, if such Transfer results in causing Lender’s exercise of its rights to foreclose on the 10% Interest under this Pledge Agreement to be a Transfer that is not permitted by Section 14.1 of the Eureka Moly LLC Agreement.

(b)                                 Nevada Moly shall not create, incur, assume or permit to exist any Lien on the Collateral, except, in each case, for the following (each, a “Permitted Lien”): (i) Liens created by this Pledge Agreement or permitted under the Securities Purchase Agreement or the Bank Loan, (ii) Liens created by the Organizational Documents, (iii) Liens imposed by Law for Taxes that are not yet due or are being contested in good faith by appropriate proceedings, (iv) carriers’, warehousemen’s, materialmen’s, repairmen’s, landlords’, suppliers’, processors’ and other Liens imposed by Law incurred in the ordinary course of business, (v) Liens arising by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off, netting or similar rights and remedies a to deposit, securities and commodities accounts, (vi) Liens in favor of customs and revenue authorities arising by operation of Law to secure payment of customs duties in connection with the import or export of goods, (vii) Liens of a collection bank arising under Section 4-210 of the UCC, and (viii) Liens arising out of conditional sale, title retention, consignment or similar arrangements, or by way of contract that secures any agreement, for the sale of goods and services.  To the extent provided for under applicable Law, all of the Permitted Liens (other than those described in clause (i)) shall be subject and subordinate to the Lien of this Pledge Agreement.

4.2                               Adverse Claims.  Nevada Moly shall defend, at Nevada Moly’s cost, Nevada Moly’s title and the existence of Lender’s security interest in and to the Collateral against all adverse claims, except for Permitted Liens described in clauses (i) and (ii).

4.3                               Notice of Liens.  Nevada Moly shall promptly notify Lender, in writing, of the creation, incurrence or assumption by Nevada Moly of any Lien (other than any Permitted Lien) upon or against all or any portion of the Collateral.

4.4                               Further Assurances.  Nevada Moly shall, as Lender may reasonably request from time to time, furnish further reasonable assurance of its title with respect to the Collateral, execute any written agreement or do any other act reasonably necessary to effectuate the purposes and provisions of this Pledge Agreement and execute any instrument or statement required by Law or otherwise in order to perfect, continue or terminate the security interest of Lender in the Collateral.

4.5                               Merger, Etc.  Without the prior written consent of Lender, Nevada Moly shall not cause or allow Eureka Moly at any time, to (and, without limiting the foregoing, will not vote to enable, or take any other action to permit, Eureka Moly to) purchase, redeem or cancel any of the 10% Interest, or merge into, or merge or consolidate with, any Person or cause itself to dissolve or liquidate all of its assets, except, in each case, to the extent (a) permitted by the Securities Purchase Agreement, (b) such event shall not have an adverse effect on the security interest granted to Lender under this Pledge Agreement, and (c) that Nevada Moly shall have delivered to Lender such financing statements and other documents, if any, as Lender may reasonably require in connection therewith in order to perfect and continue the security interest of Lender in the Collateral.

4.6                               Changes to Organizational Documents; Waivers.  Except for amendments, modifications, or waivers in connection with any transaction permitted under, or contemplated by, the Security Purchase Agreement (including the Third Installment Election and the Bank Loan), any transaction permitted under Section 4.5 or 4.7, or as required by Law or any Governmental Authority, without the prior written consent of Lender, Nevada Moly shall not amend, modify or waive any of the provisions of the Organizational Documents in a manner that adversely affects the Lender’s security interest in the Collateral or the exercise by Lender of its rights and remedies under this Pledge Agreement with respect to the Collateral.

4.7                               Certain Changes.  Nevada Moly will not change its name or state of formation and no change will be made in the principal place of business of Nevada Moly except upon at least thirty (30) days’ prior notice to Lender (or such shorter period as is acceptable to Lender) and the delivery to Lender of such financing statements and other documents as Lender may reasonably require in connection therewith.

4.8                               Uncertificated Securities.  Nevada Moly shall not allow the Collateral to be evidenced by certificates, to be dealt in or traded on securities exchanges or in securities markets, to be governed by Article 8 of the UCC, or to be placed in a securities account.

5.                                     Remedies, Powers and Authorizations.

5.1                               Provisions Concerning the Collateral.

(a)                                  Additional Filings.  Nevada Moly hereby authorizes Lender to file, without the signature of Nevada Moly where permitted by Law, one or more financing or continuation statements, and amendments thereto, covering the Collateral.

(b)                                 Lender Appointed Attorney-in-Fact.  Nevada Moly hereby irrevocably appoints Lender as Nevada Moly’s attorney-in-fact and proxy, with full authority in the place and stead of Nevada Moly and in the name of Nevada Moly or otherwise to take any action, and to execute any instrument, which Lender reasonably deems required to accomplish the purposes of this Pledge Agreement, including any action or instrument:  (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or with respect to any of the Collateral, (ii) to receive, indorse and collect any drafts or other instruments or documents with respect to any of the Collateral, (iii) to enforce any obligations included among the

Collateral, (iv) to exercise all Consensual Rights with respect to the 10% Interest (to the maximum extent permitted by Law and the Organizational Documents) as if Lender were the sole record and beneficial owner of the 10% Interest and (v) to file any claims or take any action or institute any proceedings that Lender may deem necessary for the collection of any of the Collateral or otherwise to enforce, perfect, or establish the priority of the rights of Lender with respect to any of the Collateral; provided, however, that Lender shall have no authority to act as Nevada Moly’s attorney-in-fact under this Section 5.1(b) unless an Event of Default shall have occurred and is continuing.  Nevada Moly hereby acknowledges that such power of attorney and proxy are coupled with an interest, and are irrevocable.

(c)                                  Collection Rights.  Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify (or require Nevada Moly to notify) any or all Persons (including Eureka Moly) obligated to make payments which are included among the Collateral (whether accounts, general intangibles, dividends, distribution rights, or otherwise) of the assignment thereof to Lender under this Pledge Agreement and to direct such obligors to make payment of all amounts due or to become due to Nevada Moly thereunder directly to Lender and, upon such notification and at the expense of Nevada Moly and to the extent permitted by Law, to enforce collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Nevada Moly could have done.

5.2                               Default Remedies.  If an Event of Default shall have occurred and is continuing, Lender may: (a) exercise with respect to the Collateral, in addition to any other rights and remedies provided for herein, under the Bridge Loan Agreement or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and such additional rights, powers, privileges and remedies to which a secured party is entitled under the Laws in effect in any jurisdiction where any rights, powers privileges and remedies hereunder may be asserted, including the right, to the maximum extent permitted by Law and the Organizational Documents, to exercise all Consensual Rights as if Lender were the sole record and beneficial owner of the 10% Interest, (b) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure, (c) dispose of, at its office, on the premises of Nevada Moly or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Lender’s power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral, (d) buy the Collateral, or any part thereof, at any public sale, (e) buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, (f) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Nevada Moly hereby consents to any such appointment, and (g) at its discretion, retain the Collateral in satisfaction of the Secured Obligations whenever the circumstances are such that Lender is entitled to do so under the UCC or otherwise.  Nevada Moly agrees that, to the extent notice of sale shall be required by Law, at least 10 days’ notice to Nevada Moly of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

5.3                               Application of Proceeds.  If an Event of Default shall have occurred and be continuing, Lender may in its discretion apply any cash held by Lender as Collateral, and any cash proceeds received by Lender with respect to any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Lender may elect:  (a) to the payment or other satisfaction of any Liens or adverse claims upon or against any of the Collateral, (b) to the satisfaction of any Secured Obligation, (c) to the payment of any other amounts required by applicable Law (including any provision of the UCC), and (d) by delivery to Nevada Moly or to whomever shall be lawfully entitled to receive the same.

5.4                               Deficiency.  In the event that the proceeds of any sale, collection or realization of or upon Collateral by Lender are insufficient to pay all Secured Obligations and any other amounts to which Lender is legally entitled, Nevada Moly shall be liable for the deficiency, together with interest thereon as provided in the Bridge Loan Agreement or (if no interest is so provided) at such other rate as shall be fixed by applicable Law, together with the costs of collection and the reasonable fees of any attorneys employed by Lender to collect such deficiency.

5.5                               Other Recourse.  Nevada Moly waives any right to require Lender to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, or to have any other liable party joined with Nevada Moly in any arbitration or suit arising out of the Secured Obligations or this Pledge Agreement, or pursue any other remedy in Lender’s power.  Nevada Moly further waives any and all notice of acceptance of this Pledge Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any other liable party from time to time.  Nevada Moly further waives any defense arising by reason of any disability or other defense of any other liable party or by reason of the cessation from any cause whatsoever of the liability of any other liable party.  This Pledge Agreement shall continue until all of the Secured Obligations shall have been paid in full irrespective of the fact that the liability of the Company may have ceased and irrespective of the validity or enforceability of the Bridge Loan Agreement, and notwithstanding any reorganization, bankruptcy or any other event or proceeding affecting the Company.  Until all of the Secured Obligations shall have been paid in full, Nevada Moly shall have no right to subrogation and Nevada Moly waives the right to enforce any remedy that Lender has or may hereafter have against the Company, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Lender.

5.6                               Exercise of Rights.  So long as Lender has not exercised remedies with respect to the Collateral under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default, Nevada Moly shall have the right to exercise all Consensual Rights and other rights with respect to the Collateral (except as limited by the Securities Purchase Agreement or this Pledge Agreement) and to receive all interest, profits, payments, distributions, instruments, options, subscriptions, warrants, interest, profits, and other payments or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral.

5.7                               Private Sale of the Collateral.  Nevada Moly recognizes that Lender may deem it impracticable to effect a public sale of all or any part of the Collateral and that Lender may, therefore, determine to make one or more private sales of the Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the same for their own account, for investment and not with a view to the distribution or resale thereof.  Nevada Moly acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner.  Nevada Moly further acknowledges and agrees that any offer to sell any Collateral that has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York City (to the extent that such an offer may be so advertised without prior registration under the Securities Act of 1933, as amended (the “Securities Act”)), or (b) made privately in the manner described above to not less than 15 bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9.610(c) of the UCC (or any successor or similar, applicable statutory provision), notwithstanding that such sale may not constitute a “public offering” under the Securities Act and that Lender may, in such event, bid for the purchase of such Collateral.  Any sale of the Collateral shall be conducted in accordance with all applicable securities and other Laws then in effect.

5.8                               Release of Security and Termination of Pledge Agreement.  This Pledge Agreement and the security interest created in the Collateral shall terminate and the Collateral shall be released when all of the Secured Obligations have been paid in full.  Lender hereby appoints Nevada Moly the attorney-in-fact of Lender for the purpose of carrying out the provisions of this Section 5.8 and taking any action and executing any instrument that Nevada Moly may deem necessary or advisable to accomplish the purposes thereof, which appointment, being coupled with an interest, is irrevocable.

5.9                               Limitation on Rights and Waivers.  All rights, powers and remedies herein conferred shall be exercisable by Lender only to the extent not prohibited by applicable Law or the Organizational Documents; and all waivers and relinquishments of rights and similar matter shall only be effective to the extent such waivers or relinquishments are not prohibited by applicable Law.

5.10                        Costs of Enforcement.  Upon the occurrence and during the continuance of an Event of Default, Nevada Moly, upon demand from Lender, shall pay to Lender the amount of any and all expenses, including reasonable fees and disbursements of counsel and of any experts and court costs, which Lender incurs with respect to the exercise or enforcement of any of the rights and remedies of Lender hereunder.

6.                                      Non-Borrower Pledgor Provisions.

6.1                               Rights of Lender.  Nevada Moly’s obligations under this Pledge Agreement shall not be released, discharged or otherwise affected by Lender:

(a)                                  Altering any Secured Obligations described in clause (a) of the definition thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, all or any part of any Secured Obligations,

(b)                                 Taking and holding security for any Secured Obligations, accepting additional or substituted security therefor, and subordinating, exchanging, enforcing, waiving, releasing, compromising, failing to perfect, and selling or otherwise disposing of any such security,

(c)                                  Applying any payments or recoveries from the Company or any guarantor of any Secured Obligations or any other source, and any proceeds of any security, to the Secured Obligations in such manner, order and priority as Lender may elect, whether or not those obligations are secured at the time of the application,

(d)                                 Releasing the Company, any guarantor or any other Person of its liability for all or any part of any Secured Obligations,

(e)                                  Substituting, adding, or releasing any one or more guarantors or endorsers of any Secured Obligations, and

(f)                                    Extending other credit to the Company, and taking and holding security for such credit.

6.2                               Nevada Moly’s Waivers.  Nevada Moly waives:

(a)                                  Any right it may have to require Lender to proceed against the Company or any other Person, proceed against or exhaust any security held from the Company or any other Person, or pursue any other remedy in Lender’s power to pursue,

(b)                                 Any defense based on any claim that Nevada Moly’s obligations exceed or are more burdensome than those of the Company,

(c)                                  Any defense based on (i) any legal disability of the Company or any other Person, (ii) any release, discharge, modification, impairment, or limitation of the liability of the Company or any other Person to Lender from any cause, whether consented to by Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships (“Insolvency Proceeding”), and (iii) any rejection or disaffirmance of all or any part of any Secured Obligation, or any security therefor, in any such Insolvency Proceeding,

(d)                                 Any defense based on any action taken or omitted by Lender in any Insolvency Proceeding involving the Company, including any election to have Lender’s claim allowed as being secured, partially secured or unsecured, any extension of credit by

Lender to the Company in any Insolvency Proceeding, and the taking and holding by Lender of any security for any such extension of credit,

(e)                                  All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind,

(f)                                    Any defense based on or arising out of any defense that the Company may have to the payment or performance of all or any part of any Secured Obligation,

(g)                                 Any defense based on the unenforceability or invalidity of any collateral assignment or guaranty with respect to any Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any Lien (other than the Lien of this Agreement) which secures any Secured Obligation, and

(h)                                 Any failure of Lender to marshal assets in favor of Nevada Moly or any other Person.

6.3                               Information Regarding the Company and the Collateral.  Nevada Moly warrants and agrees that Nevada Moly has not relied, and will not rely, on any representations and warranties by Lender to Nevada Moly with respect to the creditworthiness of the Company or the prospects of repayment of any Secured Obligation from sources other than the Collateral.  Before signing this Pledge Agreement, Nevada Moly will have investigated the financial condition and business operations of the Company, the present and former condition, uses and ownership of the Collateral, and such other matters as Nevada Moly may deem appropriate to assure itself of the Company’s ability to discharge its obligations under or with respect to the Secured Obligations.  Nevada Moly assumes full responsibility for such due diligence, as well as for keeping informed of all matters which may affect the Company’s ability to pay and perform its obligations to Lender.  Lender has no duty to disclose to Nevada Moly any information which Lender may have or receive about the Company’s financial condition or business operations, the condition or uses of any of the Collateral, or any other circumstances bearing on the Company’s ability to perform.  Nevada Moly is familiar with and acknowledges the terms and conditions of the Bridge Loan Agreement.

7.                                      Miscellaneous.  Article IX of the Securities Purchase Agreement (including the Schedule 4 referred to in Section 9.16 of the Securities Purchase Agreement) hereby is incorporated, mutatis mutandis, by reference into this Pledge Agreement; provided, however, that all notices, requests, consents and other communications hereunder to Nevada Moly shall be deemed given and received if given to Nevada Moly at the address and in the manner specified for the Company under Section 9.1 of the Securities Purchase Agreement.

[Signature page follows]

This Pledge Agreement has been executed and delivered to be effective as of the Signing Date.

NEVADA MOLY:

NEVADA MOLY, LLC, a Delaware limited liability company

By:	/s/ Bruce D. Hansen
Bruce D. Hansen
Chief Executive Office

LENDER:

HANLONG (USA) MINING INVESTMENT, INC., a Delaware corporation

By:	/s/ Lau Hon
Name:	Lau Hon
Title:	Chairman

By:	/s/ Hui Xiao
Name:	Hui Xiao
Title:	President

[SIGNATURE PAGE OF PLEDGE AGREEMENT]

Annex E

FORM OF

STOCKHOLDER AGREEMENT

BETWEEN

GENERAL MOLY, INC.

AND

HANLONG (USA) MINING INVESTMENT, INC.

Dated as of                         , 2010

E-i

ARTICLE IX TERMINATION		9

ARTICLE X NOTICES		9
10.1	Notices	9

ARTICLE XI MISCELLANEOUS		11
11.1	Entire Agreement	11
11.2	Amendments	11
11.3	Parties in Interest	11
11.4	Specific Performance	11
11.5	Governing Law; Language	11
11.6	Waiver of Jury Trial	11
11.7	Severability	12
11.8	Headings and Captions	12
11.9	Interpretation	12
11.10	No Waiver of Rights, Powers and Remedies	13
11.11	Counterparts	13
11.12	Rules of Construction	13
11.13	Dispute Resolution	13

E-ii

STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this “Agreement”), dated                          , 2010, is between General Moly, Inc., a Delaware corporation (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation (“Hanlong”).

RECITALS

A.            Pursuant to a Securities Purchase Agreement, dated as of March 4, 2010, between the Company and Hanlong (the “Securities Purchase Agreement”), Hanlong has acquired beneficial ownership of a number of the shares of Common Stock so that the Hanlong Ownership Percentage equals 12.5% and, subject to certain terms and conditions, Hanlong will acquire additional shares of Common Stock so that following the purchase of such shares the Hanlong Ownership Percentage will equal 25% and Hanlong shall have the right to maintain that ownership percentage on the terms of the Securities Purchase Agreement.

B.            The Securities Purchase Agreement contemplates that the Company will enter into a loan agreement with a Prime Chinese Bank for $665,000,000 (the “Bank Loan”) which will be guaranteed by one or more of Hanlong and its Affiliates.

C.            The parties are entering into this Agreement pursuant to the Securities Purchase Agreement.

In consideration of the mutual covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
CERTAIN DEFINITIONS

Terms used herein shall have the respective meanings set forth in Schedule A.

ARTICLE II
ACQUISITION OF EQUITY SECURITIES OR RIGHTS;
OTHER COVENANTS

2.1          Limits on Acquisitions.  Except as specifically permitted by this Agreement (including Section 2 and Section 6), the Hanlong Parties shall not, and shall not suffer or permit any of their Affiliates to, acquire beneficial ownership of any Shares (an “Acquisition”) if the Hanlong Parties and their Affiliates immediately after such Acquisition would beneficially own, in the aggregate, Equity Securities constituting more than the Maximum Percentage.  If the Hanlong Parties are in breach of the first sentence of this Section 2.1, then the Hanlong Parties shall, as promptly as practicable and in a manner consistent with Section 5, dispose of a number of Shares sufficient to cause the Hanlong Parties not to be in breach of the first sentence of this Section 2.1.

2.2          Permitted Acquisition.  No Hanlong Party shall be in breach of Section 2.1 solely because such Hanlong Parties and their respective Affiliates become the beneficial owners of a number of Equity Securities exceeding the Maximum Percentage after and solely because of (a) any action taken by the Company or any Affiliate of the Company (including the repurchase or redemption by the Company or any of its Affiliates of Equity Securities or Rights, the issuance of Equity Securities or Rights, including pursuant to an offer by the Company or any of its Affiliates to its security holders of rights to subscribe for Equity Securities, the expiration of Rights, or the declaration by the Company of a dividend in respect of any class of Equity Securities payable at the election of such security holders either in cash or in Equity Securities) in respect of which no Hanlong Party or Affiliate thereof shall have taken any action except as permitted to be taken by holders of Equity Securities or Rights in their capacities as such (including as a result of action taken by the Company or any of its Affiliates, as a result of action taken in accordance with Article VI, an election not to tender any of such Hanlong Party’s Equity Securities pursuant to any such offer to repurchase or redeem, an election to purchase Equity Securities or Rights pursuant to any such subscription offer or an election to be paid a dividend in respect of the Shares in Equity Securities or Rights instead of cash) or (b) the exercise by Hanlong of its rights to acquire Equity Securities of the Company pursuant to any provisions of the Securities Purchase Agreement, including Sections 6.4(d) and 8.5 of the Securities Purchase Agreement or (c) stock issued to the Hanlong Parties under the terms of the Bridge Loan Agreement; provided, however, that the Hanlong Parties shall be in breach of Section 2.1 if the Hanlong Parties and their Affiliates subsequently acquire additional Equity Securities other than as a result of the actions described in this Section 2.2 and their ownership after such acquisition would exceed the Maximum Percentage.

2.3          Prohibited Actions.  Except as specifically permitted by Article VI, each Hanlong Party shall not, and such Hanlong Party shall not permit any of its Affiliates to:

(a)           solicit proxies with respect to Equity Securities or become a participant in a solicitation of proxies with respect to Equity Securities, in either case within the meaning of Regulation 14A under the Exchange Act, except that any director of the Company may solicit proxies on behalf of the Company or the Hanlong Parties may participate in a solicitation of proxies by the Company, to be voted in accordance with the recommendation of the Board in each case;

(b)           form, join, participate in or otherwise encourage the formation of any Group with respect to Equity Securities if the combined Equity Securities beneficially owned by the Hanlong Parties, their Affiliates and such Group would exceed the Maximum Percentage;

(c)           deposit any Shares in any voting trust or subject any Shares to a voting agreement or other arrangement, as a method of evading or attempting to evade the requirements of this Agreement;

(d)           solicit or encourage an Offer from a Person other than a Hanlong Party or any of their Affiliates; or

(e)           call a meeting of the Company’s stockholders, make a proposal for consideration by the Company’s stockholders (except to the Board), or vote or consent to an amendment of the Company’s charter documents or bylaws (except as permitted by this Agreement).

2.4          Affiliates.  If an Affiliate of a Hanlong Party that has not previously delivered to the Company an undertaking pursuant to this Agreement acquires beneficial ownership of any Equity Securities after the date hereof, the Hanlong Parties shall promptly cause such Affiliate to deliver to the Company an undertaking to be bound by all provisions of this Agreement applicable to the Hanlong Parties.  Each Hanlong Party represents that all such Affiliates, if any, are a party to this Agreement.

ARTICLE III
VOTING, APPRAISAL RIGHTS

3.1          Voting.  Each Hanlong Party shall cause one or more individuals duly authorized by it to vote all of such Hanlong Party’s Shares to be present at all meetings of the stockholders of the Company at which such Hanlong Party shall be entitled to vote, or shall cause proxies to be present at all such meetings, so as to enable all of such Hanlong Party’s Shares to be counted for quorum purposes.  Each Hanlong Party shall cause all of such Hanlong Party’s Shares to be voted:  (a) with respect to any matter submitted for approval by the stockholders of the Company (except those matters described in clause (b) or (c) of this Section 3.1), in such Hanlong Party’s sole discretion, either (i) in the manner recommended by a majority of the Board or (ii) in the same proportion as the holders of the remaining Equity Securities vote with respect to such matter, (b) against any merger, consolidation, recapitalization, dissolution or sale of all or substantially all of the assets of the Company not approved by the Board, and (c) in accordance with the recommendation of the Board with respect to the election, removal or replacement of directors, the filling of any vacancies on the Board, or the increase or decrease in the number of seats on the Board; provided that, the Hanlong Parties shall not be prohibited from voting in their sole discretion with respect to any Hanlong nominee or any matter presented to the stockholders that is contrary to the obligations of the Company under the terms of the Transaction Documents, including the obligations under this Agreement and Article VI of the Securities Purchase Agreement, whether or not recommended by the Board.

3.2          Appraisals.  No Hanlong Party shall exercise appraisal rights as to any matter.

ARTICLE IV
COMPANY DIRECTOR NOMINATIONS; EUREKA MOLY DIRECTOR

4.1          First Hanlong Nominee.  From the date hereof until the later of: (i) such time as the Hanlong Ownership Percentage first falls below 10%; or (ii) if Hanlong has delivered the Guarantee of the Bank Loan, the subsequent expiration or other termination of the Guarantee, the Hanlong Parties shall be entitled to designate one nominee for election to the Board (each individual nominated by Hanlong pursuant to procedures set forth in Section 4.3, being a “Hanlong Nominee” and collectively, the “Hanlong Nominees”); provided, however, that for purposes of this Section 4.1 only, Hanlong Ownership Percentage shall be calculated without respect to outstanding shares of Common Stock that were issued by the Company after the Tranche 1 Closing and prior to the Effective Date (as defined in the Molybdenum Supply Agreement).  Immediately subsequent to the completion of the Tranche 1 Closing, the Company shall take such action as necessary to expand the board of directors or arrange for the resignation of a current director of the Company and appoint the Hanlong Nominee to fill the vacancy created thereby, such Hanlong Nominee to serve until the annual shareholder’s meeting of the Company held in 2012 and his or her successor is elected and qualified.

4.2          Second Hanlong Nominee.  After the Tranche 2 Closing and at all times thereafter until the date that the Hanlong Ownership Percentage first falls below 20%, the Hanlong Parties shall be entitled to designate a second Hanlong Nominee for election to serve on the Board.  Immediately subsequent to the Tranche 2 Closing the Company shall take such action as necessary to expand the board of directors or arrange for the resignation of a current director of the Company and appoint the Hanlong Nominee to fill the vacancy created thereby to serve until no sooner than the second annual meeting of the Stockholders of the Company following the appointment and his or her successor is elected and qualified.  Notwithstanding the foregoing, in no event shall the second Hanlong Nominee be a member of the same class of directors as the first Hanlong Nominee.

4.3          Company Obligations.

(a)           Director Slate, Proxy.  The Company shall include and recommend the election of each Hanlong Nominee in the Board’s slate of nominees submitted and recommended to the Company stockholders for each election of directors in the proxy statement prepared by management of the Company in connection with soliciting proxies for every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company or the Board with respect to the election of members of the Board.

(b)           Exceptions to the Company Obligations.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be nominated for election to the Board or recommend to its stockholders the election of any Hanlong Nominee (i) who fails to submit to the Company on a timely basis such questionnaires as the Company may reasonably require of its directors generally and such other information as the Company may reasonably request in connection with its obligations under the Securities Laws, or (ii) the Board or the nominating committee determines in good faith, after consultation with legal counsel, that such action would constitute a breach of its fiduciary duties or applicable law; provided, however, that upon the occurrence of either event set forth in clause (i) or (ii) above, the Company shall promptly notify Hanlong of the occurrence of such event and permit Hanlong to provide an alternative Hanlong Nominee sufficiently in advance of any Board action, the meetings of the stockholders called or written action of stockholders with respect to such election of nominees and the Company shall be subject to its obligations under this Section 4.3 with respect to such alternative Hanlong Nominee.

(c)           Designation of Nominee.  Subject to Sections 4.1 and 4.2, if the Hanlong Parties wish to designate a Hanlong Nominee for election at any meeting of the stockholders of the Company where an election for directors of the Company shall take place, Hanlong shall provide a written notice (the “Nomination Notice”) to the Board, in accordance with the procedures described in the proxy statement for the Company’s most recent annual meeting of stockholders, identifying each Hanlong Nominee whom the Hanlong Parties are entitled to designate.  Upon receiving a Nomination Notice, the Board shall take all actions reasonably necessary to include such Hanlong Nominees among the candidates in the Company’s next election for members of the Board and shall also recommend that the stockholders of the Company vote for each Hanlong Nominee for election to the Board, including providing its written recommendation in any proxy materials presented to the stockholders of the Company for such election.

(d)           No Compensation.  The Hanlong Nominees shall not be compensated by the Company for their service on the Board but shall be reimbursed for their reasonable costs and expenses involved in attending any meetings of the Board.

(e)           Board Size.  The size of the Board will not exceed 10 members.

(f)            Committees.  One or more of the Hanlong Nominees shall be appointed to serve on each committee created by the Board subject to applicable law and exchange regulations.  A Hanlong Nominee shall serve on any executive committee or equivalent committees that the Company may establish.

4.4          Removal, Interim Appointment.  The Company shall take all reasonably necessary action in order to cause the Board to give effect to this Article IV.  In the absence of any nomination by the Hanlong Parties of a Hanlong Nominee, the individual or individuals previously nominated by the Hanlong Parties and then serving shall be re-nominated if still eligible to serve as provided herein.  The Hanlong Parties may request, and vote in favor of, the removal of any Hanlong Nominee.  The Hanlong Parties (through a written notice to the Company provided by Hanlong) shall have the right to nominate an individual to fill any vacancy on the Board created by the resignation, removal, incapacity or death of any Hanlong Nominee.  If the Hanlong ownership drops below that specified in Sections 4.1 and 4.2, Hanlong shall promptly cause the Hanlong Nominee to resign from the Board.

4.5          Eureka Moly Representative.

(a)           Eureka Moly Representative.  Following the Tranche 1 Closing until the earlier of (i) the date Hanlong’s Guarantee of the Bank Loan has expired or otherwise been terminated and (ii) the date of the Bank Loan Rejection, Hanlong shall have the right to designate one of the Representatives (the “Hanlong Eureka Representative”) that Nevada Moly is entitled to appoint to the Management Committee of Eureka Moly (the “Eureka Management Committee”).  If the Representatives appointed by Nevada Moly are required to vote as a group with respect to any matter requiring the vote of the Eureka Management Committee, Hanlong shall cause the Hanlong Eureka Representative to vote with the majority of the Representatives in favor or against such matter and if the Hanlong Eureka Representative refuses to so vote, the Company may remove the Hanlong Eureka Representative and such vacancy may be filled by Hanlong under Section 4.5(b).  The Company shall reimburse the Hanlong Eureka Representative for the reasonable costs and expenses of attending Eureka Management Committee meetings.

(b)           Failure to Nominate.  In the absence of any designation by Hanlong of a Hanlong Eureka Representative, the individual previously designated by Hanlong and then serving shall be re-nominated if still eligible to serve.  Hanlong may request, and the Company shall cause, the removal of any Hanlong Eureka Representative, with or without cause.  Hanlong shall have the right to designate the individual to fill any vacancy on the Eureka Management Committee created by the resignation, removal, incapacity or death of any Hanlong Eureka Representative.

ARTICLE V
DISPOSITIONS OF EQUITY SECURITIES

5.1          Manner of Disposition.  Without the prior written consent of the Board, no Hanlong Party shall Transfer or permit any of its Affiliates to Transfer beneficial ownership of any Equity Securities, unless the Transfer is (i) a Transfer to a Permitted Transferee that is or becomes a party to this Agreement in accordance with Section 2.4 or (ii) a Transfer that would not otherwise result in any Person or Group (other than the

Hanlong Parties or their Affiliates) acquiring beneficial ownership of more than 5% of the outstanding Common Stock fully diluted as of the date of such Transfer.

5.2          Pledges, Encumbrances.  No Hanlong Party shall, and no Hanlong Party shall permit any of its Affiliates to, pledge or otherwise encumber any Equity Securities or Rights without making arrangements reasonably satisfactory to the Company to ensure that any Transfer upon foreclosure or similar action will satisfy the requirements of Section 5.1 and this Section 5.2, except that it may pledge the Equity Securities to the Bank providing the Bank Loan as the Bank may require.

5.3          Void Transfers.  Any attempted Transfer in violation of this Agreement shall be void.

5.4          Confer Prior to Disposition.  Hanlong Parties intending to dispose of Common Stock to anyone except other Hanlong Parties shall confer with the Company regarding such disposition at least 19 days before such disposition so that the Company may solicit prospective buyers to facilitate such disposition.

ARTICLE VI
OFFERS FOR THE COMPANY

6.1          Notice of Offer.  If any Person shall make a bona fide offer (an “Offer”) (a) to acquire from the Company or one or more stockholders thereof (by tender or exchange offer or otherwise) more than thirty percent of the outstanding Equity Securities, (b) to acquire all, or substantially all, the assets of the Company, or (c) to effect a merger, consolidation, statutory share exchange or similar transaction between or involving the Company and another Person (the “Proposed Transaction”) and the Board determines, in the exercise of its fiduciary duties, that the Offer and the Proposed Transaction is in the best interests of the Company’s stockholders, then the Company shall give Hanlong notice (the “Offer Notice”) of such Offer promptly upon the Board making such determination, subject to the Hanlong Parties agreeing to hold such information confidential and to not trade in the Shares while in possession of such information prior to a public announcement of such Offer.  In no event shall the Company give Hanlong notice of such Offer less than twenty-one days prior to acceptance of such Offer.

6.2          Competing Offer.  The Hanlong Parties shall have twenty-one days from the receipt of the Offer Notice to deliver a competing offer for the Proposed Transaction to the Board (the “Competing Offer”) and the Board shall, in the exercise of its fiduciary duties, consider in good faith whether the Competing Offer is more favorable to the Company’s stockholders than the terms of the Offer and any other competing proposals for the Proposed Transaction.  In the event that the Board determines the Competing Offer is more favorable to the Company’s shareholders, any provisions of this Agreement that would restrict actions that might be taken by a Hanlong Party or its Affiliates in support of such Competing Offer or the Proposed Transaction contemplated thereby shall be waived.

6.3          Approval of Transaction.  If the Board determines that the Competing Offer is not on terms that the Board determines, in its good faith and reasonable judgment and after consultation with its financial advisor, to be more favorable to the Company’s stockholders than the terms of the Offer or any other competing proposals for the Proposed Transaction, then the Hanlong Parties shall vote in favor of any Proposed Transaction ultimately approved by a majority of the Board (the “Recommended Transaction”) and shall tender, offer, sell or otherwise transfer their Shares pursuant to the terms and conditions of such Recommended Transaction, provided that the terms on which the Hanlong Parties actually transfer their Shares shall not be less favorable than the terms applicable to other stockholders of the Company.  The Hanlong Parties shall, to the same extent as the other stockholders of the Company, execute such other documents and take such other commercially reasonable actions as may be necessary to consummate the tender, sale or other transfer of their Shares pursuant to such Recommended Transaction.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES

Each of the Hanlong Parties, and the Company, represents and warrants to the other as of the date of this Agreement as follows:

7.1          Authority.  Such party has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at Law or in equity).

7.2          Authorizations, Permits.  Such party has obtained all authorizations, permits, approvals or consents of any Person, as well as all authorizations, permits, approvals or consents of any Governmental Authority, necessary to enter into and perform its obligations under this Agreement.

7.3          No Conflict.  This Agreement and the transactions it contemplates do not conflict with any Law applicable to it or any agreement to which it is a party or constitute a default under any such agreement.

ARTICLE VIII
LEGEND

8.1          Legend.  The Company shall cause a legend substantially similar to the following to be placed on each certificate representing any Equity Securities or Rights issued to each Hanlong Party or its Affiliates:

“The securities represented by this certificate are subject to a Stockholder Agreement dated as of [        ], 2010, copies of which are available from General Moly, Inc. upon request, and any sale, pledge, hypothecation, transfer, assignment or other disposition of such securities is subject to such Stockholders Agreement.”

8.2          New Certificates.  Upon surrender to the Company of any certificate representing any Equity Securities or Rights disposed of by a Hanlong Party in a transaction described in Section 5.1(ii) or in clause (a), (b) or (c) of the definition of “Transfer” in Schedule A, the Company shall promptly cause to be issued (a) to the transferee or transferees of such Equity Securities or Rights one or more certificates without the legend set forth in Section 8.1 and (b) to the holder of Equity Securities or Rights represented by such certificates so surrendered one certificate representing such Equity Securities or Rights, if any, as shall not have been so disposed of, with the legend set forth in Section 8.1.  Upon termination of this Agreement pursuant to Article IX below and the surrender to the Company of any certificate representing Equity Securities or Rights, the Company shall cause to be issued to the holder of such Equity Securities or Rights one or more certificates without the legend set forth in Section 8.1.

ARTICLE IX
TERMINATION

The rights and obligations of the parties hereto under Articles II, III, V and VI shall terminate at the earliest of (a) such time as the Hanlong Parties beneficially own less than 10% of the Common Stock (calculated without regard to the issuance of any shares by the Company that are not subject to the Hanlong Parties right to participate in such issuance under Section 6.4 of the Securities Purchase Agreement), (b) the date of the termination of the Securities Purchase Agreement, (c) the date that is six months after the date of Commercial Production, and (d) June 30, 2014.

ARTICLE X
NOTICES

10.1        Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice under this Section 10.1, and shall be either (a) delivered by hand, (b) made by telecopy or facsimile transmission or (c) sent by Federal Express, DHL, UPS or another internationally recognized delivery service.

If to a Hanlong Party:	Hanlong (USA) Mining Investment, Inc.
Suite 2903, 9 Castlereagh Street
Sydney, NSW 2000 Australia
	Attention:	Steven Xiao
	Facsimile:	61-29235-2482

With a copy to:	McCarthy Tetrault
Pacific Centre, 777 Dunsmuir Street, Suite 1300
Vancouver, British Columbia V7Y 1K2
	Attention:	Joyce Lee
	Facsimile:	604-643-7900

With a copy to:	Parr Brown Gee & Loveless
185 South State Street, Suite 800
Salt Lake City, Utah, USA 84111
	Attention:	Scott W. Loveless
	Facsimile:	801-532-7750

If to the Company:	General Moly, Inc.
1726 Cole Blvd.
Suite 115
Lakewood, CO 80401
U.S.A.
	Attention:	Chief Executive Officer
	Facsimile:	+1 (303) 928-8598

With a copy to:	Holme Roberts & Owen LLP
1700 Lincoln Street
Suite 4100
Denver, CO 80203-4541
U.S.A.
	Attention:	W. Dean Salter, Esq. and
Charles D. Maguire, Esq.
	Facsimile:	+1 (303) 866-0200

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above; (ii) if by telecopy or facsimile transmission, on the day that receipt thereof has been acknowledged by electronic confirmation or otherwise; or (iii) if sent by internationally recognized delivery service, on the day of actual receipt.

ARTICLE XI
MISCELLANEOUS

11.1        Entire Agreement.  This Agreement, including exhibits or other documents referred to herein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

11.2        Amendments.  The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure from such terms and provisions may be granted, only by written consent of the Company and Hanlong.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

11.3        Parties in Interest.  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto, their Permitted Transferees, in the case of the Hanlong Parties, and their permitted successors and assigns any benefits, rights or remedies.  Except as contemplated by the definitions of “Hanlong,” “Permitted Transferee” and “Transfer” neither this Agreement nor the rights or obligations of any party may be assigned or delegated (other than, in the case of a Hanlong Party, to a Permitted Transferee), by operation of Law or otherwise without the prior written consent of Hanlong and the Company.

11.4        Specific Performance.  The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or in equity.

11.5        Governing Law; Language.  This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the Laws of the State of New York, including Section 5-1401 of New York General Obligation Law, applicable to agreements made and to be performed entirely within the State of New York, without giving effect to the conflict of law principles thereof that would cause the application of the laws of any jurisdiction other than the State of New York.  This Agreement has been negotiated and executed by the parties in English.  In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall govern.

11.6        Waiver of Jury Trial.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

11.7        Severability.  In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

11.8        Headings and Captions.  The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or constructions of any of the terms or provisions hereof.

11.9        Interpretation.

(a)           Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (iv) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms “day” and “days” mean and refer to calendar day(s), (vi) the terms “year” and “years” mean and refer to calendar year(s) and (vii) all references to “the date hereof,” “the date of this Agreement” or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date.

(b)           Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) include and incorporate all exhibits, schedules and other attachments thereto, (B) include all documents, instruments or agreements issued or executed in replacement thereof and (C) mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law referenced herein means such Law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time.  When a reference is made in this Agreement to Articles, Sections or any other subdivision, such reference is to an Article, a Section or other subdivision of this Agreement, unless otherwise indicated.  When a reference is made in this Agreement to a party or parties, such reference is to parties to this Agreement, unless otherwise indicated.  Unless otherwise specified, all references to “$” shall be deemed to be references to the lawful currency of the United States.

11.10      No Waiver of Rights, Powers and Remedies.  No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party.  No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder.  The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies.  No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

11.11      Counterparts.  This Agreement may be executed in counterparts (including by facsimile or similar means of electronic communication), each of which shall be deemed an original and all of which together shall constitute one agreement.

11.12      Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

11.13      Dispute Resolution.  All disputes between the parties arising out of, relating to or in connection with this Agreement (a “Dispute”) and not otherwise settled by agreement between the parties shall be exclusively and finally settled in accordance with Schedule D of the Securities Purchase Agreement, which hereby is incorporated, mutatis mutandis, by reference into this Agreement.

[Signature page follows]

Executed as of the date first set forth above.

GENERAL MOLY, INC.

By:
Name:
Title:

HANLONG (USA) MINING INVESTMENT, INC.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Stockholder Agreement]

SCHEDULE A
(to Stockholder Agreement)

Certain Definitions

“Acquisition”:  As defined in Section 2.1.

“Affiliate”:  As defined in Rule 405 under the Securities Act, provided the Company shall not be deemed an affiliate of Hanlong.

“Agreement”:  As defined in the Preamble.

“Bank”:  As defined in the Securities Purchase Agreement.

“Bank Loan”:  As defined in the Recitals.

“Bank Loan Rejection”:  As defined in the Securities Purchase Agreement.

“beneficial ownership” and correlative terms:  As determined pursuant to Rule 13d-3 and Rule 13d-5 under the Exchange Act and any successor regulation, except that in calculating beneficial ownership, Equity Securities that may be acquired pursuant to Rights to acquire Equity Securities that are exercisable more than sixty days after a date shall nevertheless be included as beneficially owned.

“Board”:  The Board of Directors of the Company.

“Commercial Production”:  As defined in the Amended and Restated Eureka Moly Limited Liability Company Agreement, dated February 26, 2008.

“Common Stock”:  The common stock of the Company, par value $0.001 per share.

“Company”:  As defined in the Preamble.

“Competing Offer”:  As defined in Section 6.2.

“Control” and correlative terms:  The possession directly or indirectly of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract or otherwise.

“Dispute”:  As defined in Section 11.13.

“Equity Securities”:  The Common Stock and any other securities representing equity interests issued by the Company.

“Eureka Management Committee”:  As defined in Section 4.5(a).

“Eureka Moly”:  As defined in the Securities Purchase Agreement.

A-1

“Exchange Act”:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Governmental Authority”:  As defined in the Securities Purchase Agreement.

“Group”:  As defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder.

“Guarantee”:  As defined in the Securities Purchase Agreement.

“Hanlong”:  As defined in the Preamble.

“Hanlong Eureka Representative”:  As defined in Section 4.5(a).

“Hanlong Nominee”:  As defined in Section 4.1.

“Hanlong Ownership Percentage”:  As defined in the Securities Purchase Agreement.

“Hanlong Parties”:  Hanlong and any Permitted Transferee of Hanlong who hereafter becomes bound by or who is required to become bound by this Agreement for so long as such Person is or is required to be so bound or would be required to be bound.  Any Permitted Transferee of Hanlong will cease to be a Hanlong Party at such time as such Person is no longer an Affiliate of Hanlong.

“Law”:  Any U.S. federal, state or local or any foreign statute, code, ordinance, decree, rule, regulation or general principle of common or civil law or equity.

“Maximum Percentage”:  Following the Tranche 1 Closing under the Securities Purchase Agreement, the Maximum Percentage shall be a Hanlong Ownership Percentage equal to 12.5%, and after the Tranche 2 Closing, if it occurs, a Hanlong Ownership Percentage equal to 25%.  Notwithstanding the foregoing, in the event that the Hanlong Parties’ percentage ownership of the Common Stock is at any time increased beyond the then applicable Maximum Percentage as a result of (i) any transaction or action described in Section 2.2 or Section 6 of the Agreement, or (ii) any acquisition of Common Stock by Hanlong Parties permitted by the provisions of the Securities Purchase Agreement or one of the other Transaction Documents, the Maximum Percentage (both before and after the Tranche 2 Closing) shall thereafter be increased by the amount by which the percentage ownership of the Hanlong Parties immediately after such transaction or action exceeds the prior Maximum Percentage; provided, however, that for purposes of calculating Hanlong Ownership Percentage the aggregate beneficial ownership of Hanlong Parties and their Affiliates of the outstanding Common Stock shall be substituted for Hanlong’s aggregate percentage beneficial ownership of the outstanding Common Stock.

“Nevada Moly”:  As defined in the Securities Purchase Agreement.

“Nomination Notice”:  As defined in Section 4.3(c).

“Offer”:  As defined in Section 6.1.

A-2

“Offer Notice”:  As defined in Section 6.1.

“Permitted Future Grants”:  As defined in the Securities Purchase Agreement.

“Permitted Transferees”:  In the case of a Hanlong Party, any Person Controlled by, Controlling, or under common Control with such Hanlong Party.

“Person”:  Any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity.

“Prime Chinese Bank”:  As defined in the Securities Purchase Agreement.

“Recommended Transaction”:  As defined in Section 6.3.

“Rights”:  Securities of the Company exercisable, convertible or exchangeable for or into Equity Securities (with or without consideration) or that carry any right to subscribe for or acquire Equity Securities; provided, however, Rights shall exclude Permitted Future Grants and SARs outstanding as of the Signing Date.

“SEC”:  As defined in the Securities Purchase Agreement.

“Securities Act”:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Securities Laws”:  The Securities Act, the Exchange Act, all regulations promulgated by the SEC, the Laws of any other applicable jurisdiction relating to securities regulation and the rules of any exchange upon which Common Stock is trading.

“Securities Purchase Agreement”:  As defined in the Recitals.

“Shares”:  Equity Securities Beneficially Owned (including pursuant to the ownership of Rights) from time to time by the Hanlong Parties or their Affiliates.

“Subsidiaries”:  As defined in the Securities Purchase Agreement.

“Tranche 1 Closing”:  As defined in the Securities Purchase Agreement.

“Tranche 2 Closing”:  As defined in the Securities Purchase Agreement.

“Transfer”:  Any sale, exchange, pledge or other transfer, directly or indirectly, of Equity Securities, including by the sale or other disposition of Control of an entity that directly or indirectly owns Shares, provided, however, that none of the following shall constitute a Transfer:  (a) any transfer pursuant to any tender or exchange offer for Equity Securities approved by a majority of the Board, (b) a transfer by operation of Law in connection with any merger, consolidation, statutory share exchange or similar transaction involving the Company approved by a majority of the Board, or (c) a transfer pursuant to a plan of liquidation of the Company that has been approved by a majority of the Board.

A-3

REVOCABLE PROXY

GENERAL MOLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy revokes all prior proxies with respect to the Annual Meeting.  Receipt of the Notice of Annual Meeting and the Proxy Statement relating to the Annual Meeting is hereby acknowledged.

The undersigned hereby appoints David A. Chaput and Michael K. Branstetter (collectively, the “Proxies”), and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of General Moly, Inc. (the “Company”) that the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders of the Company to be held on May 13, 2010, and any adjournment thereof.  Such shares shall be voted as indicated with respect to the proposals listed below and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment thereof.  Each of the proposed items below are described in the Proxy Statement that accompanies this Revocable Proxy, and the descriptions below are qualified in their entirety by the information set forth in the Proxy Statement.

Proposals	The Board of Directors recommends a vote FOR all the nominees listed and FOR proposals 2, 3 and 4.
1.	Election of two Class III members to the Board of Directors:
	01	Bruce D. Hansen	FOR ☐	AGAINST ☐	ABSTAIN ☐
	02	Mark A. Lettes	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Approval of the General Moly, Inc. 2006 Equity Incentive Plan, as Amended and Restated.		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.

Approval of the potential issuance of shares of the Company’s common stock exceeding 20% of the number of shares outstanding under the Securities Purchase Agreement dated March 4, 2010 between the Company and Hanlong (USA) Mining Investment, Inc.

			FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2010.		FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	In their discretion, upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR each of the nominees for director and FOR each proposal.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the spaces below:

	Date:	, 2010
Stockholder sign above

	Date:	, 2010
Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

GENERAL MOLY, INC.

1726 Cole Boulevard, Suite 115

Lakewood, Colorado 80401

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.